File Nos. 333-32887
                                                                      811-08325
===============================================================================
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                 [ ]
      Pre-Effective Amendment No. ___                                   [ ]
      Post-Effective Amendment No. _4__                                 [X]
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940         [ ]
      Amendment No. _5__                                                [X]

                        (Check appropriate box or boxes.)

     BMA Variable Annuity Account A
     -------------------------------
     (Exact Name of Registrant)

     Business Men's Assurance Company of America
     -------------------------------------------
     (Name of Depositor)

     700 Karnes Boulevard, Kansas City, Missouri                     64108
     ------------------------------------------------------------   ----------
     (Address of Depositor's Principal Executive Offices)           (Zip Code)

Depositor's Telephone Number, including Area Code  (816) 753-8000

     Name and Address of Agent for Service

     David A. Gates
     Business Men's Assurance Company of America
     700 Karnes Blvd.
     Kansas City, Missouri 64108

     Copies to:
          Judith A. Hasenauer
          Blazzard, Grodd & Hasenauer, P.C.
          P.O. Box 5108
          Westport, CT  06881
          (203) 226-7866

It is proposed that this filing will become effective:

     _____ immediately upon filing pursuant to paragraph (b) of Rule 485
     __X__ on December 31, 1998 pursuant to paragraph (b) of Rule 485
     _____ 60 days after filing pursuant to paragraph (a)(1) of Rule 485
     _____ on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following:

     _____ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:

Individual Flexible Purchase Payment Deferred Variable Annuity Contracts


                              CROSS REFERENCE SHEET

                             (required by Rule 495)

ITEM NO.                                                                  Location

                                           PART A

Item 1.          Cover Page                                               Cover Page

Item 2.          Definitions                                              Index of Special Terms

Item 3.          Synopsis                                                 Profile

Item 4.          Condensed Financial Information                          Appendix

Item 5.          General Description of Registrant,
                 Depositor, and Portfolio Companies                       Other Information -
                                                                          BMA; The Separate
                                                                          Account; Investors Mark Series
                                                                          Fund, Inc.; Berger Institutional
                                                                          Products Trust; American Century
                                                                          Variable Portfolios, Inc.; Dreyfus
                                                                          Stock Index Fund; Dreyfus Variable
                                                                          Investment Fund; Lazard Retirement
                                                                          Series, Inc.; INVESCO Variable
                                                                          Investment Funds, Inc.

Item 6.          Deductions and Expenses                                  Expenses

Item 7.          General Description of Variable
                 Annuity Contracts                                        The Annuity Contract

Item 8.          Annuity Period                                           Annuity Payments
                                                                          (The Income Phase)

Item 9.          Death Benefit                                            Death Benefit

Item 10.         Purchases and Contract Value                             Purchase

Item 11.         Redemptions                                              Access to Your Money

Item 12.         Taxes                                                    Taxes

Item 13.         Legal Proceedings                                        None

Item 14.         Table of Contents of the Statement
                 of Additional Information                                Table of Contents of the
                                                                          Statement of Additional
                                                                          Information


                              CROSS REFERENCE SHEET

                             (required by Rule 495)

ITEM NO.                                                                        LOCATION
                                           PART B

Item 15.            Cover Page                                                  Cover Page

Item 16.            Table of Contents                                           Table of Contents

Item 17.            General Information and History                             Company

Item 18.            Services                                                    Not Applicable

Item 19.            Purchase of Securities Being Offered                        Not Applicable

Item 20.            Underwriters                                                Distribution

Item 21.            Calculation of Performance Data                             Performance Information

Item 22.            Annuity Payments                                            Annuity Provisions

Item 23.            Financial Statements                                        Financial Statements

                                     PART C

Information required to be included in Part C is set forth under the appropriate Item so numbered in Part C to this Registration Statement.


                                     PART A

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

                                 DECEMBER 31, 1998

               PROFILE OF THE FIXED AND VARIABLE ANNUITY CONTRACT

     THIS PROFILE IS A SUMMARY OF SOME OF THE MORE IMPORTANT POINTS THAT YOU SHOULD CONSIDER AND KNOW BEFORE PURCHASING THE CONTRACT. THE CONTRACT IS MORE FULLY DESCRIBED IN THE FULL PROSPECTUS WHICH ACCOMPANIES THIS PROFILE. PLEASE READ THE PROSPECTUS CAREFULLY.

     1. THE ANNUITY CONTRACT: The fixed and variable annuity contract offered by BMA is a contract between you, the owner, and Business Men's Assurance Company of America (BMA), an insurance company. The Contract provides a means for investing on a tax-deferred basis in 2 fixed account options of BMA and 17 investment portfolios. The Contract is intended for retirement savings or other long-term investment purposes and provides for a death benefit and guaranteed income options.

     We offer 2 fixed accounts (Fixed Account I and Fixed Account II). The fixed accounts offer interest rates that are guaranteed by the insurance company, BMA. For Fixed Account I, an interest rate is set at the time of each purchase payment or transfer to Fixed Account I. This initial interest rate is guaranteed for 12 months. For Fixed Account II, currently there are 3 different guarantee periods available, each with its own interest rate. If you make a withdrawal or transfer from Fixed Account II before the end of the guarantee period, it may be subject to an interest adjustment. While your money is in either fixed account, the interest your money will earn as well as your principal is guaranteed by BMA.

     This  Contract  also offers 17  investment  portfolios  which are listed in
Section 4. The returns on these portfolios are NOT guaranteed. You can lose money.

     You can put money into any or all of the investment portfolios, Fixed Account I and/or any currently available guarantee period of Fixed Account II. You can transfer between accounts up to 12 times a year without charge or tax implications during the accumulation phase and 4 times each year without charge or tax implications during the income phase. There are certain limitations on the amounts that can be transferred to or from the Fixed Accounts. After 12 transfers each year during the accumulation period and four transfers each year during the income phase, the charge is $25 per transfer.

     The Contract, like all deferred annuity contracts, has two phases: the accumulation phase and the income phase. During the accumulation phase, earnings accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. The income phase occurs when you begin receiving regular payments from your Contract.

     The amount of money you are able to accumulate in your account during the accumulation phase will determine, in part, the amount of income payments during the income phase.

     2. ANNUITY PAYMENTS (THE INCOME PHASE): If you want to receive regular income from your annuity, you can choose one of four options: (1) monthly payments for your life (assuming you are the annuitant); (2) monthly payments for your life, but with payments continuing to the beneficiary for 10 or 20 years (as you select) if you die before the end of the selected period; (3) monthly payments for your life and for the life of another person (usually your spouse) selected by you; and (4) monthly payments for your life and for the life of another person (usually your spouse), but if you and the other person die before payments have been made for the 10 or 20 year period, payments will continue for the remainder of the period. Once you begin receiving regular payments, you cannot change your payment plan.

     During the income phase, you can choose from the same investment options you had during the accumulation phase. You can choose to have payments come from our general account, the investment portfolios or both. If you choose to have any part of your payments come from the investment portfolios, the dollar amount of your payments may go up or down.

     3. PURCHASE: You can buy this Contract with $10,000 or more under most circumstances. You can add $1,000 or more any time you like during the accumulation phase. Your registered representative can help you fill out the proper forms.

     4. INVESTMENT OPTIONS: You can put your money in any or all of these investment portfolios which are described in the prospectuses for the funds:

MANAGED BY STANDISH, AYER & WOOD, INC.

    Intermediate Fixed Income Portfolio
    Mid Cap Equity Portfolio
    Money Market Portfolio

MANAGED BY STANDISH INTERNATIONAL MANAGEMENT COMPANY, L.P.

    Global Fixed Income Portfolio

MANAGED BY STEIN ROE & FARNHAM, INCORPORATED

    Small Cap Equity Portfolio
    Large Cap Growth Portfolio

MANAGED BY DAVID L. BABSON & CO., INC.

    Large Cap Value Portfolio

MANAGED BY LORD, ABBETT & CO.

    Growth & Income Portfolio

MANAGED BY KORNITZER CAPITAL MANAGEMENT, INC.

    Balanced Portfolio

MANAGED BY BBOI WORLDWIDE LLC

    Berger/BIAM IPT--International Fund

MANAGED BY AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

    VP Income & Growth
    VP Value

MANAGED BY THE DREYFUS CORPORATION

    Dreyfus Stock Index Fund
    Dreyfus Variable Investment Fund-Disciplined Stock Portfolio

MANAGED BY INVESCO FUNDS GROUP, INC.

    INVESCO VIF--High Yield Portfolio
    INVESCO VIF--Industrial Income Portfolio

MANAGED BY LAZARD ASSET MANAGEMENT

    Lazard Retirement Small Cap Portfolio

    Depending upon market conditions, you can make or lose money in any of these portfolios.

     5. EXPENSES: The Contract has insurance features and investment features, and there are costs related to each.

     Each year BMA deducts a $35 contract maintenance charge from your Contract. During the accumulation phase, BMA currently waives this charge if the value of your Contract is at least $100,000. BMA also deducts a coverage charge which is equal to 1.40% annually of the average daily value of your Contract allocated to the investment portfolios if your initial purchase payment (excluding amounts you select to be allocated to Fixed Account II) is less than $75,000 and 1.25% annually if your initial purchase payment (excluding amounts you select to be allocated to Fixed Account II) is $75,000 or more. In certain states, the lower coverage charge (1.25%) may not be available even though your initial purchase payment was $75,000 or more. Check with your registered representative regarding availability.

     If you take your money out, BMA may assess a withdrawal charge against each purchase payment withdrawn. The withdrawal charge is equal to:

NUMBER OF COMPLETE YEARS FROM
  DATE OF PURCHASE PAYMENT        WITHDRAWAL CHARGE
- -----------------------------  -----------------------
              0                               7%
              1                               6%
              2                               5%
              3                               4%
              4                               3%
              5                               2%
              6                               1%
      7 and thereafter                        0%

     Under some circumstances BMA may waive the withdrawal charge.

     When you begin receiving regular income payments from your annuity, BMA may assess a state premium tax charge which ranges from 0% - 4%, depending upon the state. In South Dakota, BMA will deduct the premium tax charge from each purchase payment.

     There are also daily investment charges which range, on an annual basis, from .28% to 1.50% of the average daily value of the investment portfolio depending upon the investment portfolio.

     The following charts are designed to help you to understand the expenses in the Contract. There are two charts below. Chart 1 assumes your initial purchase payment is less than $75,000. Chart 2 assumes your initial purchase payment is $75,000 or more (excluding amounts you select to be allocated to Fixed Account
II). The column "Total Annual Expenses" in Chart 1 shows the total of the $35 contract maintenance charge (which has been converted to a percentage and is represented as .14% below), the 1.40% coverage charge and the investment expenses for each investment portfolio. The column "Total Annual Expenses" in Chart 2 shows the total of the $35 contract maintenance charge (which has been converted to a percentage and is represented as .04% below), the 1.25% coverage charge and the investment expenses for each investment portfolio. The next two columns in each chart show you two examples of the expenses, in dollars, you would pay under a Contract. The examples assume that you invested $1,000 in a Contract which earns 5% annually and that you withdraw your money: (1) at the end of year 1, and (2) at the end of year 10. For year 1, the Total Annual Expenses are assessed as well as the withdrawal charge. For year 10, the example shows the aggregate of all the annual expenses assessed for the 10 years, but there is no withdrawal charge.

     The premium tax is assumed to be 0% in the examples.

CHART 1 (INITIAL PURCHASE PAYMENT IS LESS THAN $75,000)


                                                                                         EXAMPLES:
                                                               TOTAL                    TOTAL ANNUAL
                                              TOTAL ANNUAL     ANNUAL       TOTAL     EXPENSES AT END OF:
                                              INSURANCE       PORTFOLIO     ANNUAL     (1)        (2)
                                               CHARGES        EXPENSES     EXPENSES   1 YEAR    10 YEARS
                                            -------------  -----------  -----------  ---------  ---------
MANAGED BY STANDISH, AYER & WOOD, INC.
Intermediate Fixed Income Portfolio......       1.54%           .80%        2.34%     $ 94.25    $272.59
Mid Cap Equity Portfolio................        1.54%           .90%        2.44%     $ 95.27    $282.79
Money Market Portfolio...................       1.54%           .50%        2.04%     $ 91.16    $241.30

MANAGED BY STANDISH INTERNATIONAL MANAGEMENT COMPANY, L.P.
Global Fixed Income Portfolio..............     1.54%          1.00%        2.54%     $ 96.30    $292.89

MANAGED BY STEIN ROE & FARNHAM, INCORPORATED
Small Cap Equity Portfolio.................     1.54%          1.05%        2.59%     $ 96.81    $297.89
Large Cap Growth Portfolio.................     1.54%           .90%        2.44%     $ 95.27    $282.79

MANAGED BY DAVID L. BABSON & CO., INC.
Large Cap Value Portfolio..................     1.54%           .90%        2.44%     $ 95.27    $282.79

MANAGED BY LORD, ABBETT & CO.
Growth & Income Portfolio..................     1.54%           .90%        2.44%     $ 95.27    $282.79

MANAGED BY KORNITZER CAPITAL MANAGEMENT, INC.
Balanced Portfolio........................      1.54%           .90%        2.44%     $ 95.27    $282.79

MANAGED BY BBOI WORLDWIDE LLC
Berger/BIAM IPT--International Fund.......      1.54%          1.20%        2.74%     $ 98.35    $312.75

MANAGED BY AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
VP Value...................................    1.54%          1.00%          2.54%    $ 96.30     $292.89
VP Income & Growth.........................    1.54%          0.70%          2.24%    $ 93.22     $262.27

MANAGED BY THE DREYFUS CORPORATION
Dreyfus Stock Index Fund...................    1.54%          0.28%          1.82%    $ 88.89     $217.69
Dreyfus Variable Investment Fund -
   Disciplined Stock Portfolio.............    1.54%          1.02%          2.56%    $ 96.50     $294.89

MANAGED BY INVESCO FUNDS GROUP, INC.
INVESCO VIF-High Yield Portfolio   ........    1.54%          0.87%           2.41%   $ 94.97     $279.74
INVESCO VIF--Industrial Income Portfolio       1.54%          0.95%           2.49%   $ 95.79     $287.85

MANAGED BY LAZARD ASSET MANAGEMENT
Lazard Retirement Small Cap Portfolio          1.54%          1.50%           3.04%   $101.41     $341.73


CHART 2 (INITIAL PURCHASE PAYMENT IS $75,000+, EXCLUDING AMOUNTS YOU SELECT TO BE ALLOCATED TO FIXED ACCOUNT II)

                                                                                         EXAMPLES:
                                                               TOTAL                    TOTAL ANNUAL
                                              TOTAL ANNUAL     ANNUAL       TOTAL     EXPENSES AT END OF:
                                              INSURANCE       PORTFOLIO     ANNUAL     (1)        (2)
                                               CHARGES        EXPENSES     EXPENSES   1 YEAR    10 YEARS
                                            -------------  -----------  -----------  ---------  ---------

MANAGED BY STANDISH, AYER & WOOD, INC.
Intermediate Fixed Income Portfolio...           1.29%         .80%         2.09%     $91.71     $246.88
Mid Cap Equity Portfolio..............           1.29%         .90%         2.19%     $92.73     $257.35
Money Market Portfolio................           1.29%         .50%         1.79%     $88.61     $214.76

MANAGED BY STANDISH INTERNATIONAL MANAGEMENT COMPANY, L.P.
Global Fixed Income Portfolio.........           1.29%        1.00%         2.29%     $93.76     $267.71

MANAGED BY STEIN ROE & FARNHAM, INCORPORATED
Small Cap Equity Portfolio...........            1.29%        1.05%         2.34%     $94.27     $272.85
Large Cap Growth Portfolio............           1.29%         .90%         2.19%     $92.73     $257.35

MANAGED BY DAVID L. BABSON & CO., INC.
Large Cap Value Portfolio.............           1.29%         .90%         2.19%     $92.73     $257.35

MANAGED BY LORD, ABBETT & CO.

Growth & Income Portfolio                        1.29%         .90%         2.19%     $92.73      $257.35

MANAGED BY KORNITZER CAPITAL MANAGEMENT, INC.
Balanced Portfolio...................            1.29%         .90%         2.19%     $92.73      $257.35

MANAGED BY BBOI WORLDWIDE LLC

Berger/BIAM IPT--International Fund..            1.29%        1.20%         2.49%     $95.81      $288.10

MANAGED BY AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
VP Value..............................           1.29%        1.00%         2.29%     $93.76      $267.71
VP Income & Growth....................           1.29%        0.70%         1.99%     $90.68      $236.29

MANAGED BY THE DREYFUS CORPORATION
Dreyfus Stock Index Fund..............           1.29%        0.28%         1.57%     $86.34      $190.54
Dreyfus Variable Investment Fund -
   Disciplined Stock Portfolio........           1.29%        1.02%         2.31%     $93.97      $269.77

MANAGED BY INVESCO FUNDS GROUP, INC.
INVESCO VIF-High Yield Portfolio   ...           1.29%        0.87%         2.16%     $92.42      $254.22
INVESCO VIF--Industrial Income Portfolio         1.29%        0.95%         2.24%     $93.25      $262.55

MANAGED BY LAZARD ASSET MANAGEMENT
Lazard Retirement Small Cap Portfolio            1.29%        1.50%         2.79%     $98.88      $317.85


     The expenses in both charts above reflect the expense reimbursements or fee waivers by the fund managers. For the newly formed Portfolios, the expenses have been estimated. For more detailed information, see the Fee Table in the prospectus for the Contract.

     6. TAXES: Your earnings are not taxed until you take them out. If you take money out during the accumulation phase, earnings come out first and are taxed as income. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal tax penalty on the earnings. Payments during the income phase are considered partly a return of your original investment. That part of each payment is not taxable as income.

     7. ACCESS TO YOUR MONEY: You can take money out at any time during the accumulation phase. Each purchase payment you add to your Contract has its own 7 year withdrawal charge period. After BMA has had a payment for 7 years, there is no charge for withdrawals. So long as you have not made another withdrawal during the same Contract year, a withdrawal of up to 10% of the Contract value withdrawn is not subject to a withdrawal charge. Withdrawals in excess of that will be charged a withdrawal charge which ranges from 7% in the first year and declines to 0% after the seventh year. Of course, you may also have to pay income tax and a tax penalty on any money you take out.

     8. PERFORMANCE: The value of the Contract will vary up or down depending upon the investment performance of the investment portfolios you choose. BMA may provide total return figures for each investment portfolio. The total return figures are based on historical data and are not intended to indicate future performance. Performance is not shown here because the investment portfolios did not have a complete calendar year of performance as of December 31, 1997.

     9. DEATH BENEFIT: If you die before moving to the income phase, the beneficiary will receive a death benefit. During the first Contract year, this death benefit will be the greater of: (1) the payments you have made, less any money you have taken out and related withdrawal charges; or (2) the value of your Contract. During the second and subsequent years, the death benefit will be the greater of: (1) the payments you have made, less any money you have taken out and related withdrawal charges; or (2) the value of your Contract; or (3) the highest value of your Contract on the last day of any Contract year prior to your 81st birthday, plus payments you have made, less withdrawals (and related withdrawal charges) since that day. If you are 80 or older on the day we issue your Contract, different rules apply. This death benefit may not be available in your state in which case the death benefit will be the greater of (1) the payments you have made, less any money you have taken out and related withdrawal charges, or (2) the value of your Contract.

     10. OTHER INFORMATION:

     FREE-LOOK. If you cancel the Contract within 10 days after receiving it (or whatever period is required in your state), we will send your money back without assessing a withdrawal charge. You will receive whatever your Contract is worth on the day we receive your request. This may be more or less than your original payment. If we are required by law to return your original payment or if you have purchased the Contract as an Individual Retirement Annuity (IRA), you will receive back the greater of your purchase payment (less withdrawals), or the Contract value and we will put your money in the Money Market Portfolio during the free-look period.

     NO PROBATE. In most cases, when you die, the beneficiary will receive the death benefit without going through probate. However, the avoidance of probate does not mean that the beneficiary will not have tax liability as a result of receiving the death benefit.

     WHO SHOULD PURCHASE THE CONTRACT? This Contract is designed for people seeking long-term tax-deferred accumulation of assets, generally for retirement or other long-term purposes. The tax-deferred feature is most attractive to people in high federal and state tax brackets. You should not buy this Contract if you are looking for a short-term investment or if you cannot take the risk of getting back less money than you put in.

     ADDITIONAL FEATURES. The Contract has additional features you might be interested in. These include:

     - You can arrange to have money automatically sent to you (monthly, quarterly, semi-annually or annually) while your Contract is still in the accumulation phase. Of course, you'll have to pay taxes on money you receive. You may also have to pay a penalty tax on money you receive. We call this feature the Automatic Withdrawal Program.

     - If you purchased the Contract under an Individual Retirement Annuity, you can arrange to have money sent to you periodically to meet certain required distribution requirements imposed by the Internal Revenue Code. We call this feature the Minimum Distribution Program.

     - You can arrange to have a regular amount of money automatically transferred from the Money Market Portfolio or Fixed Account I to the investment portfolios each month, theoretically giving you a lower average cost per unit over time than a single one time purchase. We call this feature the Dollar Cost Averaging Option.

     - BMA will automatically readjust the money between investment portfolios periodically to keep the blend you select. We call this feature the Asset Rebalancing Option.

     - Under certain circumstances, BMA will give you your money without a withdrawal charge if you are in a nursing home, or become totally disabled, terminally ill, involuntarily unemployed or divorced. Of course, you'll have to pay taxes on money you receive. You may also have to pay a penalty tax on the money you receive.

     These features may not be available in your state and may not be suitable for your particular situation.

     11. INQUIRIES: If you need more information about buying a Contract, please contact us at our service center:

        BMA
        PO Box 412879
        Kansas City, Missouri 64141-2879
        1-888-262-8131

                         THE FIXED AND VARIABLE ANNUITY

                                    ISSUED BY

                         BMA VARIABLE ANNUITY ACCOUNT A

                                       AND

                   BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

    This prospectus describes the Fixed and Variable Annuity Contract offered by Business Men's Assurance Company of America (BMA).

     The annuity contract has 19 investment choices--2 FIXED ACCOUNT options and 17 INVESTMENT PORTFOLIOS listed below. The 17 INVESTMENT PORTFOLIOS are part of Investors Mark Series Fund, Inc., Berger Institutional Products Trust, American Century Variable Portfolios, Inc., Dreyfus Stock Index Fund, Dreyfus Variable Investment Fund, INVESCO Variable Investment Funds, Inc. and Lazard Retirement Series, Inc. You can put your money in Fixed Account I, any currently available GUARANTEE PERIOD of Fixed Account II and/or any of these INVESTMENT PORTFOLIOS.

INVESTORS MARK SERIES FUND, INC.

MANAGED BY STANDISH, AYER & WOOD, INC.

    Intermediate Fixed Income Portfolio
    Mid Cap Equity Portfolio
    Money Market Portfolio

MANAGED BY STANDISH INTERNATIONAL MANAGEMENT COMPANY, L.P.

    Global Fixed Income Portfolio

MANAGED BY STEIN ROE & FARNHAM, INCORPORATED

    Small Cap Equity Portfolio
    Large Cap Growth Portfolio

MANAGED BY DAVID L. BABSON & CO., INC.

    Large Cap Value Portfolio

MANAGED BY LORD, ABBETT & CO.

    Growth & Income Portfolio

MANAGED BY KORNITZER CAPITAL MANAGEMENT, INC.

    Balanced Portfolio

BERGER INSTITUTIONAL PRODUCTS TRUST

MANAGED BY BBOI WORLDWIDE LLC

    Berger/BIAM IPT--International Fund

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

MANAGED BY AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

    VP Income & Growth
    VP Value

DREYFUS STOCK INDEX FUND

MANAGED BY THE DREYFUS CORPORATION

DREYFUS VARIABLE INVESTMENT FUND

MANAGED BY THE DREYFUS CORPORATION

    Disciplined Stock Portfolio

INVESCO VARIABLE INVESTMENT FUNDS, INC.

MANAGED BY INVESCO FUNDS GROUP, INC.

    INVESCO VIF--High Yield Portfolio
    INVESCO VIF--Industrial Income Portfolio

LAZARD RETIREMENT SERIES, INC.

MANAGED BY LAZARD ASSET MANAGEMENT

    Lazard Retirement Small Cap Portfolio

     Please read this prospectus before investing and keep it on file for future reference. It contains important information about the BMA Fixed and Variable Annuity Contract.

     To learn more about the BMA Fixed and Variable Annuity Contract, you can obtain a copy of the Statement of Additional Information (SAI) dated December 31, 1998. The SAI has been filed with the Securities and Exchange Commission
(SEC) and is legally a part of the prospectus. The SEC has a web site (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding companies that file electronically with the SEC. The Table of Contents of the SAI is on Page 22 of this prospectus. For a free copy of the SAI, call us at 1-800-423-9398 or write us at: 9735 Landmark Parkway Drive, St. Louis, MO 63127-1690.

     INVESTMENT IN A VARIABLE ANNUITY CONTRACT IS SUBJECT TO RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THE CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT
FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


December 31, 1998.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
INDEX OF SPECIAL TERMS....................................................     1
FEE TABLE.................................................................     2
EXAMPLES..................................................................     3
1.  THE ANNUITY CONTRACT..................................................     7
2.  ANNUITY PAYMENTS (THE INCOME PHASE)...................................     7
3.  PURCHASE..............................................................     9
     Purchase Payments....................................................     9
     Allocation of Purchase Payments......................................     9
     Accumulation Units...................................................     9
4.  INVESTMENT OPTIONS....................................................    10
     Transfers............................................................    11
     Dollar Cost Averaging Option.........................................    12
     Asset Rebalancing Option.............................................    12
     Asset Allocation Option..............................................    13
     Voting Rights........................................................    13
     Substitution.........................................................    13
5.  EXPENSES..............................................................    13
     Coverage Charge......................................................    13
     Contract Maintenance Charge..........................................    14
     Withdrawal Charge....................................................    14
     Waiver of Withdrawal Charge Benefits.................................    15
     Reduction or Elimination of the Withdrawal Charge....................    15
     Premium Taxes........................................................    15
     Transfer Fee.........................................................    15
     Income Taxes.........................................................    15
     Investment Portfolio Expenses........................................    15
6.  TAXES.................................................................    15
     Annuity Contracts in General.........................................    16
     Qualified and Non-Qualified Contracts................................    16
     Withdrawals--Non-Qualified Contracts.................................    16
     Withdrawals--Qualified Contracts.....................................    16
     Death Benefits.......................................................    16
     Diversification......................................................    17
7.  ACCESS TO YOUR MONEY..................................................    17
     Automatic Withdrawal Program.........................................    17
     Minimum Distribution Program.........................................    18
8.  PERFORMANCE...........................................................    18
9.  DEATH BENEFIT.........................................................    18
     Upon Your Death......................................................    18
     Death of Annuitant...................................................    19
10. OTHER INFORMATION.....................................................    19
     BMA..................................................................    19
     Year 2000............................................................    20
     The Separate Account.................................................    20
     Distributor..........................................................    20
     Administration.......................................................    20
     Ownership............................................................    20
     Beneficiary..........................................................    21
     Assignment...........................................................    21
     Suspension of Payments or Transfers..................................    21
     Financial Statements.................................................    21
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION..............    22
APPENDIX--CONDENSED FINANCIAL INFORMATION.................................    23


                             INDEX OF SPECIAL TERMS

     We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the contract, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms. They are identified in the text in italic and the page that is indicated here is where we believe you will find the best explanation for the word or term.

                                                                            PAGE
                                                                            ----
Accumulation Phase........................................................     7
Accumulation Unit.........................................................     9
Annuitant.................................................................     7
Annuity Date..............................................................     7
Annuity Options...........................................................     7
Annuity Payments..........................................................     8
Annuity Unit..............................................................     9
Beneficiary...............................................................    21
Fixed Account.............................................................     7
Guarantee Period..........................................................     7
Income Phase..............................................................     7
Investment Portfolios.....................................................    10
Joint Owner...............................................................    20
Non-Qualified.............................................................    16
Owner.....................................................................    20
Purchase Payment..........................................................     9
Qualified.................................................................    16
Tax Deferral..............................................................     7


                                   FEE TABLE

OWNER TRANSACTION EXPENSES

     Withdrawal Charge (as a percentage of PURCHASE PAYMENT withdrawn) (See Note 2 below)

  NUMBER OF COMPLETE YEARS
FROM DATE OF PURCHASE PAYMENT    WITHDRAWAL CHARGE
- -----------------------------  ---------------------
              0                             7%
              1                             6%
              2                             5%
              3                             4%
              4                             3%
              5                             2%
              6                             1%
      7 and thereafter                      0%

    Transfer Fee (see Note 3 below)

                    No charge for first 12 transfers in a contract year during the ACCUMULATION PHASE and no charge for four transfers in a contract year during the INCOME PHASE; thereafter, the fee is $25 per transfer.

CONTRACT MAINTENANCE CHARGE (see Note 4 below) . . . $35 per contract per year

SEPARATE ACCOUNT ANNUAL EXPENSES
  (as a percentage of average account value)

                                                         IF INITIAL            IF INITIAL
                                                      PURCHASE PAYMENT      PURCHASE PAYMENT
                                                        IS LESS THAN           IS $75,000
                                                          $75,000               OR MORE
                                                    --------------------  --------------------
Mortality and Expense Risk Fees and Account Fees
 and Expenses (See Note 5 below)..................           1.40%     1.25%
                                                              ---       ---
Total Separate Account Annual Expenses............           1.40%     1.25%

INVESTMENT PORTFOLIO EXPENSES
  (as a percentage of the average daily net assets of an INVESTMENT PORTFOLIO)

                                                                                       TOTAL ANNUAL
                                                                 OTHER EXPENSES      PORTFOLIO EXPENSES
                                                                 (AFTER EXPENSE      (AFTER EXPENSE
                                                                  REIMBURSEMENT       REIMBURSEMENT
                                                           12b-1  WITH RESPECT TO     WITH RESPECT TO
                                          MANAGEMENT FEES  Fees   CERTAIN PORTFOLIOS) CERTAIN PORTFOLIOS)
                                          ---------------  -----  ------------------  --------------------
INVESTORS MARK SERIES FUND, INC.(a)

MANAGED BY STANDISH, AYER & WOOD, INC.

  Intermediate Fixed Income Portfolio...      .60%         ---         .20%                 .80%
  Mid Cap Equity Portfolio..............      .80%         ---         .10%                 .90%
  Money Market Portfolio................      .40%         ---         .10%                 .50%

MANAGED BY STANDISH INTERNATIONAL
 MANAGEMENT COMPANY, L.P.

  Global Fixed Income Portfolio.........      .75%         ---         .25%                1.00%

                                                                                      TOTAL ANNUAL
                                                                  OTHER EXPENSES      PORTFOLIO EXPENSES
                                                                 (AFTER EXPENSE      (AFTER EXPENSE
                                                                  REIMBURSEMENT       REIMBURSEMENT
                                                           12b-1  WITH RESPECT TO     WITH RESPECT TO
                                          MANAGEMENT FEES  Fees   CERTAIN PORTFOLIOS) CERTAIN PORTFOLIOS)
                                          ---------------  -----  ------------------  --------------------
MANAGED BY STEIN ROE & FARNHAM,
 INCORPORATED

  Small Cap Equity Portfolio............      .95%         ---         .10%                 1.05%
  Large Cap Growth Portfolio............      .80%         ---         .10%                  .90%

MANAGED BY DAVID L. BABSON & CO., INC.

  Large Cap Value Portfolio.............      .80%         ---         .10%                  .90%

MANAGED BY LORD, ABBETT & CO.

  Growth & Income Portfolio.............      .80%         ---          .10%                 .90%

MANAGED BY KORNITZER CAPITAL MANAGEMENT,
 INC.

  Balanced Portfolio....................      .80%         ---          .10%                 .90%

BERGER INSTITUTIONAL PRODUCTS TRUST

MANAGED BY BBOI WORLDWIDE LLC

  Berger/BIAM IPT--International Fund(b)      .00%        ---          1.20%                1.20%

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
MANAGED BY AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
VP Value...................................   1.00%        ---           .00%                1.00%
VP Income & Growth.........................    .70%        ---           .00%                 .70%

MANAGED BY THE DREYFUS CORPORATION
Dreyfus Stock Index Fund...................    .25%        ---           .03%                 .28%

DREYFUS VARIABLE INVESTMENT FUND
MANAGED BY THE DREYFUS CORPORATION
Disciplined Stock Portfolio................... .75%        ---           .27%                1.02%

INVESCO VARIABLE INVESTMENT FUNDS, INC.
MANAGED BY INVESCO FUNDS GROUP, INC.
INVESCO VIF-High Yield Portfolio (c)   .....   .60%        ---           .27%                 .87%
INVESCO VIF--Industrial Income Portfolio (c)   .75%        ---           .20%                 .95%

LAZARD RETIREMENT SERIES, INC.
MANAGED BY LAZARD ASSET MANAGEMENT
Lazard Retirement Small Cap Portfolio (d)       .75%       .25%          .50%                1.50%

a. Investors Mark Advisors, LLC has voluntarily agreed to reimburse expenses of each Portfolio of Investors Mark Series Fund, Inc. through April 30, 1999 so that the annual expenses do not exceed the amounts set forth above under "Total Annual Portfolio Expenses" for each Portfolio. Absent such expense reimbursement, the Total Annual Portfolio Expenses are estimated to be: 2.04% for the Intermediate Fixed Income Portfolio; 1.10% for the Mid Cap Equity Portfolio; 1.15% for the Money Market Portfolio; 2.04% for the Global Fixed Income Portfolio; 1.25% for the Small Cap Equity Portfolio; 1.02% for the Large Cap Growth and Large Cap Value Portfolios; and 1.10% for the Growth & Income and Balanced Portfolios.

b. BBOI Worldwide LLC has voluntarily agreed to waive its advisory fee and expects to voluntarily reimburse the Berger/BIAM IPT--International Fund for additional expenses to the extent that normal operating expenses in any fiscal year, including the management fee but excluding brokerage commissions, interest, taxes and extraordinary expenses, of the Fund exceed 1.20% of the Fund's average daily net assets. Absent the voluntary waiver and reimbursement, the management fee for the Fund would be .90% and its "Total Annual Portfolio Expenses" are estimated to be 3.83%.

c. Certain expenses are being absorbed voluntarily by the investment adviser. In the absence of such voluntary expense limitation, the Other Expenses and Total Operating Expenses for the fiscal period ended December 31, 1997 would have been .34% and .94% for the INVESCO VIF High Yield Portfolio and .22% and .97% for the INVESCO VIF Industrial Income Portfolio. With respect to the INVESCO VIF Industrial Income Portfolio and the INVESCO VIF High Yield Portfolio, certain fund expenses are absorbed voluntarily by INVESCO Funds Group, Inc. (IFG) pursuant to a commitment to limit the INVESCO VIF Industrial Income Portfolio's annual expenses to no more than .90% of the Fund's average net assets prior to July 6, 1998 and to no more than 1.15% of the Fund's average net assets effective July 6, 1998 and to limit the INVESCO VIF High Yield Portfolio annual expenses to no more than .80% of the Fund's average net assets prior to July 6, 1998 and to no more than 1.05% of the Fund's average net assets effective July 6,1998. The Fund reimburses IFG for its costs in providing, or assuring that participating insurance companies provide, certain services in an amount up to $10,000 per year (base fee), plus .015% of the net assets of the Fund, plus effective July 6, 1998, an additional .25% of gross new assets (new sales of shares, exchanges into the Fund and reinvestment of dividends and capital gains distributions) of the Fund (incremental fees). IFG may pay all or a portion of the base fee and the incremental fees to other companies that assist in providing the services. If the additional 0.25% administrative services fee had been charged during the fiscal year ended December 31, 1997, the Fund estimates that "Other Expenses" and "Total Operating Expenses" would have been .59% and 1.19%, respectively for the INVESCO VIF High Yield Portfolio and .47% and 1.22%, respectively for the INVESCO VIF Industrial Income Portfolio.

     It should be noted that the Portfolio's actual expenses were lower than the figures shown because the Portfolio's custodian fees and pricing expenses were reduced under expense offset arrangements. However, as a result of an SEC requirement for mutual funds to state their total operating expenses without crediting any such expense offsetting arrangements, the figures shown above do not reflect these reductions.

d. The Investment Manager has agreed to voluntarily reimburse expenses to the extent total Fund expenses exceed, on an annual basis, 1.50% of the Fund's average net assets. The Investment Manager has advised BMA that it will continue its voluntary expense reimbursement arrangement through May 1, 1999. Fees and expenses for the Lazard Retirement Small Cap Portfolio are based on estimates for the current fiscal year. Absent such arrangement, the expenses for the Lazard Retirement Small Cap Portfolio for the current fiscal year are estimated to be 13.19%.

                                    EXAMPLES

     There are two sets of examples below. The first set assumes your initial PURCHASE PAYMENT is less than $75,000. The second set assumes your initial PURCHASE PAYMENT (excluding amounts you select to be allocated to Fixed Account
II) is $75,000 or more.

     You would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets and assuming your initial PURCHASE PAYMENT is less than $75,000:

     (a)  upon surrender at the end of each time period;

     (b) if the contract is not surrendered or is annuitized with a life ANNUITY OPTION or another ANNUITY OPTION with an ANNUITY PAYMENT period of more than 5 years.

                                                                 TIME PERIODS
                                                              -----------------
                                                              1 YEAR    3 YEARS
                                                              -------   -------
INVESTORS MARK SERIES FUND, INC.

MANAGED BY STANDISH, AYER & WOOD, INC.

  Intermediate Fixed Income Portfolio.....................  a) $94.25 a) $119.23
                                                            b) $24.25 b) $ 74.63
  Mid Cap Equity Portfolio................................. a) $95.27 a) $122.33
                                                            b) $25.27 b) $ 77.71
  Money Market Portfolio..................................  a) $91.16 a) $109.89
                                                            b) $21.16 b) $ 65.33
MANAGED BY STANDISH INTERNATIONAL
 MANAGEMENT COMPANY, L.P.

  Global Fixed Income Portfolio.............................a) $96.30 a) $125.42
                                                            b) $26.30 b) $ 80.78


                                                               TIME PERIODS
                                                             -----------------
                                                             1 YEAR    3 YEARS
                                                             -------   -------
MANAGED BY STEIN ROE & FARNHAM, INCORPORATED

  Small Cap Equity Portfolio............................... a) $96.81 a) $126.96
                                                            b) $26.81 b) $ 82.31
  Large Cap Growth Portfolio..............................  a) $95.27 a) $122.33
                                                            b) $25.27 b) $ 77.71
MANAGED BY DAVID L. BABSON & CO., INC.

  Large Cap Value Portfolio..............................   a) $95.27 a) $122.33
                                                            b) $25.27 b) $ 77.71
MANAGED BY LORD, ABBETT & CO.

  Growth & Income Portfolio..............................   a) $95.27 a) $122.33
                                                            b) $25.27 b) $ 77.71
MANAGED BY KORNITZER CAPITAL MANAGEMENT, INC.

  Balanced Portfolio.....................................   a) $95.27 a) $122.33
                                                            b) $25.27 b) $ 77.71

BERGER INSTITUTIONAL PRODUCTS TRUST
 MANAGED BY BBOI WORLDWIDE LLC

  Berger/BIAM IPT--International Fund....................   a) $98.35 a) $131.56
                                                            b) $28.35 b) $ 86.90
AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
MANAGED BY AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
VP Value.................................................   a) $96.30 a) $125.42
                                                            b) $26.30 b) $ 80.78
VP Income & Growth.......................................   a) $93.22 a) $116.13
                                                            b) $23.22 b) $ 71.54

Dreyfus Stock Index Fund.................................   a) $88.89 a) $102.98
                                                            b) $18.89 b) $ 58.46
MANAGED BY THE DREYFUS CORPORATION

DREYFUS VARIABLE INVESTMENT FUND
MANAGED BY THE DREYFUS CORPORATION
Disciplined Stock Portfolio..............................   a) $96.50 a) $126.03
                                                            b) $26.50 b) $ 81.39

INVESCO VARIABLE INVESTMENT FUNDS, INC.

MANAGED BY INVESCO FUNDS GROUP, INC.
INVESCO VIF-High Yield Portfolio.........................   a) $94.97 a) $121.40
                                                            b) $24.97 b) $ 76.79
INVESCO VIF--Industrial Income Portfolio.................   a) $95.79 a) $123.88
                                                            b) $25.79 b) $ 79.25

LAZARD RETIREMENT SERIES, INC.
MANAGED BY LAZARD ASSET MANAGEMENT
Lazard Retirement Small Cap Portfolio....................   a) $101.41 a)$140.71
                                                            b) $ 31.41 b)$ 96.00

     You would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets and assuming your initial PURCHASE PAYMENT is $75,000 or more:

     (a)  upon surrender at the end of each time period;

     (b) if the contract is not surrendered or is annuitized with a life ANNUITY OPTION or another ANNUITY OPTION with an ANNUITY PAYMENT period of more than 5 years.





                                                                          TIME PERIODS
                                                                        ----------------
                                                                        1 YEAR    3 YEARS
                                                                        -------   -------

INVESTORS MARK SERIES FUND, INC.

MANAGED BY STANDISH, AYER & WOOD, INC.

  Intermediate Fixed Income Portfolio.......................               a) $91.71 a) $111.54
                                                                           b) $21.71 b) $ 66.98
  Mid Cap Equity Portfolio..................................               a) $92.73 a) $114.66
                                                                           b) $22.73 b) $ 70.08
  Money Market Portfolio....................................               a) $88.61 a) $102.13
                                                                           b) $18.61 b) $ 57.62

MANAGED BY STANDISH INTERNATIONAL
 MANAGEMENT COMPANY, L.P.

  Global Fixed Income Portfolio.............................               a) $93.76 a) $117.76
                                                                           b) $23.76 b) $ 73.17

MANAGED BY STEIN ROE & FARNHAM, INCORPORATED
  Small Cap Equity Portfolio...............................                a) $94.27 a) $119.31
                                                                           b) $24.27 b) $ 74.71
  Large Cap Growth Portfolio................................               a) $92.73 a) $114.66
                                                                           b) $22.73 b) $ 70.08

                                                                                TIME PERIODS
                                                                             -----------------
                                                                             1 YEAR    3 YEARS
                                                                             -------   -------

MANAGED BY DAVID L. BABSON & CO., INC.

  Large Cap Value Portfolio...............................                 a) $92.73 a) $114.66
                                                                           b) $22.73 b) $ 70.08

MANAGED BY LORD, ABBETT & CO.

  Growth & Income Portfolio................................                a) $92.73 a) $114.66
                                                                           b) $22.73 b) $ 70.88

MANAGED BY KORNITZER CAPITAL MANAGEMENT, INC.

  Balanced Portfolio........................................               a) $92.73 a) $114.66
                                                                           b) $22.73 b) $ 70.08

BERGER INSTITUTIONAL PRODUCTS TRUST

MANAGED BY BBOI WORLDWIDE LLC

  Berger/BIAM IPT--International Fund.......................               a) $95.81 a) $123.95
                                                                           b) $25.81 b) $ 79.32

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
MANAGED BY AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
VP Value....................................................               a) $93.76 a) $117.76
                                                                           b) $23.76 b) $ 73.17
VP Income & Growth..........................................               a) $90.68 a) $108.41
                                                                           b) $20.68 b) $ 63.86

Dreyfus Stock Index Fund....................................               a) $86.34 a) $ 95.17
                                                                           b) $16.34 b) $ 50.70
MANAGED BY THE DREYFUS CORPORATION

DREYFUS VARIABLE INVESTMENT FUND

MANAGED BY THE DREYFUS CORPORATION
Disciplined Stock Portfolio.................................               a) $93.97 a) $118.38
                                                                           b) $23.97 b) $ 73.78

INVESCO VARIABLE INVESTMENT FUNDS, INC.
MANAGED BY INVESCO FUNDS GROUP, INC.
INVESCO VIF-High Yield Portfolio ...........................               a) $92.42 a) $113.72
                                                                           b) $22.42 b) $ 69.15
INVESCO VIF--Industrial Income Portfolio ...................               a) $93.25 a) $116.21
                                                                           b) $23.25 b) $ 71.62

LAZARD RETIREMENT SERIES, INC.
MANAGED BY LAZARD ASSET MANAGEMENT
Lazard Retirement Small Cap Portfolio ......................               a) $98.88 a) $133.16
                                                                           b) $28.88 b) $ 88.48



EXPLANATION OF FEE TABLE AND EXAMPLES

1. The purpose of the Fee Table is to show you the various expenses you will incur directly or indirectly with the contract. The Fee Table reflects expenses of the Separate Account as well as the INVESTMENT PORTFOLIOS.

2. After BMA has had a PURCHASE PAYMENT for 7 years, there is no charge by BMA for a withdrawal of that PURCHASE PAYMENT. You may also have to pay income tax and a tax penalty on any money you take out. After the first contract year, the first 10% of contract value withdrawn is not subject to a withdrawal charge, unless you have already made another withdrawal during that same contract year.

3. BMA will not charge you the transfer fee even if there are more than 12 transfers in a year during the ACCUMULATION PHASE if the transfer is for the Dollar Cost Averaging Option, the Asset Allocation Option or Asset Rebalancing Option.

4. During the ACCUMULATION PHASE, BMA will not charge the contract maintenance charge if the value of your contract is $100,000 or more. If you make a complete withdrawal and the contract value is less than $100,000, BMA will charge the contract maintenance charge. If you own more than one BMA contract, we will determine the total value of all the contracts. If the total value of all the contracts is more than $100,000, we will not assess the contract maintenance charge. During the INCOME PHASE, BMA will deduct the contract maintenance charge from each ANNUITY PAYMENT on a pro rata basis.

5. The coverage charge is an aggregate charge which consists of mortality and expense risk fees and account fees and expenses which is referred to as a coverage charge throughout this prospectus and in your contract. The amount of the coverage charge for your contract depends upon the amount of your initial PURCHASE PAYMENT (excluding amounts you select to be allocated to Fixed Account II). In certain states, the lower coverage charge (1.25%) may not be available. Check with your registered representative regarding availability.



6. Premium taxes are not reflected. Premium taxes may apply depending on the state where you live.

7. The assumed average contract size is $25,000 in Chart 1 and $100,000 in Chart 2.

8. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

There is an ACCUMULATION UNIT value history contained in the Appendix--Condensed Financial Information.

1.  THE ANNUITY CONTRACT

     This prospectus describes the Fixed and Variable Annuity Contract offered by BMA.

     An annuity is a contract between you, the owner, and an insurance company (in this case BMA), where the insurance company promises to pay you an income, in the form of ANNUITY PAYMENTS, beginning on a designated date that's at least one year after we issue your contract. Until you decide to begin receiving ANNUITY PAYMENTS, your annuity is in the ACCUMULATION PHASE. Once you begin receiving ANNUITY PAYMENTS, your contract switches to the INCOME PHASE.

     The contract benefits from TAX DEFERRAL. TAX DEFERRAL means that you are not taxed on earnings or appreciation on the assets in your contract until you take money out of your contract.

     The contract is called a variable annuity because you can choose among 17 INVESTMENT PORTFOLIOS and, depending upon market conditions, you can make or lose money in any of these portfolios. If you select the variable annuity portion of the contract, the amount of money you are able to accumulate in your contract during the ACCUMULATION PHASE depends upon the investment performance of the INVESTMENT PORTFOLIO(S) you select. The amount of the ANNUITY PAYMENTS you receive during the INCOME PHASE from the variable annuity portion of the contract also depends upon the investment performance of the INVESTMENT PORTFOLIOS you select for the INCOME PHASE.

     The contract also contains two FIXED ACCOUNT options (Fixed Account I and Fixed Account II). The FIXED ACCOUNTS offer interest rates that are guaranteed by BMA. For Fixed Account I, an interest rate is set at the time of each PURCHASE PAYMENT or transfer to the account. This initial interest rate is guaranteed for 12 months. Fixed Account II offers different GUARANTEE PERIODS. A GUARANTEE PERIOD is the time period for which an interest rate is credited in Fixed Account II. Currently, the following GUARANTEE PERIODS are available: three years, five years, and seven years. Each PURCHASE PAYMENT or transfer to a GUARANTEE PERIOD has its own interest rate. BMA guarantees that the interest credited to the FIXED ACCOUNT options will not be less than 3% per year. If you make a withdrawal, transfer or if your contract switches to the INCOME PHASE before the end of the GUARANTEE PERIOD you have selected, an interest adjustment will be made to the value of your contract. If you select either FIXED ACCOUNT option, your money will be placed with the other general assets of BMA. If you select either FIXED ACCOUNT, the amount of money you are able to accumulate in your contract during the ACCUMULATION PHASE depends upon the total interest credited to your contract. The amount of the ANNUITY PAYMENTS you receive during the INCOME PHASE from the general account will remain level for the entire INCOME PHASE.

     As OWNER of the contract, you exercise all rights under the contract. You can change the OWNER at any time by notifying BMA in writing. You and your spouse can be named JOINT OWNERS. We have described more information on this in
Section 10-Other Information.

2.  ANNUITY PAYMENTS (THE INCOME PHASE)

     Under the contract you can receive regular income payments. You can choose the date on which those payments begin. We call that date the ANNUITY DATE. Your first ANNUITY PAYMENT will be made one month (or one modal period if you do not choose monthly payments) after the ANNUITY DATE. Currently, the amount of each payment is determined ten business days prior to the payment date. You can also choose among income plans. We call those ANNUITY OPTIONS.

     We ask you to choose your ANNUITY DATE when you purchase the contract. You can change it at any time before the ANNUITY DATE with 30 days notice to us. Your ANNUITY DATE cannot be any earlier than one year after we issue the contract. ANNUITY PAYMENTS must begin by the later of the first day of the first calendar month after the ANNUITANT'S 95th birthday or 10 years after we issue your contract (or the maximum date allowed under state law). The ANNUITANT is the person whose life we look to when we make ANNUITY PAYMENTS.

     You can select and/or change an ANNUITY OPTION at any time prior to the ANNUITY DATE (with 30 days notice to us). If you do not choose an ANNUITY OPTION, we will assume that you selected Option 2 which will provide a life annuity with 120 monthly payments guaranteed.

     At the ANNUITY DATE, you can choose whether payments will come from a FIXED ACCOUNT, referred to as a fixed annuity, or from the INVESTMENT PORTFOLIO(s) available, referred to as a variable annuity, or a combination of both. If you choose to have any portion of your ANNUITY PAYMENTS come from the FIXED ACCOUNTS, Fixed Accounts I and II will be terminated, and the fixed annuity payments will be made from BMA's general account. The general account of BMA contains all of our assets except the assets of the Separate Account and other separate accounts we may have. The dollar amount of each fixed annuity payment will be determined in accordance with the annuity tables in the contract. If, on the ANNUITY DATE, we are using annuity payment tables for similar fixed annuity contracts which would provide a larger ANNUITY PAYMENT, we will use those tables. Once determined, the amount of the fixed annuity payment will not change, unless you transfer a portion of your variable annuity payment into the fixed annuity. Up to four times each contract year you may increase the amount of your fixed annuity payment by a transfer of all or portion of your variable annuity payment to the fixed annuity payment. After the ANNUITY DATE, you may not transfer any portion of the fixed annuity into the variable annuity payment.

     If you choose to have any portion of your ANNUITY PAYMENTS come from the INVESTMENT PORTFOLIO(s), the dollar amount of the initial variable annuity payment will depend upon the value of your contract in the INVESTMENT PORTFOLIO(s) and the annuity tables in the contract. The dollar amount of this variable annuity payment is not guaranteed to remain level. Each variable annuity payment will vary depending on the investment performance of the INVESTMENT PORTFOLIO(s) you have selected. A 3.5% annual investment rate is used in the annuity tables in the contract. If the actual performance of the INVESTMENT PORTFOLIO(s) you have selected equals 3.5%, then the variable annuity payments will remain level. If the actual performance of the INVESTMENT PORTFOLIO(s) you have selected exceeds the 3.5% assumption, the variable annuity payments will increase, and conversely, if the performance is less than the 3.5%, the payments will decrease.

     ANNUITY PAYMENTS are made monthly unless you have less than $10,000 to apply toward a payment. In that case, BMA may provide your ANNUITY PAYMENT in a single lump sum. Likewise, if your ANNUITY PAYMENTS would be or become less than $250 a month, BMA has the right to change the frequency of payments so that your ANNUITY PAYMENTS are at least $250.

     You can choose one of the following ANNUITY OPTIONS. Any other ANNUITY OPTION acceptable to us may also be selected. After ANNUITY PAYMENTS begin, you cannot change the ANNUITY OPTION.

     OPTION 1. LIFE ANNUITY. Under this option, we will make an ANNUITY PAYMENT each month so long as the ANNUITANT is alive. After the ANNUITANT dies, we stop making ANNUITY PAYMENTS.

     OPTION 2. LIFE ANNUITY WITH 10 OR 20 YEARS GUARANTEED. Under this option, we will make an ANNUITY PAYMENT each month so long as the ANNUITANT is alive. However, if, when the ANNUITANT dies, we have made ANNUITY PAYMENTS for less than the selected guaranteed period, we will then continue to make ANNUITY
PAYMENTS for the rest of the guaranteed period to the BENEFICIARY. If the BENEFICIARY does not want to receive ANNUITY PAYMENTS, he or she can ask us for a single lump sum.

     OPTION 3. JOINT AND LAST SURVIVOR ANNUITY. Under this option, we will make ANNUITY PAYMENTS each month so long as the ANNUITANT and a second person are both alive. When either of these people dies, we will continue to make ANNUITY PAYMENTS, so long as the survivor continues to live. The amount of the ANNUITY PAYMENTS we will make to the survivor can be equal to 100%, 75% or 50% of the amount that we would have paid if both were alive.

     OPTION 4. JOINT AND LAST SURVIVOR ANNUITY WITH 10 OR 20 YEARS GUARANTEED. Under this option, we will make ANNUITY PAYMENTS each month so long as the ANNUITANT and a second person (joint ANNUITANT) are both alive. However, if when the last ANNUITANT dies, we have made ANNUITY PAYMENTS for less than the selected guaranteed period, we will then continue to make ANNUITY PAYMENTS for the rest of the guaranteed period to the BENEFICIARY. If the BENEFICIARY does not want to receive ANNUITY PAYMENTS, he or she can ask us for a single lump sum.

3.  PURCHASE

PURCHASE PAYMENTS

     A PURCHASE PAYMENT is the money you give us to buy the contract. The minimum we will accept for a NON-QUALIFIED contract is $10,000. If you buy the contract as part of an Individual Retirement Annuity (IRA), the minimum PURCHASE PAYMENT we will accept is $2,000. The maximum we accept is $1 million without our prior approval. You can make additional PURCHASE PAYMENTS of $1,000 or more.

ALLOCATION OF PURCHASE PAYMENTS

     When you purchase a contract, we will allocate your PURCHASE PAYMENT to Fixed Account I, any currently available GUARANTEE PERIOD of Fixed Account II and/or one or more of the INVESTMENT PORTFOLIOS you have selected. If you make additional PURCHASE PAYMENTS, we will allocate them in the same way as your first PURCHASE PAYMENT unless you tell us otherwise. Any allocation to Fixed Account I or to any GUARANTEE PERIOD of Fixed Account II must be at least
$5,000. Any allocation to an INVESTMENT PORTFOLIO must be at least $1,000. Allocation percentages need to be in whole numbers. Each allocation must be at least 1%. BMA reserves the right to decline any PURCHASE PAYMENT.

     At its discretion, BMA may refuse PURCHASE PAYMENTS into Fixed Account I or Fixed Account II if the total value of Fixed Accounts I and II is greater than or equal to 30% of the value of your contract at the time of the PURCHASE PAYMENT.

     If you change your mind about owning the contract, you can cancel it within 10 days after receiving it, or the period required in your state (free-look period). When you cancel the contract within this time period, BMA will not assess a withdrawal charge. You will receive back whatever your contract is worth on the day we receive your request. In certain states, or if you have purchased the contract as an IRA, we will refund the greater of your PURCHASE PAYMENT (less withdrawals) or the value of your contract if you decide to cancel your contract within 10 days after receiving it (or whatever period is required in your state). If that is the case, we will put your PURCHASE PAYMENT in the Money Market Portfolio for 15 days beginning when we allocate your first PURCHASE PAYMENT. (In some states, the period may be longer.) At the end of that period, we will re-allocate those funds as you selected.

     Once we receive your PURCHASE PAYMENT and the necessary information, we will issue your contract and allocate your first PURCHASE PAYMENT within 2 business days. If you do not give us all of the information we need, we will contact you to get it. If for some reason we are unable to complete this process within 5 business days, we will either send back your money or get your permission to keep it until we get all of the necessary information. If you add more money to your contract by making additional PURCHASE PAYMENTS, we will credit these amounts to your contract within one business day. Our business day closes when the New York Stock Exchange closes, usually 4:00 P.M. Eastern time.

ACCUMULATION UNITS

     The value of the variable annuity portion of your contract will go up or down depending upon the investment performance of the INVESTMENT PORTFOLIO(s) you choose. In order to keep track of the value of your contract, we use a unit of measure we call an ACCUMULATION UNIT. (An ACCUMULATION UNIT works like a share of a mutual fund.) During the INCOME PHASE of the contract we call the unit an ANNUITY UNIT.

     Every business day we determine the value of an ACCUMULATION UNIT for each of the INVESTMENT PORTFOLIOS by multiplying the ACCUMULATION UNIT value for the previous business day by a factor for the current business day. The factor is determined by:

     1. dividing the value of an INVESTMENT PORTFOLIO share at the end of the current business day by the value of an INVESTMENT PORTFOLIO share for the previous business day; and

     2. multiplying it by one minus the daily amount of the coverage charge and any charges for taxes.

     The value of an ACCUMULATION UNIT may go up or down from day to day.

     When you make a PURCHASE PAYMENT, we credit your contract with ACCUMULATION UNITS. The number of ACCUMULATION UNITS credited is determined by dividing the amount of the PURCHASE PAYMENT allocated to an INVESTMENT PORTFOLIO by the value of the ACCUMULATION UNIT for that INVESTMENT PORTFOLIO.

     We calculate the value of an ACCUMULATION UNIT for each INVESTMENT PORTFOLIO after the New York Stock Exchange closes each day and then credit your contract.

EXAMPLE:

     On Monday we receive an additional PURCHASE PAYMENT of $4,000 from you. You have told us you want this to go to the Balanced Portfolio. When the New York Stock Exchange closes on that Monday, we determine that the value of an ACCUMULATION UNIT for the Balanced Portfolio is $12.70. We then divide $4,000 by $12.70 and credit your contract on Monday night with 314.960630 ACCUMULATION UNITS for the Balanced Portfolio.

4.  INVESTMENT OPTIONS

     The contract offers 17 INVESTMENT PORTFOLIOS which are listed below. Additional INVESTMENT PORTFOLIOS may be available in the future.

     YOU SHOULD READ THE PROSPECTUSES FOR THESE FUNDS CAREFULLY BEFORE INVESTING. COPIES OF THESE PROSPECTUSES ARE ATTACHED TO THIS PROSPECTUS. CERTAIN PORTFOLIOS CONTAINED IN THE FUND PROSPECTUSES MAY NOT BE AVAILABLE WITH YOUR CONTRACT.

INVESTORS MARK SERIES FUND, INC.

     Investors Mark Series Fund, Inc. is managed by Investors Mark Advisors, LLC (Adviser), which is an affiliate of BMA. Investors Mark Series Fund, Inc. is a mutual fund with multiple portfolios. Each INVESTMENT PORTFOLIO has a different investment objective. The Adviser has engaged sub-advisers to provide investment advice for the individual INVESTMENT PORTFOLIOS. The following INVESTMENT PORTFOLIOS are available under the contract.

     STANDISH, AYER & WOOD, INC. IS THE SUB-ADVISER TO THE FOLLOWING PORTFOLIOS:

     Intermediate Fixed Income Portfolio

       Mid Cap Equity Portfolio

       Money Market Portfolio

     STANDISH INTERNATIONAL MANAGEMENT COMPANY, L.P. IS THE SUB-ADVISER TO THE FOLLOWING PORTFOLIO:

        Global Fixed Income Portfolio

     STEIN ROE &  FARNHAM,  INCORPORATED  IS THE  SUB-ADVISER  TO THE  FOLLOWING
PORTFOLIOS:

       Small Cap Equity Portfolio

       Large Cap Growth Portfolio

    DAVID L. BABSON & CO., INC. IS THE SUB-ADVISER TO THE FOLLOWING PORTFOLIO:

        Large Cap Value Portfolio

    LORD, ABBETT & CO. IS THE SUB-ADVISER TO THE FOLLOWING PORTFOLIO:

        Growth & Income Portfolio

     KORNITZER  CAPITAL  MANAGEMENT,  INC. IS THE  SUB-ADVISER  TO THE FOLLOWING
PORTFOLIO:

        Balanced Portfolio

BERGER INSTITUTIONAL PRODUCTS TRUST

     Berger Institutional Products Trust is a mutual fund with multiple portfolios, one of which, the Berger/ BIAM IPT--International Fund, is managed by BBOI Worldwide LLC. BBOI Worldwide LLC has retained Bank of Ireland Asset Management (U.S.) Limited ("BIAM") as subadviser. The following INVESTMENT PORTFOLIO is available under the contract:

        Berger/BIAM IPT--International Fund

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

     American Century Variable Portfolios, Inc is a series of funds managed by American Century Investment Management, Inc. The following Investment Options are available under the contract:

    VP Income & Growth
    VP Value (long-term capital growth with income as a secondary objective)

DREYFUS STOCK INDEX FUND

     The Dreyfus Corporation serves as the Fund's manager. Dreyfus has hired its affiliate, Mellon Equity Associates, to serve as the Fund's index fund manager and provide day-to-day management of the Fund's investments.

DREYFUS VARIABLE INVESTMENT FUND

     The Dreyfus Variable investment Fund is a mutual fund with multiple portfolios. The Dreyfus Corporation serves as the investment adviser. The following Investment Option is available under the contract:

     Disciplined   Stock  Portfolio   (seeks  to  outperform  the  total  return
performance of the Standard and Poor's 500 Composite Stock Price Index)

INVESCO VARIABLE INVESTMENT FUNDS, INC.

     INVESCO Variable Investment Funds, Inc. is a mutual fund with multiple portfolios. INVESCO Funds Group, Inc. is the investment adviser. The following Investment Options are available under the contract:

     INVESCO VIF--High Yield Portfolio
     INVESCO VIF--Industrial Income Portfolio (seeks high current income with capital appreciation as a secondary goal)

LAZARD RETIREMENT SERIES, INC.

     Lazard Retirement Series, Inc. is a mutual fund with multiple portfolios. Lazard Asset Management, a division of Lazard Freres & Co. LLC, is the investment manager for each portfolio. The following Investment Option is available under the contract:

    Lazard Retirement Small Cap Portfolio

     Shares of the portfolios may be offered in connection with certain variable annuity contracts and variable life insurance policies of various life insurance companies which may or may not be affiliated with BMA. Certain portfolios may also be sold directly to qualified plans. The funds do not believe that offering their shares in this manner will be disadvantageous to you.

TRANSFERS

     You can transfer money among the FIXED ACCOUNTS and the 17 INVESTMENT PORTFOLIOS.

     You can make transfers by telephone. If you own the contract with a JOINT OWNER, unless BMA is instructed otherwise, BMA will accept instructions from either you or the other OWNER. BMA will use reasonable procedures to confirm that instructions given us by telephone are genuine. If BMA fails to use such procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. BMA tape records all telephone instructions.

    TRANSFERS DURING THE ACCUMULATION PHASE

     You can make 12 transfers every year during the ACCUMULATION PHASE without charge. We measure a year from the anniversary of the day we issued your contract. You can make a transfer to or from the FIXED ACCOUNTS and to or from any INVESTMENT PORTFOLIO. If you make more than 12 transfers in a year, there is a transfer fee deducted. The fee is $25 per transfer. The transfer fee is deducted from the amount which is transferred. The following apply to any transfer during the ACCUMULATION PHASE:

     1. The minimum amount which you can transfer from the INVESTMENT PORTFOLIO, Fixed Account I or any GUARANTEE PERIOD of Fixed Account II is $250 or your entire interest in the INVESTMENT PORTFOLIO, Fixed Account I or GUARANTEE PERIOD of Fixed Account II, if less.

     2. We reserve the right to restrict the maximum amount which you can transfer from any FIXED ACCOUNT option (unless the transfer is from a GUARANTEE PERIOD of Fixed Account II just expiring) to 25% of the amount in Fixed Account I or any GUARANTEE PERIOD of Fixed Account II. Currently, BMA is waiving this restriction. This requirement is waived if the transfer is part of the Dollar Cost Averaging, Asset Allocation or Asset Rebalancing options. This requirement is also waived if the transfer is to switch your contract to the INCOME PHASE.

     3. At its discretion, BMA may refuse transfers to Fixed Account I or Fixed Account II if the total value of Fixed Accounts I and II is greater than or equal to 30% of the value of your contract at the time of the transfer.

     4. The minimum amount which must remain in any INVESTMENT PORTFOLIO after a transfer is $1,000. The minimum amount which must remain in Fixed Account I or any GUARANTEE PERIOD of Fixed Account II after a transfer is $5,000.

     5. You may not make a transfer until after the end of the free-look period.

     6. We reserve the right to restrict the number of transfers per year and to restrict transfers made on consecutive business days.

     Your right to make transfers may be modified if we determine, in our sole opinion, that the exercise of the transfer right by one or more OWNERS is, or would be, harmful to other OWNERS.

    TRANSFERS DURING THE INCOME PHASE

     Each year, during the INCOME PHASE, you can make 4 transfers between the INVESTMENT PORTFOLIO(s). We measure a year from the anniversary of the day we issued your contract. You can also make 4 transfers each contract year from the INVESTMENT PORTFOLIOS to the general account. You may not make a transfer from the general account to the INVESTMENT PORTFOLIOS. These four transfers each contract year during the INCOME PHASE are free. If you make more than 4 transfers in a year during the INCOME PHASE, a transfer fee of $25 per transfer (after the 4 free) will be charged.

DOLLAR COST AVERAGING OPTION

     The Dollar Cost Averaging Option allows you to systematically transfer a set amount each month from the Money Market Portfolio or Fixed Account I to any of the other INVESTMENT PORTFOLIO(s). By allocating amounts on a regular schedule as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations.

     The minimum amount which can be transferred each month is $250. The value of your contract must be at least $10,000 in order to participate in Dollar Cost Averaging.

     All Dollar Cost Averaging transfers will be made on the 15th day of the month unless that day is not a business day. If it is not, then the transfer will be made the next business day. You must participate in Dollar Cost Averaging for at least 6 months.

     If you participate in Dollar Cost Averaging, the transfers made under this option are not taken into account in determining any transfer fee.

     No Automatic Withdrawals and Minimum Distributions will be allowed if you are participating in Dollar Cost Averaging.

ASSET REBALANCING OPTION

     Once your money has been allocated among the INVESTMENT PORTFOLIOS, the performance of each portfolio may cause your allocation to shift. If the value of your contract is at least $10,000, you can direct us to automatically rebalance your contract each quarter to return to your original percentage allocations by selecting our Asset Rebalancing Option. The program will ignore any new PURCHASE PAYMENTS or transfers allocated to portfolios other than the original (or most current) rebalancing portfolio allocations. You may change your allocations to incorporate new PURCHASE PAYMENTS or transfers by contacting the BMA Service Center. The minimum period to participate in this program is 6 months. The transfer date will be the 15th of the month unless that day is not a business day. If it is not, then the transfer will be made the next business day. The FIXED ACCOUNT options are not part of asset rebalancing. If you participate in the Asset Rebalancing Option, the transfers made under the program are not taken into account in determining any transfer fee.

EXAMPLE:

     Assume that you want your initial PURCHASE PAYMENT split between 2 INVESTMENT PORTFOLIOS. You want 40% to be in the Intermediate Fixed Income Portfolio and 60% to be in the Mid Cap Equity Portfolio. Over the next 2 1/2 months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the Intermediate Fixed Income Portfolio now represents 50% of your holdings because of its increase in value. If you had chosen to have your holdings rebalanced quarterly, on the first day of the next quarter, BMA would sell some of your units in the Intermediate Fixed Income Portfolio to bring its value back to 40% and use the money to buy more units in the Mid Cap Equity Portfolio to increase those holdings to 60%.

ASSET ALLOCATION OPTION

     BMA recognizes the value to certain OWNERS of having available, on a continuous basis, advice for the allocation of your money among the investment options available under the contract.

     Even though BMA may allow the use of approved Asset Allocation Programs, the contract was not designed for professional market timing organizations. Repeated patterns of frequent transfers are disruptive to the operations of the INVESTMENT PORTFOLIOS, and should BMA become aware of such disruptive practices, we may modify the transfer provisions of the contract.

     If you participate in an approved Asset Allocation Program, the transfers made under the program will not be taken into account in determining any transfer fee.

VOTING RIGHTS

     BMA is the legal owner of the INVESTMENT PORTFOLIO shares. However, BMA believes that when an INVESTMENT PORTFOLIO solicits proxies in conjunction with a vote of shareholders, it is required to obtain from you and other OWNERS instructions as to how to vote those shares. When we receive those instructions, we will vote all of the shares we own in proportion to those instructions.

     This will also include any shares that BMA owns on its own behalf. Should BMA determine that it is no longer required to comply with the above, we will vote the shares in our own right.

SUBSTITUTION

     BMA may be required to substitute one of the INVESTMENT PORTFOLIOS you have selected with another portfolio. We would not do this without the prior approval of the Securities and Exchange Commission. We will give you notice of our intent to do this.

5.  EXPENSES

     There are charges and other expenses associated with the contracts that reduce the return on your investment in the contract. These charges and expenses are:

COVERAGE CHARGE

     Each day, BMA makes a deduction for its coverage charge. BMA does this as part of its calculation of the value of the ACCUMULATION UNITS and the ANNUITY UNITS. The amount of the charge depends upon the amount of your initial PURCHASE PAYMENT (excluding amounts you select to be allocated to Fixed Account II). If you make additional PURCHASE PAYMENTS to your contract, these amounts are not used to determine the amount of the coverage charge for your contract. If your initial PURCHASE PAYMENT is less than $75,000, the coverage charge is equal, on an annual basis, to 1.40% of the average daily value of the contract invested in an INVESTMENT PORTFOLIO, after expenses have been deducted. If your initial PURCHASE PAYMENT is $75,000 or more (excluding amounts you select to be allocated to Fixed Account II), the coverage charge is equal, on an annual basis, to 1.25% of the average daily value of the contract invested in an INVESTMENT PORTFOLIO, after expenses have been deducted. IN CERTAIN STATES, THE LOWER COVERAGE CHARGE OF 1.25% MAY NOT BE AVAILABLE EVEN THOUGH YOUR INITIAL PURCHASE PAYMENT WAS $75,000 OR MORE. CHECK WITH YOUR REGISTERED REPRESENTATIVE REGARDING AVAILABILITY. We reserve the right to increase this charge but it will never be more than 1.75% of the average daily value of the contract invested in an INVESTMENT PORTFOLIO, after expenses have been deducted.

     This charge is for all the insurance benefits E.G., guarantee of annuity rates, the death benefit, and for assuming the risk that the current charges will be insufficient in the future to cover the cost of administering the contract. This charge is also for administrative expenses, including preparation of the contract, confirmations, annual reports and statements, maintenance of contract records, personnel costs, legal and accounting fees, filing fees and computer and system costs and certain distribution expenses.

CONTRACT MAINTENANCE CHARGE

     During the ACCUMULATION PHASE, every year on the anniversary of the date when your contract was issued, BMA deducts $35 from your contract as a contract maintenance charge. If you make a complete withdrawal from your contract, the charge will also be deducted. A pro rata portion of the charge will be deducted if the ANNUITY DATE is other than an anniversary. We reserve the right to increase this charge but it will never be more than $60 each year. This charge is for administrative expenses.

     BMA will not deduct this charge, if when the deduction is to be made, the value of your contract is $100,000 or more. If you own more than one BMA contract, we will determine the total value of all your contracts. If the OWNER is a non-natural person (E.G., a corporation), we will look to the ANNUITANT to determine this information. BMA may some time in the future discontinue this practice and deduct the charge.

     After the ANNUITY DATE, the charge will be collected monthly out of each ANNUITY PAYMENT regardless of the size of the contract.

WITHDRAWAL CHARGE

     During the ACCUMULATION PHASE, you can make withdrawals from your contract. BMA keeps track of each PURCHASE PAYMENT. The first 10% of the contract value withdrawn (free withdrawal amount) is not subject to the withdrawal charge (unless you have already made another withdrawal during that same contract year), if on the day you make your withdrawal, the value of your contract is $10,000 or more. A withdrawal charge will be assessed against each PURCHASE PAYMENT withdrawn in excess of the free withdrawal amount and will result in a reduction in remaining contract value. The withdrawal charge and the free withdrawal amount are calculated at the time of each withdrawal. The withdrawal charge compensates us for expenses associated with selling the contract.

    The withdrawal charge is:

  NUMBER OF COMPLETE YEARS
FROM DATE OF PURCHASE PAYMENT    WITHDRAWAL CHARGE
- -----------------------------  ---------------------
              0                             7%
              1                             6%
              2                             5%
              3                             4%
              4                             3%
              5                             2%
              6                             1%
      7 and thereafter                      0%

     After BMA has had a PURCHASE PAYMENT for 7 years, there is no charge when you withdraw that PURCHASE PAYMENT. When the withdrawal is for only part of the value of your contract, the withdrawal charge is deducted from the remaining value in your contract.

     NOTE: For tax purposes, withdrawals are considered to have come from the last money into the contract. Thus, for tax purposes, earnings are considered to come out first.

     BMA does not assess the withdrawal charge on any amounts paid out as death benefits or as ANNUITY PAYMENTS if a life ANNUITY OPTION or another option with an ANNUITY PAYMENT period of more than 5 years is selected.

WAIVER OF WITHDRAWAL CHARGE BENEFITS

     Under certain circumstances, after the first year, BMA will allow you to take your money out of the contract without deducting the withdrawal charge: 1) if you become confined to a long term care facility, nursing facility or hospital for at least 90 consecutive days; 2) if you become totally disabled; 3) if you become terminally ill (which means that you are not expected to live more than 12 months); (4) if you are involuntarily unemployed for at least 90 consecutive days; or (5) if you get divorced. These benefits may not be available in your state.

REDUCTION OR ELIMINATION OF THE WITHDRAWAL CHARGE

     BMA will reduce or eliminate the amount of the withdrawal charge when the contract is sold under circumstances which reduce its sales expense. Some examples are: if there is a large group of individuals that will be purchasing the contract or a prospective purchaser already had a relationship with BMA. BMA will not deduct a withdrawal charge under a contract issued to an officer, director or employee of BMA or any of its affiliates.

PREMIUM TAXES

     Some states and other governmental entities (E.G., municipalities) charge premium taxes or similar taxes. BMA is responsible for the payment of these taxes and will make a deduction from the value of the contract for them. Some of these taxes are due when the contract is issued, others are due when ANNUITY PAYMENTS begin. It is BMA's current practice, for all states except South Dakota, to not charge anyone for these taxes until ANNUITY PAYMENTS begin. In South Dakota, BMA will assess a charge equal to the amount of the premium tax at the time each PURCHASE PAYMENT is made.

     BMA may some time in the future discontinue this practice and assess the charge when the tax is due. Premium taxes generally range from 0% to 4%, depending on the state.

TRANSFER FEE

     You can make 12 free transfers every year during the ACCUMULATION PHASE and 4 free transfers every year during the INCOME PHASE. We measure a year from the day we issue your contract. If you make more than 12 transfers a year during the ACCUMULATION PHASE or more than 4 transfers a year during the INCOME PHASE, we will deduct a transfer fee of $25. The transfer fee is for expenses in connection with transfers.

     If the transfer is part of the Dollar Cost Averaging Option, the Asset Rebalancing Option or an approved Asset Allocation Program, it will not count in determining the transfer fee.

INCOME TAXES

     BMA will deduct from the contract for any income taxes which it incurs because of the contract. At the present time, we are not making any such deductions.

INVESTMENT PORTFOLIO EXPENSES

     There are deductions from and expenses paid out of the assets of the various INVESTMENT PORTFOLIOS, which are described in the attached fund prospectuses.

6.  TAXES

     NOTE: BMA HAS PREPARED THE FOLLOWING INFORMATION ON TAXES AS A GENERAL DISCUSSION OF THE SUBJECT. IT IS NOT INTENDED AS TAX ADVICE TO ANY INDIVIDUAL. YOU SHOULD CONSULT YOUR OWN TAX ADVISER ABOUT YOUR OWN CIRCUMSTANCES. BMA HAS INCLUDED IN THE STATEMENT OF ADDITIONAL INFORMATION AN ADDITIONAL DISCUSSION REGARDING TAXES.

ANNUITY CONTRACTS IN GENERAL

     Annuity contracts are a means of setting aside money for future needs usually retirement. Congress recognized how important saving for retirement was and provided special rules in the Internal Revenue Code (Code) for annuities.

     Simply stated, these rules provide that you will not be taxed on the earnings on the money held in your annuity contract until you take the money out. This is referred to as TAX DEFERRAL. There are different rules as to how you will be taxed depending on how you take the money out and the type of contract (QUALIFIED or NON-QUALIFIED, see the following sections).

     You, as the OWNER, will not be taxed on increases in the value of your contract until a distribution occurs--either as a withdrawal or as ANNUITY PAYMENTS. When you make a withdrawal you are taxed on the amount of the withdrawal that is earnings. For ANNUITY PAYMENTS, different rules apply. A portion of each ANNUITY PAYMENT is treated as a partial return of your PURCHASE PAYMENTS and will not be taxed. The remaining portion of the ANNUITY PAYMENT will be treated as ordinary income. How the ANNUITY PAYMENT is divided between taxable and non-taxable portions depends upon the period over which the ANNUITY PAYMENTS are expected to be made. ANNUITY PAYMENTS received after you have received all of your PURCHASE PAYMENTS are fully includible in income.

     When a NON-QUALIFIED contract is owned by a non-natural person (E.G., corporation or certain other entities other than a trust holding the contract as an agent for a natural person), the contract will generally not be treated as an annuity for tax purposes.

QUALIFIED AND NON-QUALIFIED CONTRACTS

     If you purchase the contract as an individual and not an Individual Retirement Annuity (IRA), your contract is referred to as a NON-QUALIFIED contract.

     If you purchase the contract under an IRA, your contract is referred to as a QUALIFIED contract.

WITHDRAWALS--NON-QUALIFIED CONTRACTS

     If you make a withdrawal from your contract, the Code treats such a withdrawal as first coming from earnings and then from your PURCHASE PAYMENTS. Such withdrawn earnings are includible in income.

     The Code also provides that any amount received under an annuity contract which is included in income may be subject to a penalty. The amount of the penalty is equal to 10% of the amount that is includible in income. Some withdrawals will be exempt from the penalty. They include any amounts: (1) paid on or after the taxpayer reaches age 59 1/2; (2) paid after you die; (3) paid if the taxpayer becomes totally disabled (as that term is defined in the Code); (4) paid in a series of substantially equal payments made annually (or more frequently) for life or a period not exceeding life expectancy, (5) paid under an immediate annuity; or (6) which come from PURCHASE PAYMENTS made prior to August 14, 1982.

WITHDRAWALS--QUALIFIED CONTRACTS

     The above information describing the taxation of NON-QUALIFIED contracts does not apply to QUALIFIED contracts. There are special rules that govern with respect to QUALIFIED contracts. We have provided a more complete discussion in the Statement of Additional Information.

DEATH BENEFITS

     Any death benefits paid under the contract are taxable to the BENEFICIARY. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply to the payment of death benefits and depend on whether the death benefits are paid as a lump sum or as ANNUITY PAYMENTS.

DIVERSIFICATION

     The Code provides that the underlying investments for a variable annuity must satisfy certain diversification requirements in order to be treated as an annuity contract. BMA believes that the INVESTMENT PORTFOLIOS are being managed so as to comply with the requirements.

     Neither the Code nor the Internal Revenue Service Regulations issued to date provide guidance as to the circumstances under which you, because of the degree of control you exercise over the underlying investments, and not BMA, would be considered the owner of the shares of the INVESTMENT PORTFOLIOS. If you are considered the owner of the shares, it will result in the loss of the favorable tax treatment for the contract. It is unknown to what extent under federal tax law OWNERS are permitted to select INVESTMENT PORTFOLIOS, to make transfers among the INVESTMENT PORTFOLIOS or the number and type of INVESTMENT PORTFOLIOS OWNERS may select from without being considered the owner of the shares. If any guidance is provided which is considered a new position, then the guidance would generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the OWNER of the contract, could be treated as the OWNER of the INVESTMENT PORTFOLIOS.

     Due to the uncertainty in this area, BMA reserves the right to modify the contract in an attempt to maintain favorable tax treatment.

7.  ACCESS TO YOUR MONEY

     You can have access to the money in your contract: (1) by making a withdrawal (either a partial or a complete withdrawal); (2) by electing to receive ANNUITY PAYMENTS; or (3) when a death benefit is paid to your BENEFICIARY. Withdrawals can only be made during the ACCUMULATION PHASE.

     When you make a complete withdrawal you will receive the value of the contract on the day you made the withdrawal less any applicable withdrawal charge, less any premium tax, less any contract maintenance charge and less an interest adjustment, if applicable. (See Section 5. Expenses for a discussion of the charges.)

     Unless you instruct BMA otherwise, any partial withdrawal will be made pro rata from all the INVESTMENT PORTFOLIO(S) and the FIXED ACCOUNT option(s) you selected. Under most circumstances the amount of any partial withdrawal must be for at least $1,000 (withdrawals made pursuant to the automatic withdrawal program and the minimum distribution option are not subject to this minimum). BMA requires that after a partial withdrawal is made you keep at least $1,000 in any INVESTMENT PORTFOLIO and $5,000 in Fixed Account I or any GUARANTEE PERIOD of Fixed Account II. BMA also requires that after a partial withdrawal is made you keep at least $10,000 in your contract.

     We will pay the amount of any withdrawal from the INVESTMENT PORTFOLIOS within 7 days of a receipt in good order of your request unless the suspension or deferral of payments or transfers provision is in effect (see Section 10--Other Information--Suspension of Payments or Transfers). Use of a certified check to purchase the contract may expedite the payment of your withdrawal request if the withdrawal request is soon after your payment by certified check.

     INCOME TAXES AND TAX PENALTIES MAY APPLY TO ANY WITHDRAWAL YOU MAKE.

AUTOMATIC WITHDRAWAL PROGRAM

     This program provides periodic payments to you. Each payment must be for at least $250. You may select to have payments made monthly, quarterly, semi-annually or annually. The first 10% of the contract value withdrawn is not subject to the withdrawal charge. A withdrawal charge will be applied to any withdrawals in excess of the first 10% withdrawn and will result in a reduction in remaining contract value. If you use this program, you may not make any other withdrawals (including a partial withdrawal). For a discussion of the withdrawal charge and the 10% free withdrawal, see Section 5. Expenses.

     All Automatic Withdrawals will be made on the 15th day of the month unless that day is not a business day. If it is not, then the payment will be the next business day.

    No Minimum Distribution payments and/or Dollar Cost Averaging transfers will be allowed if you are participating in the Automatic Withdrawal Program.

     INCOME TAXES AND TAX PENALTIES MAY APPLY TO AUTOMATIC WITHDRAWALS.

MINIMUM DISTRIBUTION PROGRAM

     If you own an IRA contract, you may select the Minimum Distribution Program. Under this program, BMA will make payments to you from your contract that are designed to meet the applicable minimum distribution requirements imposed by the Internal Revenue Code for QUALIFIED plans. BMA will make payments to you periodically (currently, monthly, quarterly, semi-annually or annually). The payments will not be subject to the withdrawal charge and will be instead of the 10% single free withdrawal amount each year.

     No Dollar Cost Averaging transfers or Automatic Withdrawals will be allowed if you are participating in the Minimum Distribution Program.

8.  PERFORMANCE

     BMA may periodically advertise performance of the various INVESTMENT PORTFOLIOS. BMA will calculate performance by determining the percentage change in the value of an ACCUMULATION UNIT by dividing the increase (decrease) for that unit by the value of the ACCUMULATION UNIT at the beginning of the period. This performance number reflects the deduction of the coverage charge and the fees and expenses of the INVESTMENT PORTFOLIO. It does not reflect the deduction of any applicable contract maintenance charge and withdrawal charge. The deduction of any applicable contract maintenance charge and withdrawal charge would reduce the percentage increase or make greater any percentage decrease. Any advertisement will also include average annual total return figures which will reflect the deduction of the coverage charge, contract maintenance charges, withdrawal charges as well as the fees and expenses of the INVESTMENT PORTFOLIO.

     BMA may also advertise yield information. If it does, it will provide you with information regarding how yield is calculated.

     BMA may, from time to time, include in its advertising and sales materials, tax deferred compounding charts and other hypothetical illustrations, which may include comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets.

     More detailed information regarding how performance is calculated is found in the SAI.

9.  DEATH BENEFIT
UPON YOUR DEATH

     If you die during the ACCUMULATION PHASE, BMA will pay a death benefit to your BENEFICIARY (see below). If you have a JOINT OWNER, the death benefit will be paid when the first of you dies. The surviving JOINT OWNER will be treated as the BENEFICIARY.

     The amount of the death benefit depends on how old you are on the day we issue your contract. If BMA issues your contract prior to your 80th birthday, the death benefit will be:

     During the first contract year, the greater of: (1) the payments you have made, less any money you have taken out and related withdrawal charges; or (2) the value of your contract.

     During the second and subsequent contract years, the greater of: (1) the payments you have made, less any money you have taken out and related withdrawal charges; or (2) the value of your contract; or (3) the highest value of your contract on the last day of any contract year prior to your 81st birthday, plus payments you have made, less withdrawals (and related withdrawal charges) since that day.

     If BMA issues your contract on or after your 80th birthday, the death benefit will be the greater of: (1) the payments you have made, less any money you have taken out and related withdrawal charges; or (2) the value of your contract.

     THE ABOVE DEATH BENEFIT MAY NOT BE AVAILABLE IN YOUR STATE, in which case, the death benefit will be the greater of:

    1. Total PURCHASE PAYMENTS, less withdrawals (and any withdrawal charges paid on the withdrawals);

        or

    2. The value of your contract at the time the death benefit is to be paid.

     The entire death benefit must be paid within 5 years of the date of death unless the BENEFICIARY elects to have the death benefit payable under an ANNUITY OPTION. The death benefit payable under an ANNUITY OPTION must be paid over the BENEFICIARY'S lifetime or for a period not extending beyond the BENEFICIARY'S life expectancy. Payment must begin within one year of the date of death. If the BENEFICIARY is the spouse of the OWNER, he/she can continue the contract in his/her own name and the contract value will become the currently payable death benefit. Payment to the BENEFICIARY (other than a lump sum) may only be elected during the 60 day period beginning with the date we receive proof of death. If a lump sum payment is elected and all the necessary requirements are met, the payment will be made within 7 days.

     If you or any JOINT OWNER dies during the INCOME PHASE (and you are not the ANNUITANT) any remaining payments under the ANNUITY OPTION chosen will continue at least as rapidly as under the method of distribution in effect at the time of death. If you die during the INCOME PHASE, the BENEFICIARY becomes the OWNER.

     See Section 6. Taxes--Death Benefits regarding the tax treatment of death proceeds.

DEATH OF ANNUITANT

     If the ANNUITANT, who is not an OWNER or JOINT OWNER, dies during the ACCUMULATION PHASE, you can name a new ANNUITANT. If no ANNUITANT is named within 30 days of the death of the ANNUITANT, you will become the ANNUITANT. However, if the OWNER is a non-natural person (for example, a corporation), then the death of the ANNUITANT will be treated as the death of the OWNER, and a new ANNUITANT may not be named.

     Upon the death of the ANNUITANT during the INCOME PHASE, the death benefit, if any, will be as provided for in the ANNUITY OPTION selected. The death benefits will be paid at least as rapidly as under the method of distribution in effect at the ANNUITANT'S death.

10. OTHER INFORMATION

BMA

     Business Men's Assurance Company of America (BMA), BMA Tower, 700 Karnes Blvd., Kansas City, Missouri 64108 was incorporated in 1909 under the laws of the state of Missouri. BMA is licensed in the District of Columbia, Puerto Rico and all states except New York. BMA is a wholly owned subsidiary of Assicurazioni Generali S.p.A., which is the largest insurance organization in Italy.

     BMA's obligations arising under the contracts are general obligations of BMA.

YEAR 2000

     Some of BMA's computer systems were written using two digits rather than four to define the applicable year. As a result, those computer systems will not recognize the year 2000 which, if not corrected, could cause disruptions of operations, including, among other things, an inability to process transactions or engage in similar normal business activities.

     BMA has developed a plan to modify its information technology to be ready for the year 2000 and has begun converting critical data processing systems. BMA currently expects the project to be substantially complete by late 1998 which is prior to any anticipated impact on its operating systems. Based on this plan, BMA does not believe that the costs to complete such system modifications or replacement will be material to BMA.

THE SEPARATE ACCOUNT

     BMA has established a separate account, BMA Variable Annuity Account A (Separate Account), to hold the assets that underlie the contracts. The Board of Directors of BMA adopted a resolution to establish the Separate Account under Missouri insurance law on September 9, 1996. We have registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

     The assets of the Separate Account are held in BMA's name on behalf of the Separate Account and legally belong to BMA. However, those assets that underlie the contracts, are not chargeable with liabilities arising out of any other business BMA may conduct. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to or charged against the contracts and not against any other contracts BMA may issue.

DISTRIBUTOR

     Jones & Babson, Inc., acts as the distributor of the contracts. Jones & Babson, Inc. is a wholly owned subsidiary of BMA.

     Commissions will be paid to broker-dealers who sell the contracts. Broker-dealers will be paid commissions of up to 6% of PURCHASE PAYMENTS. Sometimes, BMA may enter into an agreement with the broker-dealer to pay the broker-dealer commissions as a combination of a certain amount of the commission at the time of sale and a trail commission (which when totaled will not exceed 6% of PURCHASE PAYMENTS). BMA may, from time to time, pay promotional cash incentives that increase the amount of compensation.

ADMINISTRATION

     BMA has hired NAVISYS (formerly GENELCO, Incorporated), 9735 Landmark Parkway Drive, St. Louis, Missouri to perform certain administrative services regarding the contracts. The administrative services include issuance of the contracts and maintenance of contract owners' records.

OWNERSHIP

     OWNER. You, as the OWNER of the contract, have all the rights under the contract. The OWNER is as designated at the time the contract is issued, unless changed. The BENEFICIARY becomes the OWNER upon the death of the OWNER.

     JOINT OWNER. The contract can be owned by JOINT OWNERS. Any JOINT OWNER must be the spouse of the other OWNER. Upon the death of either JOINT OWNER, the surviving OWNER will be the primary BENEFICIARY. Any other BENEFICIARY designation will be treated as a contingent BENEFICIARY unless otherwise indicated.

BENEFICIARY

     The BENEFICIARY is the person(s) or entity you name to receive any death benefit. The BENEFICIARY is named at the time the contract is issued unless changed at a later date. Unless an irrevocable BENEFICIARY has been named, you can change the BENEFICIARY at any time before you die.

ASSIGNMENT

     You can assign the contract at any time during your lifetime. BMA will not be bound by the assignment until it receives the written notice of the assignment. BMA will not be liable for any payment or other action we take in accordance with the contract before we receive notice of the assignment. AN ASSIGNMENT MAY BE A TAXABLE EVENT.

     If the contract is issued pursuant to a QUALIFIED plan, there may be limitations on your ability to assign the contract.

SUSPENSION OF PAYMENTS OR TRANSFERS

     BMA may be required to suspend or postpone payments for withdrawals or transfers for any period when:

     1. the New York Stock Exchange is closed (other than customary weekend and holiday closings);

     2.   trading on the New York Stock Exchange is restricted;

     3. an emergency exists as a result of which disposal of shares of the INVESTMENT PORTFOLIOS is not reasonably practicable or BMA cannot reasonably value the shares of the INVESTMENT PORTFOLIOS;

     4. during any other period when the Securities and Exchange Commission, by order, so permits for the protection of OWNERS.

     BMA has reserved the right to defer payment for a withdrawal or transfer from the FIXED ACCOUNTS for the period permitted by law but not for more than six months.

FINANCIAL STATEMENTS

     The financial statements of BMA and the Separate Account have been included in the Statement of Additional Information.

                            TABLE OF CONTENTS OF THE
                      STATEMENT OF ADDITIONAL INFORMATION

                                                                            PAGE
                                                                            ----

Company...................................................................     3

Experts...................................................................     3

Legal Opinions............................................................     3

Distributor...............................................................     3

Calculation of Performance Data...........................................     3

Federal Tax Status........................................................     7

Annuity Provisions........................................................    13

Mortality and Expense Guarantee...........................................    15

Financial Statements......................................................    15

APPENDIX--CONDENSED FINANCIAL INFORMATION

     ACCUMULATION UNIT Value History--The following schedule includes ACCUMULATION UNIT values for the period from November 24, 1997 [commencement of operations] to December 31, 1997 and the nine months ended September 30, 1998. This data has been extracted from the unaudited September 30, 1998 and audited December 31, 1997 Separate Account's financial statements. This information should be read in conjunction with the Separate Account's financial statements and related notes which are included in the Statement of Additional Information.

                                                                               NINE MONTHS    PERIOD ENDED
                                                                              ENDED 9/30/98     12/31/97
                                                                              --------------  ------------
INVESTORS MARK SERIES FUND, INC.:
  MONEY MARKET SUB-ACCOUNT
    Unit value at beginning of period................                         $    10.3660    $    10.00
    Unit value at end of period.....................                          $    10.3269    $  10.3660
    No. of ACCUMULATION UNITS Outstanding at end of period                           6,020           100
  INTERMEDIATE FIXED INCOME SUB-ACCOUNT
    Unit value at beginning of period................                         $    10.1029    $    10.00
    Unit value at end of period......................                         $    10.5741    $  10.1029
    No. of ACCUMULATION UNITS Outstanding at end of period                          17,040           100
  GLOBAL FIXED INCOME SUB-ACCOUNT
    Unit value at beginning of period................                         $    10.2068    $    10.00
    Unit value at end of period.....................                          $    10.7412    $  10.2068
    No. of ACCUMULATION UNITS Outstanding at end of period..                         1,481           100
  MID CAP EQUITY SUB-ACCOUNT
    Unit value at beginning of period..............                           $     10.186    $    10.00
    Unit value at end of period....................                           $     9.0396    $  10.1186
    No. of ACCUMULATION UNITS Outstanding at end of period...                        8,484           543
  SMALL CAP EQUITY SUB-ACCOUNT
    Unit value at beginning of period..............                           $     9.7057    $    10.00
    Unit value at end of period.....................                          $     7.1366    $   9.7057
    No. of ACCUMULATION UNITS Outstanding at end of period..                         7,455           507
  LARGE CAP GROWTH SUB-ACCOUNT
    Unit value at beginning of period................                         $    10.4344    $    10.00
    Unit value at end of period....................                           $    10.2003    $  10.4344
    No. of ACCUMULATION UNITS Outstanding at end of period..                         5,138           345
  LARGE CAP VALUE SUB-ACCOUNT
    Unit value at beginning of period................                         $     9.6830    $    10.00
    Unit value at end of period....................                           $     8.8801    $   9.6830
    No. of ACCUMULATION UNITS Outstanding at end of period.                         27,499           364
  GROWTH & INCOME SUB-ACCOUNT
    Unit value at beginning of period...............                          $    10.0687    $    10.00
    Unit value at end of period....................                           $     9.5331    $  10.0687
    No. of ACCUMULATION UNITS Outstanding at end of period                          33,881           353
  BALANCED SUB-ACCOUNT
    Unit value at beginning of period..............                           $    10.0854    $    10.00
    Unit value at end of period....................                           $     8.9382    $  10.0854
    No. of ACCUMULATION UNITS Outstanding at end of period.                         17,783           100

BERGER INSTITUTIONAL PRODUCTS TRUST:
  BERGER/BIAM IPT--INTERNATIONAL SUB-ACCOUNT
    Unit value at beginning of period................                         $    10.4116    $    10.00
    Unit value at end of period....................                           $     9.9878    $  10.4116
    No. of ACCUMULATION UNITS Outstanding at end of period                          18,135           482


-------------------------

-------------------------

-------------------------

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                  9735 LANDMARK PARKWAY DRIVE
                  ST. LOUIS, MO 63127-1690

    Please send me, at no charge, the Statement of Additional Information dated December 31, 1998 for the Annuity Contract issued by BMA.

               (Please print or type and fill in all information)

--------------------------------------------------------------------------------

    Name

--------------------------------------------------------------------------------

    Address

--------------------------------------------------------------------------------

    City                              State                             Zip Code



                             BMA-Registered Trademark-
                             ------------------------------
                             A MEMBER OF THE GENERALI GROUP

                        Business Men's Assurance Company of America
                          P.O. Box 412879 / Kansas City, MO 64141



V1013-

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                           INDIVIDUAL FLEXIBLE PAYMENT
                           VARIABLE ANNUITY CONTRACTS

                                    ISSUED BY

                         BMA VARIABLE ANNUITY ACCOUNT A

                                       AND

                   BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

                               December 31, 1998

THIS IS NOT A PROSPECTUS. THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS FOR THE INDIVIDUAL FLEXIBLE PAYMENT VARIABLE ANNUITY CONTRACTS WHICH ARE REFERRED TO HEREIN.

THE PROSPECTUS CONCISELY SETS FORTH INFORMATION THAT A PROSPECTIVE INVESTOR OUGHT TO KNOW BEFORE INVESTING. FOR A COPY OF THE PROSPECTUS, CALL OR WRITE THE COMPANY AT: 1-888-262-8131, 9735 Landmark Parkway Drive, St. Louis, MO 63127-1690.

THIS STATEMENT OF ADDITIONAL INFORMATION AND THE PROSPECTUS ARE DATED December 31, 1998.


                                TABLE OF CONTENTS

COMPANY  ..................................................................3

EXPERTS  ..................................................................3

LEGAL OPINIONS.............................................................3

DISTRIBUTOR................................................................3

CALCULATION OF PERFORMANCE DATA............................................3

FEDERAL TAX STATUS.........................................................7

ANNUITY PROVISIONS........................................................13

MORTALITY AND EXPENSE GUARANTEE...........................................15

FINANCIAL STATEMENTS......................................................15


                                     COMPANY

Business Men's Assurance Company of America ("BMA" or the "Company"), BMA Tower, 700 Karnes Blvd., Kansas City, Missouri, 64108 was incorporated in 1909 under the laws of the state of Missouri. BMA is licensed in the District of Columbia, Puerto Rico and all states except New York. BMA is a wholly owned subsidiary of Assicurazioni Generali S.p.A., which is the largest insurance organization in Italy.

                                     EXPERTS

The financial statements of BMA Variable Annuity Account A at December 31, 1997, and for the period from November 24, 1997 (inception) to December 31, 1997, and the consolidated financial statements of Business Men's Assurance Company of America at December 31, 1997 and 1996, and for each of the three years in the period ended December 31, 1997, appearing in this Statement of Additional Information have been audited by Ernst & Young LLP, 1200 Main Street, Kansas City, Missouri 64105, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

                                 LEGAL OPINIONS

Blazzard, Grodd & Hasenauer, P.C., Westport, Connecticut has provided advice on certain matters relating to the federal securities and income tax laws in connection with the contracts.

                                   DISTRIBUTOR

Jones & Babson, Inc., acts as the distributor. The offering is on a continuous basis.

                         CALCULATION OF PERFORMANCE DATA

TOTAL RETURN

From time to time, the Company may advertise performance data. Such data will show the percentage change in the value of an accumulation unit based on the performance of an investment portfolio over a period of time, usually a calendar year, determined by dividing the increase (decrease) in value for that unit by the accumulation unit value at the beginning of the period.

Any such advertisement will include average annual total return figures for the time periods indicated in the advertisement. Such total return figures will reflect the deduction of the coverage charge, the expenses for the underlying investment portfolio being advertised and any applicable contract maintenance charges and withdrawal charges.

The hypothetical value of a Contract purchased for the time periods described in the advertisement will be determined by using the actual accumulation unit values for an initial $1,000 purchase payment, and deducting any applicable contract maintenance charges and any applicable withdrawal charges to arrive at the ending hypothetical value. The average annual total return is then determined by computing the fixed interest rate that a $1,000 purchase payment would have to earn annually, compounded annually, to grow to the hypothetical value at the end of the time periods described.

The formula used in these calculations is:

                                           n
                                P ( 1 + T)    =  ERV

Where:

         P        =        a hypothetical initial payment of $1,000
         T        =        average annual total return
         n        =        number of years
         ERV      =        ending  redeemable  value  at the end of the  time
                           periods used (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the time periods used.

The Company may also advertise performance data which will be calculated in the same manner as described above but which will not reflect the deduction of any withdrawal charge and contract maintenance charge. The deduction of any withdrawal charge and contract maintenance charge would reduce any percentage increase or make greater any percentage decrease.

Owners should note that the investment results of each investment portfolio will fluctuate over time, and any presentation of the investment portfolio's total return for any period should not be considered as a representation of what an investment may earn or what an Owner's total return may be in any future period.

YIELD

THE MONEY MARKET PORTFOLIO. The Company may advertise yield and effective information for the Money Market Portfolio. Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the subaccount refers to the income generated by an investment in the subaccount over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the subaccount is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

The Money Market Portfolio's current yield is computed on a base period return of a hypothetical Contract having a beginning balance of one accumulation unit for a particular period of time (generally seven days). The return is determined by dividing the net change (exclusive of any capital changes) in such accumulation unit by its beginning value, and then multiplying it by 365/7 to get the annualized current yield. The calculation of net change reflects the value of additional shares purchased with the dividends paid by the Portfolio, and the deduction of the coverage charge and contract maintenance charge. The effective yield reflects the effects of compounding and represents an annualization of the current return with all dividends reinvested.

(Effective yield = [(Base Period Return + 1)365/7]-1.)

The Company does not currently advertise any yield information for the Money Market Portfolio.

OTHER PORTFOLIOS. The Company may also quote current yield in sales literature, advertisements and Owner communications for the other Portfolios. Each Portfolio (other than the Money Market Portfolio) will publish standardized total return information with any quotation of current yield.

The yield computation is determined by dividing the net investment income per accumulation unit earned during the period (minus the deduction for the coverage charge and the contract maintenance charge) by the accumulation unit value on the last day of the period, according to the following formula:

                                           6
              Yield  =  2  [[(a-b)  +  1]    -  1]
                             ----
                             cd

Where:

          a = net investment income earned during the period by the Portfolio attributable to shares owned by the subaccount.

          b  = expenses accrued for the period (net of reimbursements).

          c = the average daily number of accumulation units outstanding during the period.

          d = the maximum offering price per accumulation unit on the last day of the period.

The above formula will be used in calculating quotations of yield, based on specified 30-day periods identified in the advertisement or communication. Yield calculations assume no withdrawal charge. The Company does not currently advertise any yield information for any Portfolio.

HISTORICAL UNIT VALUES

The Company may also show historical accumulation unit values in certain advertisements containing illustrations. These illustrations will be based on actual accumulation unit values.

In addition, the Company may distribute sales literature which compares the percentage change in accumulation unit values for any of the investment portfolios against established market indices such as the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average or other management investment companies which have investment objectives similar to the investment portfolio being compared. The Standard & Poor's 500 Composite Stock Price Index is an unmanaged, unweighted average of 500 stocks, the majority of which are listed on the New York Stock Exchange. The Dow Jones Industrial Average is an unmanaged, weighted average of thirty blue chip industrial corporations listed on the New York Stock Exchange. Both the Standard & Poor's 500 Composite Stock Price Index and the Dow Jones Industrial Average assume quarterly reinvestment of dividends.

REPORTING AGENCIES

The Company may also distribute sales literature which compares the performance of the accumulation unit values of the Contracts with the unit values of variable annuities issued by other insurance companies. Such information will be derived from the Lipper Variable Insurance Products Performance Analysis Service, the VARDS Report or from Morningstar.

The Lipper Variable Insurance Products Performance Analysis Service is published by Lipper Analytical Services, Inc., a publisher of statistical data which currently tracks the performance of almost 4,000 investment companies. The rankings compiled by Lipper may or may not reflect the deduction of asset-based insurance charges. The Company's sales literature utilizing these rankings will indicate whether or not such charges have been deducted. Where the charges have not been deducted, the sales literature will indicate that if the charges had been deducted, the ranking might have been lower.

The VARDS Report is a monthly variable annuity industry analysis compiled by Variable Annuity Research & Data Service of Roswell, Georgia and published by Financial Planning Resources, Inc. The VARDS rankings may or may not reflect the deduction of asset-based insurance charges. In addition, VARDS prepares risk adjusted rankings, which consider the effects of market risk on total return performance. This type of ranking may address the question as to which funds provide the highest total return with the least amount of risk. Other ranking services may be used as sources of performance comparison, such as CDA/Weisenberger.

Morningstar rates a variable annuity against its peers with similar investment objectives. Morningstar does not rate any variable annuity that has less than three years of performance data.

                               FEDERAL TAX STATUS

GENERAL

NOTE: THE FOLLOWING DESCRIPTION IS BASED UPON THE COMPANY'S UNDERSTANDING OF CURRENT FEDERAL INCOME TAX LAW APPLICABLE TO ANNUITIES IN GENERAL. THE COMPANY CANNOT PREDICT THE PROBABILITY THAT ANY CHANGES IN SUCH LAWS WILL BE MADE. PURCHASERS ARE CAUTIONED TO SEEK COMPETENT TAX ADVICE REGARDING THE POSSIBILITY OF SUCH CHANGES. THE COMPANY DOES NOT GUARANTEE THE TAX STATUS OF THE CONTRACTS. PURCHASERS BEAR THE COMPLETE RISK THAT THE CONTRACTS MAY NOT BE TREATED AS "ANNUITY CONTRACTS" UNDER FEDERAL INCOME TAX LAWS. IT SHOULD BE FURTHER UNDERSTOOD THAT THE FOLLOWING DISCUSSION IS NOT EXHAUSTIVE AND THAT SPECIAL RULES NOT DESCRIBED HEREIN MAY BE APPLICABLE IN CERTAIN SITUATIONS. MOREOVER, NO ATTEMPT HAS BEEN MADE TO CONSIDER ANY APPLICABLE STATE OR OTHER TAX LAWS.

Section 72 of the Code governs taxation of annuities in general. An Owner is not taxed on increases in the value of a Contract until distribution occurs, either in the form of a lump sum payment or as annuity payments under the Annuity Option selected. For a lump sum payment received as a total withdrawal (total surrender), the recipient is taxed on the portion of the payment that exceeds the cost basis of the Contract. For Non-Qualified Contracts, this cost basis is generally the purchase payments, while for Qualified Contracts there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates.

For annuity payments, a portion of each payment in excess of an exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the Contract (adjusted for any period or refund feature) bears to the expected return under the Contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the Contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the Contract has been recovered (i.e. when the total of the excludable amount equals the investment in the Contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of Qualified Plans there may be no cost basis in the Contract within the meaning of
Section 72 of the Code. Owners, Annuitants and Beneficiaries under the Contracts should seek competent financial advice about the tax consequences of any distributions. The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from the Company, and its operations form a part of the Company.

DIVERSIFICATION

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"), adequately diversified. Disqualification of the Contract as an annuity contract would result in the imposition of federal income tax to the Owner with respect to earnings allocable to the Contract prior to the receipt of payments under the Contract. The Code contains a safe harbor provision which provides that annuity contracts such as the Contract meet the diversification requirements if, as of the end of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than fifty-five percent (55%) of the total assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies.

On March 2, 1989, the Treasury Department issued Regulations (Treas. Reg.1.817-5), which established diversification requirements for the investment portfolios underlying variable contracts such as the Contract. The Regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the Regulations, an investment portfolio will be deemed adequately diversified if: (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments.

The Code provides that, for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

The Company intends that all investment portfolios underlying the Contracts will
be  managed  in  such  a  manner  as  to  comply   with  these   diversification
requirements.

The Treasury Department has indicated that the diversification Regulations do not provide guidance regarding the circumstances in which Owner control of the investments of the Separate Account will cause the Owner to be treated as the owner of the assets of the Separate Account, thereby resulting in the loss of favorable tax treatment for the Contract. At this time it cannot be determined whether additional guidance will be provided and what standards may be contained in such guidance.

The amount of Owner control which may be exercised under the Contract is different in some respects from the situations addressed in published rulings issued by the Internal Revenue Service in which it was held that the policy owner was not the owner of the assets of the separate account. It is unknown whether these differences, such as the Owner's ability to transfer among investment choices or the number and type of investment choices available, would cause the Owner to be considered as the owner of the assets of the Separate Account resulting in the imposition of federal income tax to the Owner with respect to earnings allocable to the Contract prior to receipt of payments under the Contract.

In the event any forthcoming guidance or ruling is considered to set forth a new position, such guidance or ruling will generally be applied only prospectively. However, if such ruling or guidance was not considered to set forth a new position, it may be applied retroactively resulting in the Owners being retroactively determined to be the owners of the assets of the Separate Account. Due to the uncertainty in this area, the Company reserves the right to modify the Contract in an attempt to maintain favorable tax treatment.

MULTIPLE CONTRACTS

The Code provides that multiple non-qualified annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. For purposes of this rule, contracts received in a
Section 1035 exchange will be considered issued in the year of the exchange. Owners should consult a tax adviser prior to purchasing more than one non-qualified annuity contract in any calendar year.

CONTRACTS OWNED BY OTHER THAN NATURAL PERSONS

Under Section 72(u) of the Code, the investment earnings on premiums for the Contracts will be taxed currently to the Owner if the Owner is a non-natural person, e.g., a corporation or certain other entities. Such Contracts generally will not be treated as annuities for federal income tax purposes. However, this treatment is not applied to a Contract held by a trust or other entity as an agent for a natural person nor to Contracts held by Qualified Plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a Contract to be owned by a non-natural person.

TAX TREATMENT OF ASSIGNMENTS

An assignment or pledge of a Contract may be a taxable event. Owners should therefore consult competent tax advisers should they wish to assign or pledge their Contracts.

INCOME TAX WITHHOLDING

All distributions or the portion thereof which is includible in the gross income of the Owner are subject to federal income tax withholding. Generally, amounts are withheld from periodic payments at the same rate as wages and at the rate of 10% from non-periodic payments. However, the Owner, in most cases, may elect not to have taxes withheld or to have withholding done at a different rate.

Effective January 1, 1993, certain distributions from retirement plans qualified under Section 401 or Section 403(b) of the Code, which are not directly rolled over to another eligible retirement plan or individual retirement account or individual retirement annuity, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement generally does not apply to:
a) a series of substantially equal payments made at least annually for the life or life expectancy of the participant or joint and last survivor expectancy of the participant and a designated beneficiary, or for a specified period of 10 years or more; or b) distributions which are required minimum distributions; or
c) the portion of the distributions not includible in gross income (i.e. returns of after-tax contributions). Participants should consult their own tax counsel or other tax adviser regarding withholding requirements.

TAX TREATMENT OF WITHDRAWALS - NON-QUALIFIED CONTRACTS

Section 72 of the Code governs treatment of distributions from annuity contracts. It provides that if the Contract Value exceeds the aggregate purchase payments made, any amount withdrawn will be treated as coming first from the earnings and then, only after the income portion is exhausted, as coming from the principal. Withdrawn earnings are includible in gross income. It further provides that a ten percent (10%) penalty will apply to the income portion of any premature distribution. However, the penalty is not imposed on amounts received: (a) after the taxpayer reaches age 59 1/2; (b) after the death of the Owner; (c) if the taxpayer is totally disabled (for this purpose disability is as defined in Section 72(m)(7) of the Code); (d) in a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the taxpayer or for the joint lives (or joint life expectancies) of the taxpayer and his or her Beneficiary; (e) under an immediate annuity; or (f) which are allocable to purchase payments made prior to August 14, 1982.

With respect to (d) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception, plus interest for the tax years in which the exception is used.

The above information does not apply to Qualified Contracts. However, separate tax withdrawal penalties and restrictions may apply to such Qualified Contracts. (See "Tax Treatment of Withdrawals - Qualified Contracts" below.)

QUALIFIED PLANS

The Contracts offered herein may also be used as Qualified Contracts. Owners, Annuitants and Beneficiaries are cautioned that benefits under a Qualified Contract may be subject to the terms and conditions of the plan regardless of the terms and conditions of the Contracts issued pursuant to the plan. The following discussion of Qualified Contracts is not exhaustive and is for general informational purposes only. The tax rules regarding Qualified Contracts are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing Qualified Contracts.

Qualified Contracts include special provisions restricting Contract provisions that may otherwise be available as described herein. Generally, Qualified Contracts are not transferable except upon surrender or annuitization.

On July 6, 1983, the Supreme Court decided in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. Qualified Contracts will utilize annuity tables which do not differentiate on the basis of sex. Such annuity tables will also be available for use in connection with certain non-qualified deferred compensation plans.

Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (IRA). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's taxable income. These IRAs are subject to limitations on eligibility, contributions, transferability and distributions.(See "Tax Treatment of Withdrawals - Qualified Contracts" below.) Under certain conditions, distributions from other IRAs and other Qualified Plans may be rolled over or transferred on a tax-deferred basis into an IRA. Sales of Contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of Contracts to be qualified as Individual Retirement Annuities should obtain competent tax advice as to the tax treatment and suitability of such an investment.

   ROTH IRAS

Section 408(a) of the Code provides that beginning in 1998, individuals may purchase a new type of non-deductible IRA, known as a Roth IRA. Purchase payments for a Roth IRA are limited to a maximum of $2,000 per year and are not deductible from taxable income. Lower maximum limitations apply to individuals with adjusted gross incomes between $95,000 and $110,000 in the case of single taxpayers, between $150,000 and $160,000 in the case of married taxpayers filing joint returns, and between $0 and $10,000 in the case of married taxpayers filing separately. An overall $2,000 annual limitation continues to apply to all of a taxpayer's IRA contributions, including Roth IRA and non-Roth IRAs.

Qualified distributions from Roth IRAs are free from federal income tax. A qualified distribution requires that an individual has held the Roth IRA for at least five years and, in addition, that the distribution is made either after the individual reaches age 59 1/2, on the individual's death or disability, or as a qualified first-time home purchase, subject to a $10,000 lifetime maximum, for the individual, a spouse, child, grandchild, or ancestor. Any distribution which is not a qualified distribution is taxable to the extent of earnings in the distribution. Distributions are treated as made from contributions first and therefore no distributions are taxable until distributions exceed the amount of contributions to the Roth IRA. The 10% penalty tax and the regular IRA exceptions to the 10% penalty tax apply to taxable distributions from a Roth IRA.

Amounts may be rolled over from one Roth IRA to another Roth IRA. Furthermore, an individual may make a rollover contribution from a non-Roth IRA to a Roth IRA, unless the individual has adjusted gross income over $100,000 or the individual is a married taxpayer filing a separate return. The individual must pay tax on any portion of the IRA being rolled over that represents income or a previously deductible IRA contribution. However, for rollovers in 1998, the individual may pay that tax ratably over the four taxable year period beginning with tax year 1998.

Purchasers of Contracts to be qualified as a Roth IRA should obtain competent tax advice as to the tax treatment and suitability of such an investment.

TAX TREATMENT OF WITHDRAWALS - QUALIFIED CONTRACTS

Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including Contracts issued and qualified under Code Section 408 and 408A (Individual Retirement Annuities). To the extent amounts are not includible in gross income because they have been rolled over to an IRA or to another eligible Qualified Plan, no tax penalty will be imposed. The tax penalty will not apply to the following distributions: (a) if distribution is made on or after the date on which the Annuitant reaches age 59 1/2; (b) distributions following the death or disability of the Annuitant (for this purpose disability is as defined in Section 72(m)(7) of the Code); (c) distributions that are part of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the Annuitant or the joint lives (or joint life expectancies) of the Annuitant and his or her designated Beneficiary; (d) distributions made to the Annuitant to the extent such distributions do not exceed the amount allowable as a deduction under Code
Section 213 to the Annuitant for amounts paid during the taxable year for medical care; (e) distributions from an Individual Retirement Annuity for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for the Annuitant and his or her spouse and dependents if the Annuitant has received unemployment compensation for at least 12 weeks (this exception will no longer apply after the Annuitant has been re-employed for at least 60 days); (f) distributions from an Individual Retirement Annuity made to the Annuitant to the extent such distributions do not exceed the qualified higher education expenses (as defined in Section 72(t)(7) of the Code) of the Annuitant for the taxable year; and (g) distributions from an Individual Retirement Annuity made to the Annuitant which are qualified first-time home buyer distributions (as defined in Section 72(t)(8) of the Code).


With respect to (c) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception, plus interest for the tax years in which the exception is used.

Generally, distributions from a qualified plan must commence no later than April 1 of the calendar year following the year in which the employee attains age 70 1/2. Required distributions must be over a period not exceeding the life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated beneficiary. If the required minimum distributions are not made, a 50% penalty tax is imposed as to the amount not distributed.

                               ANNUITY PROVISIONS

FIXED ANNUITY

A fixed annuity is an annuity with payments which are guaranteed as to dollar amount by the Company and do not vary with the investment experience of the Separate Account. The dollar amount of each fixed annuity will be determined in accordance with annuity tables contained in the contract.

VARIABLE ANNUITY

A variable annuity is an annuity with payments which: (1) are not predetermined as to dollar amount; and (2) will vary in amount with the net investment results of the applicable investment portfolio(s) of the Separate Account.

ANNUITY UNIT VALUE

On the Annuity Date a fixed number of Annuity Units will be purchased as follows:

For each Subaccount the fixed number of Annuity Units is equal to the Adjusted Contract Value for all Subaccounts, divided first by $1000, then multiplied by the appropriate Annuity Payment amount from the Annuity Table contained in the Contract for each $1000 of value for the Annuity Option selected, and then divided by the Annuity Unit value for that Subaccount on the Annuity Date. After that, the number of Annuity Units in each Subaccount remains unchanged unless you elect to transfer between Subaccounts. All calculations will appropriately reflect the Annuity Payment frequency selected.

On each Annuity Payment date, the total Variable Annuity Payment is the sum of the Annuity Payments for each Subaccount. The Variable Annuity Payment in each Subaccount is determined by multiplying the number of Annuity Units then allocated to such Subaccount by the Annuity Unit value for that Subaccount.

On each subsequent business day, the value of an Annuity Unit is determined in the following way:

First: The net Investment Factor is determined as described in the Prospectus under "Accumulation Units".

Second: The value of an Annuity Unit for a business day is equal to:

          a. the value of the Annuity Unit for the immediately preceding business day;

          b.   multiplied by the Net Investment Factor for current business day;

          c. divided by the Assumed Net Investment Factor (see below) for the business day.

The Assumed Net Investment Factor is equal to one plus the Assumed Investment Return which is used in determining the basis for the purchase of an Annuity, adjusted to reflect the particular business day. The Assumed Investment Return that we will use is 3 1/2%. However, we may agree with you to use a different value.

BMA may elect to determine the amount of each annuity payment up to 10 business days prior to the elected payment date. The value of your contract less any applicable premium tax is applied to the applicable annuity table to determine the initial annuity payment.

                         MORTALITY AND EXPENSE GUARANTEE

We guarantee that the dollar amount of each Annuity Payment after the first will not be affected by variations in mortality or expense experience.

                              FINANCIAL STATEMENTS

The unaudited balance sheet of BMA Variable Annuity Account A as of September 30,1998, and the related statement of operations and changes in net assets for the period from December 31, 1997 to September 30, 1998, follow.

The audited balance sheet of BMA Variable Annuity Account A as of December 31, 1997 and the related statement of operations and changes in net assets for the period from November 24, 1997 (inception) to December 31, 1997, and the report of Ernst & Young LLP, independent auditors with respect thereto, follow.

The audited consolidated financial statements of the Company as of December 31, 1997 and 1996, and for each of the years in the three year period ended December 31, 1997, which are also included herein should be considered only as bearing upon the ability of the Company to meet its obligations under the Contracts.




                         BMA VARIABLE ANNUITY ACCOUNT A

                       Statement of Assets and Liabilities

ASSETS

                                                              SEPTEMBER 30, 1998
                                                                  (UNAUDITED)
                                                                  -----------

INVESTMENTS:

Investors Mark Series Fund, Inc. (IMSF):

   Balanced - 17,914 shares at net asset value of
       $8.92 per share (cost,$177,697)                               $159,789
   Growth and Income - 32,641 shares at net asset
       value of $9.96 per share (cost, $346,770)                      325,107
   Large Cap Value  - 24,364 shares at net asset
       value of $10.09 per share (cost, $276,980)                     245,731
   Small Cap Equity  - 7,439 shares at net asset
       value of $7.20 per share (cost, $71,231)                        53,561
   Large Cap Growth - 4,984 shares at net asset
       value of $10.58 per share (cost, $54,365)                       52,730
   Intermediate Fixed Income - 17,050 shares at net
       asset value of $10.64 per share (cost, $173,853)               181,413
   Mid Cap Equity - 8,150 shares at net asset value
       of $9.47 per share (cost, $87,650)                              77,180
   Money Market - 62,305 shares at net asset value of
       $1.00 per share (cost, $62,145)                                 62,305
   Global Fixed Income - 1,493 shares at net asset
       value of $10.73 per share (cost, $15,261)                       16,020
   Berger Institutional Products Trust (Berger IBT):
     Berger IPT International Fund - 19,217 shares at
       net asset value of $9.49 per share (cost, $199,455)            182,367
                                                                   ----------
TOTAL ASSETS                                                       $1,356,203
                                                                   ----------



See accompanying notes to unaudited financial statements.


LIABILITIES AND NET ASSETS

                                              September 30, 1998
Net assets are represented:                       (UNAUDITED)
                               ------------------------------------------------
                                     NUMBER       UNIT VALUE
                                    OF UNITS                       AMOUNT
                               ------------------------------------------------

   IMSF Balanced:
      Accumulation units             17,783        $ 8.9382         $158,944
   IMSF Growth and Income
      Accumulation units             33,881          9.5331          322,989
   IMSF Large Cap Value
      Accumulation units             27,499          8.8801          244,190
   IMSF Small Cap Equity
      Accumulation units              7,455          7.1366           53,204
   IMSF Large Cap Growth
      Accumulation units              5,138         10.2003           52,414
   IMSF Intermediate Fixed Income
      Accumulation units             17,040         10.5741          180,184
   IMSF Mid Cap Equity
      Accumulation units              8,484          9.0396           76,688
   IMSF Money Market
      Accumulation units              6,020         10.3269           62,168
   IMSF Global Fixed Income
      Accumulation units              1,481         10.7412           15,913
   Berger IPT International
      Accumulation units             18,135          9.9878          181,128
   Net assets                                                  ---------------
                                                                   1,347,822
Mortality and expense risks payable                                    8,381
                                                               ---------------
Total liabilities and net assets                                  $1,356,203
                                                               ===============


See accompanying notes to unaudited financial statements.

                         BMA VARIABLE ANNUITY ACCOUNT A
                Statement of Operations and Changes in Net Assets
                   Nine Months Ended September 30, 1998 (Unaudited)

                                    GROWTH     LARGE CAP  SMALL CAP  LARGE CAP
                        BALANCED   & INCOME      VALUE     EQUITY     GROWTH
                       ---------- -----------  ---------- --------- ---------


Investment Income            $0          0            0          0        0
Mortality, expense and
  administrative charges  1,195      2,853        2,082        501        425
                       --------- -----------  ----------- ---------  --------
Net investment income
  (loss)                 (1,195)    (2,853)      (2,082)      (501)      (425)
Capital gain distribution     0          0            0          0          0
Realized gain (loss) on
  investments                53        210          637          9        783
Unrealized appreciation
  (depreciation) on
  investments           (17,905)   (21,713)     (31,269)   (17,596)    (1,737)
                      ----------- -----------  ----------- ---------  --------
Net realized and
  unrealized gain
  (loss) on
  investments           (17,852)    (21,503)    (30,632)   (17,587)      (954)
                     ------------ -----------  ----------- ---------  --------
Net increase (decrease)
  in net assets
  resulting from
  operations            (19,047)     (24,356)   (32,714)   (18,088)     (1,379)
Net assets at
  beginning of period     1,009        3,550      3,521      4,923       3,600
Variable annuity
  deposits              127,795      313,553    243,257     51,897      41,800
Terminations and
  Withdrawals               (43)         (80)       (89)        (5)          0
Net transfers*           49,230       30,322     30,215     14,477       8,393
                      ============ =========== =========== =========   =======
Net assets at
  end of period        $158,944      322,989    244,190     53,204      52,414
                      ============ =========== =========== =========   =======

* Includes transfer activity from (to) other subaccounts and transfers (from) to the fixed accounts.

See accompanying notes to unaudited financial statements.



                         BMA VARIABLE ANNUITY ACCOUNT A

                Statement of Operations and Changes in Net Assets

                   Nine Months Ended September 30, 1998 (Unaudited)

                   INTERMEDIATE MID CAP  MONEY GLOBAL FIXED BERGER IPT
                   FIXED INCOME  EQUITY  MARKET  INCOME  INTERNATIONAL TOTAL
                   ------------ ------- ------- -------- ------------- -----


Investment Income             0      0       888       0        0       $888
Mortality, expense and
  administrative charges  1,572    698       243     135    1,683     11,387
                       -------- -------- ------- ------- ---------    ------
Net investment income
  (loss)                (1,572)   (698)      645    (135)  (1,683)   (10,499)
Capital gain distributions   0       0         0       0        0          0
Realized gain (loss) on
   investments              8     161         0       5      394       2,260
Unrealized appreciation
  (depreciation)
  on investments         7,556 (10,461)        0      744  (17,110)  (109,491)
                      -------- -------- ------- --------- ---------   --------
Net realized and
unrealized gain
(loss) on investments    7,564 (10,300)        0      749  (16,716)  (107,231)
                      -------- -------- ------- --------- ---------  ---------
Net increase in net
  assets resulting
   from operations    5,992 (10,998)      645      614   (18,399)  (117,730)
Net assets at beginning
   of period          1,011   5,494     1,003    1,021     5,017     30,149
Variable annuity
  deposits             164,279  78,807   217,958   11,779   188,334  1,439,459
Terminations and
  Withdrawals                0       0         0        0         0       (217)
Net transfers*           8,902   3,385  (157,438)   2,499     6,176     (3,839)
                      ======== ======= ========= ========= ========= =========
Net assets at end
  of period            180,184  76,688    62,168   15,913   181,128  1,347,822
                      ======== ======= ========= ========= ========= =========

* Includes transfer activity from (to) other subaccounts and transfers (from) to the fixed accounts.

See accompanying notes to unaudited financial statements.



                         BMA VARIABLE ANNUITY ACCOUNT A
                     Notes to Unaudited Financial Statements

                                  September 30, 1998

These financial statements are unaudited but, in management's opinion, include all adjustments necessary for a fair presentation of results.

The Variable Annuity Account A commenced operations on November 24, 1997. Therefore, a statement of operations and changes in net assets has not been presented for the nine months ended September 30, 1997.

These interim financial statements should be read in conjunction with the BMA Variable Annuity Account A financial statements for the period from November 24, 1997 (inception) to December 31, 1997.




                              Financial Statements

                         BMA Variable Annuity Account A

                    Period from November 24, 1997 (inception)
                              to December 31, 1997

                       With Report of Independent Auditors

                         BMA Variable Annuity Account A

                              Financial Statements

         Period from November 24, 1997 (inception) to December 31, 1997

                                    Contents

Report of Independent Auditors...............................................1

Audited Financial Statements

Statement of Assets and Liabilities..........................................2
Statement of Operations and Changes in Net Assets............................4
Notes to Financial Statements................................................5

                         Report of Independent Auditors

The Contract Owners of BMA Variable Annuity
   Account A and The Board of Directors of
   Business Men's Assurance Company of America

We have audited the accompanying statement of assets and liabilities of the various portfolios of BMA Variable Annuity Account A (the Company) as of December 31, 1997, and the related statement of operations and changes in net assets for the period from November 24, 1997 (inception) to December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of BMA Variable Annuity Account A at December 31, 1997, and the results of its operations and changes in net assets for the period from November 24, 1997 (inception) to December 31, 1997, in conformity with generally accepted accounting principles.

                                          /s/ ERNST & YOUNG LLP


Kansas City, Missouri
February 6, 1998


                         BMA Variable Annuity Account A
                       Statement of Assets and Liabilities
                                December 31, 1997

Assets

Investments (Notes 1 and 3):
   Investors Mark Series Fund, Inc. (IMSF):
     Balanced - 101 shares at net asset value of
       $9.96 per share (cost, $1,006)                                  $  1,010
     Growth and Income - 341 shares at net asset
       value of $10.41 per share (cost, $3,501)                           3,552
     Large Cap Value - 364 shares at net asset value
       of $9.69 per share (cost, $3,503)                                  3,523
     Small Cap Equity - 509 shares at net asset value
       of $9.69 per share (cost, $5,000)                                  4,927
     Large Cap Growth - 336 shares at net asset value
       of $10.71 per share (cost, $3,500)                                 3,602
     Intermediate Fixed Income - 101 shares at net
       asset value of $10.06 per share (cost, $1,007)                     1,012
     Mid Cap Equity - 524 shares at net asset
       value of $10.49 per share (cost, $5,506)                           5,498
     Money Market - 1,004 shares at net asset value
       of $1.00 per share (cost, $1,004)                                  1,004
     Global Fixed Income - 101 shares at net asset
       value of $10.09 per share (cost, $1,008)                           1,023
   Berger Institutional Products Trust (Berger IPT):
     Berger IPT International Fund - 513 shares at
       net asset value of $9.79 per share (cost, $5,000)                  5,022
                                                                      =========
Total assets                                                            $30,173
                                                                      =========

Liabilities and net assets
Mortality and expense risks payable                                       $  24
Net assets are represented by (Note 3):

                                        Number           Unit
                                       of Units         Value             Amount
                                  ----------------------------------------------
   IMSF Balanced:

     Accumulation units                  100            $10.09             1,009
   IMSF Growth and Income:
     Accumulation units                  353             10.06             3,550
   IMSF Large Cap Value:
     Accumulation units                  364              9.68             3,521
   IMSF Small Cap Equity:
     Accumulation units                  507              9.71             4,923
   IMSF Large Cap Growth:
     Accumulation units                  345             10.43             3,600
   IMSF Intermediate Fixed Income:
     Accumulation units                  100             10.11             1,011
   IMSF Mid Cap Equity:
     Accumulation units                  543             10.12             5,494
   IMSF Money Market:
     Accumulation units                  100             10.03             1,003
   IMSF Global Fixed Income:
     Accumulation units                  100             10.21             1,021
   Berger IPT International:
     Accumulation units                  482             10.41             5,017
                                                                     -----------
Net assets                                                                30,149
                                                                     -----------
Total liabilities and net assets                                         $30,173
                                                                     ===========

See accompanying notes.


                         BMA Variable Annuity Account A
                Statement of Operations and Changes in Net Assets
         Period from November 24, 1997 (inception) to December 31, 1997

                                    GROWTH   LARGE   SMALL   LARGE INTERMEDIATE
                                      AND     CAP     CAP     CAP       FIXED
                           BALANCED INCOME   VALUE   EQUITY  GROWTH    INCOME
                           ----------------------------------------------------
Investment income         $     6     $   1  $   3   $   -   $    -   $    7
Expenses (Note 2):
  Mortality, expense and
    administrative charges      1         2      2       4        2        1
                            ---------------------------------------------------
Net investment income           5        (1)     1      (4)      (2)       6
Capital gain distributions      -         -      -       -        -        -
Unrealized appreciation
  (depreciation) on
   investments                  4        51     20     (73)     102        5
                            ---------------------------------------------------
Net realized and unrealized
   gain (loss) on investments   4        51     20     (73)     102        5
                            ---------------------------------------------------

Net increase (decrease) in
  net assets resulting
   from operations              9        50     21     (77)     100       11

Net assets at beginning
  of period                     -         -      -       -        -        -
Variable annuity deposits
   (Notes 2 and 3)          1,000     3,500  3,500   5,000    3,500    1,000
                           ====================================================
Net assets at end
  of period                $1,009    $3,550 $3,521  $4,923   $3,600   $1,011
                           ====================================================

See accompanying notes.





                         BMA Variable Annuity Account A
                Statement of Operations and Changes in Net Assets
         Period from November 24, 1997 (inception) to December 31, 1997

                                                GLOBAL FIXED
                                MID CAP  MONEY     INCOME    BERGER IPT
                                 EQUITY  MARKET             INTERNATIONAL TOTAL
                               -------------------------------------------------


Investment income             $      6  $    4   $     8    $     -    $     35
Expenses (Note 2):
   Mortality, expense and
     administrative charges          4       1         2          5          24
                              --------------------------------------------------
Net investment income                2       3         6         (5)         11
Capital gain distributions           -       -         -          -           -
Unrealized appreciation
   (depreciation)on investments     (8)      -        15         22         138
                               -------------------------------------------------
Net realized and unrealized gain
   (loss) on investments            (8)      -        15         22         138
                                 -----------------------------------------------

Net increase (decrease) in net
   assets resulting from operations (6)      3        21         17         149

Net assets at beginning of period    -       -         -          -           -
Variable annuity deposits
   (Notes 2 and 3)               5,500   1,000     1,000      5,000      30,000
                               =================================================
Net assets at end of period     $5,494  $1,003    $1,021     $5,017     $30,149
                               =================================================

See accompanying notes.




                         BMA Variable Annuity Account A
                          Notes to Financial Statements
                                December 31, 1997

1.   Summary of Significant Accounting Policies

Organization

BMA Variable Annuity Account A (the Account) is a separate account of Business Men's Assurance Company of America (BMA). The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended.

Deposits received by the Account are invested in the Investors Mark Series Funds, Inc. (IMSF) funds or the Berger Institutional Products Trust (IPT) fund (mutual funds not otherwise available to the public). As directed by the owners, amounts may be invested in shares of the following portfolios:

     IMSF Balanced (emphasis on long-term growth and high current income) IMSF Growth and Income (emphasis on long-term growth and income without a lot of fluctuation in market value) IMSF Large Cap Value (emphasis on long-term capital growth) IMSF Small Cap Equity (emphasis on long-term growth by investing in small and medium sized companies) IMSF Large Cap Growth (emphasis on long-term capital appreciation) IMSF Intermediate Fixed Income (emphasis on current income with stability of principal and liquidity) IMSF Mid Cap Equity (emphasis on long-term growth by investing in common stock of mid-sized companies) IMSF Money Market (emphasis on current income while preserving capital and maintaining liquidity) IMSF Global Fixed Income (emphasis on maximizing total return and generating a market level return while preserving both liquidity and principal)

     Berger IPT International (emphasis on long-term capital appreciation through investments in non-U.S. equity securities of well-established companies)

Under the terms of the investment advisory contracts, portfolio investments of the underlying mutual funds of IMSF are made by Investors Mark Series Fund, LLC (IMSF, LLC), which is owned by Jones & Babson, Inc., a wholly-owned subsidiary of BMA. IMSF, LLC has engaged Standish, Ayer & Wood, Inc. to provide subadvisory services for the Intermediate Fixed Income Portfolio, the Mid Cap Equity Portfolio and the Money Market Portfolio. IMSF, LLC has engaged Standish International Management Company, L.P. to provide subadvisory services for the Global Fixed Income Portfolio. IMSF, LLC has engaged Stein Roe & Farnam, Incorporated to provide subadvisory services for the

1.   Summary of Significant Accounting Policies (continued)

Small Cap Equity Portfolio and the Large Cap Growth Portfolio. IMSF, LLC has engaged David L. Babson & Co., Inc. to provide subadvisory services for the Large Cap Value Portfolio. IMSF, LLC has engaged Lord, Abbett & Co. to provide subadvisory services for the Growth and Income Portfolio. IMSF, LLC has engaged Kornitzer Capital Management, Inc. to provide subadvisory services for the Balanced Portfolio.

Berger Institutional Products Trust is a mutual fund with multiple portfolios, one of which, the Berger/BIAM IPT - International Fund, is managed by BBOI Worldwide LLC. BBOI Worldwide LLC has retained Bank of Ireland Asset Management (U.S.) Limited (BIAM) as subadvisor.

Investment Valuation

Investments in mutual fund shares are carried in the statement of assets and liabilities at fair value (net asset value of the underlying mutual fund). The first-in, first-out method is used to determine realized gains and losses. Security transactions are accounted for on the trade date and dividend income from the funds to the Account is recorded on the ex-dividend date and reinvested upon receipt. Capital gain distributions from the mutual funds to the Account are also reinvested upon receipt.

The cost of investments purchased was as follows:

                                                             Period from
                                                          November 24, 1997
                                                           (inception) to
                                                          December 31, 1997
                                                         -------------------

IMSF Balanced                                                   $1,006
IMSF Growth and Income                                           3,501
IMSF Large Cap Value                                             3,503
IMSF Small Cap Equity                                            5,000
IMSF Large Cap Growth                                            3,500
IMSF Intermediate Fixed Income                                   1,007
IMSF Mid Cap Equity                                              5,506
IMSF Money Market                                                1,004
IMSF Global Fixed Income                                         1,008
Berger IPT International                                         5,000


1.   Summary of Significant Accounting Policies (continued)

Federal Income Taxes

The operations of the Account form a part of, and are taxed with, the operations of BMA, which is taxed as a life insurance company under the Internal Revenue Code. As a result, the net asset values of the subaccounts are not affected by federal income taxes on income distributions received by the subaccounts.

Use of Estimates

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

2.   Variable Annuity Contract Charges

BMA deducts an administrative fee of $35 per year for each contract, except for certain contracts based on a minimum account value. Mortality and expense risks assumed by BMA are compensated for by a fee equivalent to an annual rate of 1.40% annually of the average daily value of each contract.

When applicable, an amount for state premium taxes is deducted as provided by pertinent state law, either from purchase payments or from the amount applied to effect an annuity at the time annuity payments commence.

A  contingent   deferred  sales  charge  is  assessed  by  BMA  against  certain withdrawals during the first seven years of the contract, declining from 7% in the first year to 1% in the seventh year.

Contract charges retained by BMA from the proceeds of sales of annuity contracts were not significant during 1997.

3.   Summary of Unit Transactions

                                                                Number
                                                               of Units
                                                              Period from
                                                           November 24, 1997
                                                            (inception) to
                                                           December 31, 1997
                                                          -------------------

Balanced:
  Variable annuity deposits                                       100
Growth and Income:
  Variable annuity deposits                                       353
Large Cap Value:
  Variable annuity deposits                                       364
Small Cap Equity:
  Variable annuity deposits                                       507
Large Cap Growth:
  Variable annuity deposits                                       345
Intermediate Fixed Income:
  Variable annuity deposits                                       100
Mid Cap Equity:
  Variable annuity deposits                                       543
Money Market:
  Variable annuity deposits                                       100
Global Fixed Income:
  Variable annuity deposits                                       100
Berger IPT International:
  Variable annuity deposits                                       482


                        CONSOLIDATED FINANCIAL STATEMENTS

                   BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                  (A MEMBER OF THE GENERALI GROUP OF COMPANIES)
                     YEARS ENDED DECEMBER 31, 1997 AND 1996
                       WITH REPORT OF INDEPENDENT AUDITORS



                   Business Men's Assurance Company of America
                  (A Member of the Generali Group of Companies)
                        Consolidated Financial Statements
                     Years ended December 31, 1997 and 1996

                                    CONTENTS

Report of Independent Auditors................................................1

Audited Consolidated Financial Statements

Consolidated Balance Sheets...................................................2
Consolidated Statements of Operations.........................................4
Consolidated Statements of Stockholder's Equity...............................5
Consolidated Statements of Cash Flows.........................................6
Notes to Consolidated Financial Statements....................................8



                         Report of Independent Auditors

The Board of Directors

Business Men's Assurance Company of America

We have audited the accompanying consolidated balance sheets of Business Men's Assurance Company of America (an ultimate subsidiary of Assicurazioni Generali, S.p.A.) (the Company) as of December 31, 1997 and 1996, and the related consolidated statements of operations, stockholder's equity and cash flows for each of the three years in the period ended December 31, 1997. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Business Men's Assurance Company of America at December 31, 1997 and 1996, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 1997, in conformity with generally accepted accounting principles.

                                /s/ ERNST & YOUNG LLP

Kansas City, Missouri
February 6, 1998




                   Business Men's Assurance Company of America
                  (A Member of the Generali Group of Companies)
                           Consolidated Balance Sheets

                                                                DECEMBER 31
                                                           1997          1996
                                                      --------------------------
                                                             (In Thousands)

ASSETS

Investments (Notes 1 and 3):
  Securities available-for-sale, at fair value:
   Fixed maturities (amortized cost - $1,308,458
    in 1997 and $1,286,888 in 1996)                    $1,326,018    $1,288,934
   Equity securities (cost - $46,807 in 1997
    and $28,644 in 1996)                                   57,806        32,350
   Mortgage loans on real estate, net of allowance for
    losses of $8,435 in 1997 and $6,879 in 1996           842,149       704,356
   Real estate (Note 1)                                         -         5,498
   Policy loans                                            62,207        65,225
   Short-term investments                                  47,507        39,991
   Other                                                    3,424         3,830
                                                      -------------------------
Total investments                                       2,339,111     2,140,184

Accrued investment income                                  18,520        18,539
Premium and other receivables                              10,606        11,817
Deferred policy acquisition costs                         125,065       131,025
Property, equipment and software (Note 6)                  16,753        18,890
Reinsurance recoverables:
  Paid benefits                                             6,588         3,948
  Benefits and claim reserves ceded                        72,000        58,177
Other assets (Note 1)                                      16,216        16,923
Assets held in separate accounts (Note 1)                  76,964             -
                                                      -------------------------
Total assets                                           $2,681,823    $2,399,503
                                                      =========================



                                                              DECEMBER 31
                                                           1997         1996
                                                      -------------------------
                                                             (In Thousands)

LIABILITIES AND STOCKHOLDER'S EQUITY

Future policy benefits:
  Life and annuity (Note 10)                           $1,259,319    $1,192,497
  Health                                                   87,883        75,914
Contract account balances                                 699,244       636,656
Policy and contract claims                                 58,381        58,617
Unearned revenues                                          11,284        13,813
Other policyholder funds                                   14,286        15,429
Outstanding checks in excess of bank balances               2,669         4,673
Current income taxes payable (Note 7)                       2,158         4,345
Deferred income taxes (Note 7)                             12,244        14,912
Payable to affiliate (Note 10)                                799           972
Other liabilities                                          72,858        44,808
Liabilities related to separate accounts (Note 1)          76,964             -
                                                     --------------------------
Total liabilities                                       2,298,089     2,062,636

Commitments and contingencies (Note 5)

Stockholder's equity (Notes 2 and 11):
  Preferred stock of $1 par value; authorized
   3,000,000 shares, none issued and outstanding                -             -
  Common stock of $1 par value; authorized
   24,000,000 shares, 12,000,000 shares issued
   and outstanding                                         12,000        12,000
  Paid-in capital                                          40,106        40,106
  Net unrealized gains (losses) on securities              14,364         3,686
  Retained earnings                                       317,264       281,075
                                                     --------------------------
Total stockholder's equity                                383,734       336,867
                                                     --------------------------
Total liabilities and stockholder's equity             $2,681,823    $2,399,503
                                                     ==========================

See accompanying notes.



                   Business Men's Assurance Company of America
                  (A Member of the Generali Group of Companies)
                      Consolidated Statements of Operations

                                                     YEAR ENDED DECEMBER 31
                                                  1997       1996       1995
                                             ----------------------------------
                                                        (In Thousands)

Revenues:
  Premiums:
   Life and annuity                            $154,602    $142,461    $130,360
    Health                                       43,518      60,491      47,294
  Other insurance considerations                 37,928      38,780      37,183
  Net investment income (Note 3)                167,346     145,629     124,605
  Realized gains, net (Note 3)                    5,121       5,906       4,290
  Other income                                   35,941      26,802      23,394
                                              ---------------------------------
Total revenues                                  444,456     420,069     367,126

Benefits and expenses:
  Life and annuity benefits                     126,345     122,915     111,734
  Health benefits                                27,812      42,224      40,132
  Increase in policy liabilities including
   interest credited to account balances        104,581      94,530      65,017
  Real estate expense, net                          932         551         649
  Commissions                                    53,622      55,180      54,176
  Increase in deferred policy acquisition costs  (1,229)     (5,459)    (16,366)
  Taxes, licenses and fees                        4,654       5,229       5,251
  Other operating costs and expenses             89,018      76,647      82,604
                                              ---------------------------------
Total benefits and expenses                     405,735     391,817     343,197
                                              ---------------------------------
Earnings from continuing operations
  before income tax expense                      38,721      28,252      23,929
Income tax expense (Note 7)                       2,532      10,168       8,503
                                              ---------------------------------
Earnings from continuing operations              36,189      18,084      15,426

Discontinued operations (Note 12):
  Gain on sale of discontinued operations,
   net of income tax expense of $735 in 1996
   and $3,352 in 1995                                 -       1,416       6,355
                                              ---------------------------------
Earnings from discontinued operations                 -       1,416       6,355
                                              ---------------------------------
Net earnings                                   $  36,189  $  19,500   $  21,781
                                              =================================

See accompanying notes.



                   Business Men's Assurance Company of America
                  (A Member of the Generali Group of Companies)
                 Consolidated Statements of Stockholder's Equity

                                                 YEAR ENDED DECEMBER 31
                                              1997       1996          1995
                                           ----------------------------------
                                                      (In Thousands)

Common stock:
  Balance at beginning and end of year     $  12,000   $  12,000    $  12,000

Paid-in capital:
  Balance at beginning of year                40,106      25,106       25,106
   Additional paid-in capital                    -        15,000            -
                                            ----------------------------------
  Balance at end of year                      40,106      40,106       25,106

Net unrealized gains (losses) on securities:
  Balance at beginning of year                 3,686      15,297      (28,865)
   Change in net unrealized gains (losses)    10,678     (11,611)      44,162
                                            -----------------------------------
  Balance at end of year                      14,364       3,686       15,297

Retained earnings:
  Balance at beginning of year               281,075     266,575      252,794
   Net earnings                               36,189      19,500       21,781
   Dividends declared (Note 2)                     -      (5,000)      (8,000)
                                            -----------------------------------
  Balance at end of year                     317,264     281,075      266,575
                                            -----------------------------------
Total stockholder's equity                  $383,734    $336,867     $318,978
                                            ===================================

See accompanying notes.



                   Business Men's Assurance Company of America
                  (A Member of the Generali Group of Companies)
                      Consolidated Statements of Cash Flows

                                                      YEAR ENDED DECEMBER 31
                                                    1997     1996      1995
                                                  ---------------------------
                                                            (In Thousands)

OPERATING ACTIVITIES
Net earnings                                      $  36,189 $ 19,500 $ 21,781
Adjustments to reconcile net earnings to net cash
  provided by operating activities:
   Deferred income tax (benefit)                     (8,416)   4,146    7,025
   Realized gains, net                               (5,121)  (5,906)  (4,290)
   Gain on disposal of discontinued segment               -   (2,151)  (7,417)
   Discount accretion, net                             (975)  (1,246)  (1,090)
   Policy loans lapsed in lieu of surrender benefits   1,021    2,996    3,201
   Depreciation                                        3,778    4,153    4,817
   Amortization                                          782      782      782
   Changes in assets and liabilities:
    (Increase) decrease in accrued investment income      19   (1,392)  (1,719)
    (Increase) decrease in receivables and
      reinsurance recoverables                       (15,425)   2,761  (19,425)
     Policy acquisition costs deferred               (28,449) (31,745) (40,510)
     Policy acquisition costs amortized               27,220   26,286   24,144
     (Increase) decrease in income taxes recoverable  (2,187)   5,518   (4,546)
     Increase in accrued policy benefits, claim
      reserves, unearned revenues and policyholder
      funds                                           30,777   32,331    4,574
     Interest credited to policyholder accounts       79,312   69,494   56,358
     Increase (decrease) in outstanding checks in
      excess of bank balances                         (2,004)     805    3,868
     Decrease in other assets and other
      liabilities, net                                 7,269      412    1,133
     Decrease in net asset of discontinued
      operations                                           -        -    1,335
     Other, net                                         (433)  (1,208)    (179)
                                                   ----------------------------
Net cash provided by operating activities            123,357  125,536   49,842

INVESTING ACTIVITIES
Purchases of investments:
  Securities available-for-sale:
   Fixed maturities                                 (464,419) (527,172)(592,373)
    Equity securities                                (31,625)  (17,586) (12,537)
   Mortgage and policy loans                        (237,990) (259,438)(159,521)
   Other                                                   -         -     (269)
Sales, calls or maturities of  investments:
  Maturities  and calls of securities
   available-for-sale:
    Fixed maturities                                 167,000   117,057  108,472
    Equity securities                                      -         -    2,031
  Sales of securities available-for-sale:
    Fixed maturities                                 284,124   238,051  263,650
    Equity securities                                 14,379    12,444    6,223
   Mortgage and policy loans                          98,554    66,934   41,753
   Real estate                                         5,854     2,194      502


                   Business Men's Assurance Company of America
                  (A Member of the Generali Group of Companies)
                Consolidated Statements of Cash Flows (continued)



                                                       YEAR ENDED DECEMBER 31
                                                     1997       1996      1995
                                                  -------------------------------
                                                             (In Thousands)

INVESTING ACTIVITIES (CONTINUED)


Purchase of property, equipment and software     $  (1,949)$     (290) $  (2,659)
Net (increase) decrease in short-term investments   (7,516)    36,272     13,264
Proceeds from sale of discontinued operations            -        632      5,426
Distributions from unconsolidated related parties    1,514        718          2
                                                  -------------------------------
Net cash used in investing activities             (172,074)  (330,184)  (326,036)

FINANCING ACTIVITIES

Dividends paid                                           -     (5,000)    (8,000)
Additional paid-in capital                               -     15,000          -
Deposits from interest sensitive and
  investment type contracts                        323,487    381,865    401,681
Withdrawals from interest sensitive and
  investment type contracts                       (295,633)  (187,217)  (120,956)
Net proceeds from reverse repurchase borrowing      40,925     35,173          -
Retirement of reverse repurchase borrowing         (20,062)   (35,173)         -
                                                  -------------------------------
Net cash provided by financing activities           48,717    204,648    272,725
                                                  -------------------------------
Net decrease in cash                                     -          -     (3,469)
Cash at beginning of year                                -          -      3,469
                                                 ================================
Cash at end of year                              $       -   $      -  $       -
                                                 ================================


               SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
                 For purposes of the statements of cash flows,
                   Business Men's Assurance Company of America
                     considers only cash on hand and demand
                               deposits to be cash

Cash paid during the year for:
  Income taxes                                    $ 13,135  $   1,239 $    9,376
                                                  ================================
  Interest paid on reverse repurchase borrowing   $    369   $    620          -
                                                  ================================

SUPPLEMENTAL SCHEDULE OF NONCASH INVESTING AND
FINANCING ACTIVITIES
Real estate acquired through foreclosure          $  1,236    $  3,033  $    5,156
                                                   ================================

See accompanying notes.


                   Business Men's Assurance Company of America
                  (A Member of the Generali Group of Companies)
                   Notes to Consolidated Financial Statements
                                December 31, 1997


1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Business Men's Assurance Company of America (the Company) is a Missouri-domiciled life insurance company licensed to sell insurance products in 49 states and the District of Columbia. The Company offers a diversified portfolio of individual and group insurance and investment products both directly, primarily distributed through general agencies, and through reinsurance assumptions. Assicurazioni Generali S.p.A. (Generali), an Italian insurer, is the ultimate parent company.

PRINCIPLES OF CONSOLIDATION AND BASIS OF PRESENTATION

The accompanying consolidated financial statements include the accounts of the Company and all majority-owned subsidiaries. All significant intercompany transactions have been eliminated in consolidation.

INVESTMENTS

The Company's entire investment portfolio is designated as available-for-sale. Changes in fair values of available-for-sale securities, after adjustment of deferred policy acquisition costs (DPAC) and deferred income taxes, are reported as unrealized gains or losses directly in stockholder's equity and, accordingly, have no effect on net income. The DPAC offset to the unrealized gains or losses represents valuation adjustments or reinstatements of DPAC that would have been required as a charge or credit to operations had such unrealized amounts been realized.

The   amortized   cost   of   fixed   maturity    investments    classified   as
available-for-sale is adjusted for amortization of premiums and accretion of discounts. That amortization or accretion is included in net investment income.

Mortgage loans and mortgage-backed securities are carried at unpaid balances adjusted for accrual of discount and allowances for other than temporary decline in value. Policy loans are carried at unpaid balances.

Real estate is stated at the lower of cost or fair value. At December 31, 1997, no real estate was owned; at December 31, 1996, real estate was carried net of a valuation allowance of $2,344,000. Profit is recognized on real estate sales when down payment,

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

continuing investment and transfer of risk criteria have been satisfied. Property, equipment and software, and the home office building are generally valued at cost, including development costs, less allowances for depreciation and other than temporary decline in value.

Property, equipment and software are being depreciated over the estimated useful lives of the assets, principally on a straight-line basis. Depreciation rates on these assets are set forth in Note 6.

Realized gains and losses on sales of investments and declines in value considered to be other than temporary are recognized in net earnings on the specific identification basis.

USE OF ESTIMATES

The preparation of consolidated financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

DEFERRED POLICY ACQUISITION COSTS

Certain commissions, expenses of the policy issue and underwriting departments and other variable expenses have been deferred. For limited payment and other traditional life insurance policies, these deferred acquisition costs are being amortized over a period of not more than 25 years in proportion to the ratio of the expected annual premium revenue to the expected total premium revenue. Expected premium revenue was estimated with the same assumptions used for computing liabilities for future policy benefits for these policies.

For universal life-type insurance and investment-type products, the deferred policy acquisition costs are amortized over a period of not more than 25 years in relation to the present value of estimated gross profits arising from estimates of mortality, interest, expense and surrender experience. The estimates of expected gross profits are evaluated regularly and are revised if actual experience or other evidence indicates that revision is appropriate. Upon revision, total amortization recorded to date is adjusted by a charge or credit to current earnings.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Deferred  policy   acquisition   costs  are  evaluated  to  determine  that  the
unamortized portion of such costs does not exceed recoverable amounts after considering anticipated investment income.

RECOGNITION OF INSURANCE REVENUE AND RELATED EXPENSES

For limited payment and other traditional life insurance policies, premium income is reported as earned when due with past-due premiums being reserved. Profits are recognized over the life of these contracts by associating benefits and expenses with insurance in force for limited payment policies and with earned premiums for other traditional life policies. This association is accomplished by a provision for liability for future policy benefits and the amortization of policy acquisition costs. Accident and health premium revenue is recognized on a pro rata basis over the terms of the policies.

For universal life and investment-type policies, contract charges for mortality, surrender and expense, other than front-end expense charges, are reported as other insurance considerations revenue when charged to policyholders' accounts. Expenses consist primarily of benefit payments in excess of policyholder account values and interest credited to policyholder accounts. Profits are recognized over the life of universal life-type contracts through the amortization of policy acquisition costs and deferred front-end expense charges with estimated gross profits from mortality, interest, surrender and expense.

POLICY LIABILITIES AND CONTRACT VALUES

The liability for future policy benefits for limited payment and other traditional life insurance contracts has been computed primarily by a net level premium reserve method based on estimates of future investment yield, mortality and withdrawals made at the time gross premiums were calculated. Assumptions used in computing future policy benefits are as follows: interest rates range from 3.25% to 8.50%, depending on the year of issue; withdrawal rates for individual life policies issued in 1966 and after are based on Company experience, and policies issued prior to 1966 are based on industry tables; and mortality rates are based on mortality tables that consider Company experience. The liability for future policy benefits is graded to reserves stipulated by the policy over a period of 20 to 25 years or the end of the premium paying period, if less.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

For universal life and investment-type contracts, the account value before deduction of any surrender charges is held as the policy liability. An additional liability is established for deferred front-end expense charges on universal life-type policies. These expense charges are recognized in income as insurance considerations using the same assumptions as are used to amortize deferred policy acquisition costs.

Claims and benefits payable for reported disability income claims have been computed as the present value of expected future benefit payments based on estimates of future investment yields and claim termination rates. The amount of benefits payable included in the future policy benefit reserves and policy and contract claims for December 31, 1997 and 1996 was $47,211,000 and $38,694,000, respectively. Interest rates used in the calculation of future investment yields vary based on the year the claim was incurred and range from 3% to 8.75%. Claim termination rates are based on industry tables.

Other accident and health claims and benefits payable for reported claims and incurred but not reported claims are estimated using prior experience. The methods of calculating such estimates and establishing the related liabilities are periodically reviewed and updated. Any adjustments needed as a result of periodic reviews are reflected in current operations.

FEDERAL INCOME TAXES

Deferred federal income taxes have been provided in the consolidated financial statements to recognize temporary differences between the financial reporting and tax bases of assets and liabilities measured using enacted tax rates and laws (Note 7). Temporary differences are principally related to deferred policy acquisition costs, the provision for future policy benefits, accrual of discounts on investments, accelerated depreciation and unrealized investment gains and losses.

SEPARATE ACCOUNTS

These accounts arise from two lines of business, variable annuities and MBIA insured guaranteed investment contracts (GIC). The separate account assets are legally segregated and are not subject to the claims which may arise from any other business of the Company.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The assets and liabilities of the variable line of business are reported at fair value since the underlying investment risks are assumed by the policyowners. Investment income and gains or losses arising from the variable line of business accrue directly to the policy owners and are, therefore, not included in investment earnings in the accompanying consolidated statement of operations. Revenues to the Company from variable products consist primarily of contract maintenance charges and administration fees. Separate account assets and liabilities for the variable line of business totaled $30,000 on December 31, 1997.

The assets of the MBIA GIC line of business are maintained at an amount equal to the related liabilities. These assets related to the MBIA GIC line of business include securities available-for-sale reported at fair value and mortgage loans carried at unpaid balances. Changes in fair values of available-for-sale securities, net of deferred income taxes, are reported as unrealized gains or losses directly in stockholders equity.

The liabilities are reported at the original deposit amount plus accrued interest guaranteed to the contractholders. Investment income and gains or losses arising from MBIA GIC investments are included in investment earnings in the accompanying consolidated statement of operations. The guaranteed interest payable is included in the increase in policy liabilities in the accompanying consolidated statement of operations. Separate account assets and liabilities for the MBIA GIC line of business totaled $76,934,000 on December 31, 1997.

INTANGIBLE ASSETS

Goodwill of $12,323,000, net of accumulated amortization of $3,325,000 resulting from the acquisition of a subsidiary, is included in other assets. Goodwill is being amortized over a period of 20 years on a straight-line basis, and amortization amounted to $782,000 for each of the years ended December 31, 1997, 1996 and 1995.

FAIR VALUES OF FINANCIAL INSTRUMENTS

Financial Accounting Standards Board (FASB) Statement of Financial Accounting Standards (SFAS) No. 107, "Disclosures about Fair Value of Financial
Instruments," requires disclosure of fair value information about financial instruments, whether or not

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

recognized in the balance sheet, for which it is practicable to estimate that value. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the instruments. SFAS No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company:



                                 DECEMBER 31, 1997          DECEMBER 31, 1996
                              ------------------------ -------------------------
                                CARRYING      FAIR         CARRYING       FAIR
                                 AMOUNT       VALUE         AMOUNT        VALUE
                              ------------------------ -------------------------
                                               (In Thousands)


Fixed maturities (Note 3)       $1,326,018  $1,326,018    $1,288,934  $1,288,934
Equity securities (Note 3)          57,806      57,806        32,350      32,350
Mortgage loans                     842,149     867,552       704,356     707,915
Policy loans                        62,207      57,491        65,225      60,735
Short-term investments              47,507      47,507        39,991      39,991
Reinsurance recoverables:
  Paid benefits                      6,588       6,588         3,948       3,948
  Benefits and claim reserves       72,000      72,000        58,177      58,177
Assets held in separate accounts    76,964      77,061             -           -
Mortgage loan commitments (Note 5)       -      74,469             -      46,735
Investment-type insurance
   contracts (Note 4)             1,277,362  1,256,129     1,097,821   1,078,326

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

     Cash and short-term investments: The carrying amounts reported in the balance sheet for these instruments approximate their fair values.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     Investment securities: Fair values for fixed maturity securities are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. The fair value for equity securities is based on quoted market prices.

     Off-balance-sheet   instruments:   The  fair  value  for  outstanding  loan
     commitments approximates the amount committed, as all loan commitments were made within the last 60 days of the year.

     Mortgage loans and policy loans: The fair value for mortgage loans and policy loans is estimated using discounted cash flow analyses, using interest rates currently being offered for loans with similar terms to borrowers of similar credit quality. Loans with similar characteristics are aggregated for purposes of the calculations. The carrying amount of accrued interest approximates its fair value.

     Flexible and single premium deferred annuities: The cash surrender value of flexible and single premium deferred annuities approximates their fair value.

     Guaranteed investment contracts: The fair value for the Company's liabilities under guaranteed investment contracts is estimated using discounted cash flow analyses, using interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

     Supplemental contracts without life contingencies: The carrying amounts of supplemental contracts without life contingencies approximate their fair values.

     Reinsurance recoverables: The carrying values of reinsurance recoverables approximate their fair values.

FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK

In the normal course of business, the Company becomes a party to various financial transactions to reduce its exposure to fluctuations in interest rates. In 1997, the Company entered into interest rate swap contracts for the purpose of converting the variable interest

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

rate characteristics of certain investments to fixed rates to match those of the related insurance liabilities (guaranteed investment contracts) that the investments are supporting. The net interest effect of such swap transactions is reported as an adjustment of interest income as incurred. The notional amount of these contracts were $25,000,000 at December 31, 1997.

POSTRETIREMENT BENEFITS

The projected future cost of providing postretirement benefits, such as health care and life insurance, is recognized as an expense as employees render service. See Note 8 for further disclosures with respect to postretirement benefits other than pensions.

IMPAIRMENT OF LOANS

SFAS No. 114, "Accounting by Creditors for Impairment of a Loan," and SFAS No. 118, "Accounting by Creditors for Impairment of a Loan - Income Recognition and Disclosures," require that an impaired mortgage loan's fair value be measured based on the present value of future cash flows discounted at the loan's effective interest rate, at the loan's observable market price or at the fair value of the collateral if the loan is collateral dependent. If the fair value of a mortgage loan is less than the recorded investment in the loan, the difference is recorded as an allowance for mortgage loan losses. The change in the allowance for mortgage loan losses is reported with realized gains or losses on investments. Interest income on impaired loans is recognized on a cash basis.

PENDING ACCOUNTING STANDARD

SFAS No. 130, "Reporting Comprehensive Income," will be adopted in 1998 and will require disclosure of comprehensive income which includes the change in unrealized investment gains and losses. The comprehensive income amount is expected to be more volatile than net income.

RECLASSIFICATION

Certain amounts for 1996 and 1995 have been reclassified to conform to the current year presentation.

2. DIVIDEND LIMITATIONS

Missouri has legislation that requires prior reporting of all dividends to the Director of Insurance. The Company, as a regulated life insurance company, may pay a dividend from unassigned surplus without the approval of the Missouri Department of Insurance if the aggregate of all dividends paid during the preceding 12-month period does not exceed the greater of 10% of statutory stockholder's equity at the end of the preceding calendar year or the statutory net gain from operations for the preceding calendar year. A portion of the statutory equity of the Company that is available for dividends would be subject to additional federal income taxes should distribution be made from "policyholders' surplus" (see Note 7).

As of December 31, 1997 and 1996, the Company's statutory stockholder's equity was $188,193,000 and $171,240,000, respectively. Statutory net gain from operations and net income for each of the three years in the period ended December 31, 1997 were as follows:



                                              YEAR ENDED DECEMBER 31
                                        1997         1996          1995
                                    -----------------------------------------
                                                  (In Thousands)

Net gain from operations               $18,545       $10,898          $8,309
Net income                              14,540        10,381           9,418

3. INVESTMENT OPERATIONS

The Company's investments in securities are summarized as follows:



                                             DECEMBER 31, 1997
                              ---------------------------------------------
                                            GROSS        GROSS
                              AMORTIZED   UNREALIZED   UNREALIZED   FAIR
                                COST        GAINS        LOSSES     VALUE
                              ---------------------------------------------
                                                 (In Thousands)

Fixed maturities:
  U.S. Treasury securities and
   obligations of U.S. government
   corporations and agencies $   67,406   $  1,233  $    (46) $     68,593
  Obligations of states and
   political subdivisions        36,053      1,472        (9)       37,516
  Debt securities issued by
    foreign governments           3,975        121      (126)        3,970
  Corporate securities          427,242      8,955    (2,004)      434,193
  Mortgage-backed securities    755,467     10,153    (2,330)      763,290
  Redeemable preferred stocks    18,315        206       (65)       18,456
                              ----------------------------------------------
Total                         1,308,458     22,140    (4,580)    1,326,018
Equity securities                46,807     12,419    (1,420)       57,806
                              ----------------------------------------------
                             $1,355,265    $34,559   $(6,000)   $1,383,824
                              ==============================================


3. INVESTMENT OPERATIONS (CONTINUED)



                                            DECEMBER 31, 1996
                             ------------------------------------------------
                                             GROSS        GROSS
                               AMORTIZED   UNREALIZED   UNREALIZED   FAIR
                                 COST        GAINS        LOSSES     VALUE
                             ------------------------------------------------
                                               (In Thousands)

Fixed maturities:
  U.S. Treasury securities and
   obligations of U.S. government
   corporations and agencies $  119,125    $  1,571     $   (802)  $   119,894
  Obligations of states and
   political subdivisions        40,052         773          (93)       40,732
   Debt securities issued by
    foreign governments           4,471         166         (267)        4,370
   Corporate securities         426,286       6,472       (3,786)      428,972
   Mortgage-backed securities   687,455       6,031       (8,147)      685,339
   Redeemable preferred stocks    9,499         157          (29)        9,627
                             -------------------------------------------------
Total                         1,286,888      15,170      (13,124)    1,288,934
Equity securities                28,644       4,875       (1,169)       32,350
                             -------------------------------------------------
                             $1,315,532     $20,045     $(14,293)   $1,321,284
                             =================================================

The amortized cost and estimated fair value of fixed maturity securities at December 31, 1997, by contractual maturity, are as follows. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Maturities of mortgage-backed securities have not been set forth in the following table, as such securities are not due at a single maturity date:

                                           AMORTIZED COST       FAIR VALUE

                                        ------------------------------------
                                                     (In Thousands)

Due in one year or less                   $     59,899      $     59,517
Due after one year through five years          140,594           142,573
Due after five years through 10 years          266,145           271,715
Due after 10 years                              86,353            88,923
                                         ------------------------------------
                                               552,991           562,728
Mortgage-backed securities                     755,467           763,290
                                         ------------------------------------
Total fixed maturity securities             $1,308,458        $1,326,018
                                         ====================================


3. INVESTMENT OPERATIONS (CONTINUED)

The majority of the Company's mortgage loan portfolio is secured by real estate. The following table presents information about the location of the real estate that secures mortgage loans in the Company's portfolio:


                                     CARRYING AMOUNT AS OF DECEMBER 31,
                                           1997              1996
                                  ------------------------------------
                                               (In Thousands)

State:
   California                             $  71,675        $  68,399
   Arizona                                   65,030           51,515
   Texas                                     60,821           59,404
   Missouri                                  51,839           34,400
   Oklahoma                                  47,569           32,809
   Florida                                   42,549           30,790
   Washington                                39,824           34,614
   Utah                                      37,821           25,383
   Kansas                                    34,267           34,069
   Other                                    390,754          332,973
                                    ------------------------------------
                                           $842,149         $704,356
                                    ====================================

The following table lists the Company's investment in impaired mortgage loans and related allowance for credit losses at December 31. The table also includes the average recorded investment in impaired loans and interest income on impaired loans:



                                            1997         1996       1995
                                           -------------------------------
                                                    (In Thousands)


Impaired mortgage loans                    $ 1,069      $2,516      $5,160
Allowance for credit losses                    244         691       1,651
                                           -------------------------------
Net recorded investment in impaired loans  $   825      $1,825      $3,509
                                           ===============================
Average recorded investment in
  impaired loans                           $ 1,325      $2,667      $2,902
                                           ===============================

Interest income on impaired loans          $     57     $  115      $  403
                                           ===============================



3. INVESTMENT OPERATIONS (CONTINUED)

Bonds,  mortgage  loans,   preferred  stocks  and  common  stocks  approximating
$4,600,000 and $4,200,000 were on deposit with regulatory authorities at December 31, 1997 and 1996, respectively.

Set forth below is a summary of consolidated net investment income for the years ended December 31:

                                       1997       1996       1995
                                   -------------------------------------
                                                     (In Thousands)

Fixed maturities:
  Bonds                            $  92,741    $  86,066     $  73,930
  Redeemable preferred stocks          1,309          814         1,176

Equity securities:
  Common stocks                          793          579           521
  Nonredeemable preferred stocks         541          438           330
Mortgage loans on real estate         66,053       52,973        41,770
Policy loans                           3,906        3,953         3,952
Short-term investments                 2,955        3,016         4,779
Other                                  1,223          269           340
                                   -------------------------------------
                                     169,521      148,108       126,798
Less:
  Investment income from
    discontinued operations                -            -           211
 Investment expenses                   2,175        2,479         1,982
                                   =====================================
Net investment income from
  continuing operations             $167,346     $145,629      $124,605
                                   =====================================


3. INVESTMENT OPERATIONS (CONTINUED)

Realized gains (losses) on securities disposed of during 1997,1996 and 1995 consisted of the following:

                                         1997         1996             1995

                                      ----------------------------------------
                                                  (In Thousands)

Fixed maturity securities:
  Gross realized gains                 $10,499        $7,953          $10,246
  Gross realized losses                 (4,690)       (1,622)          (4,388)
Equity securities:
  Gross realized gains                   3,204         2,001            1,789
  Gross realized losses                   (777)            -             (376)
Other investments                       (3,115)       (2,426)          (2,981)
                                      -----------------------------------------
Net realized gains                    $  5,121        $5,906         $  4,290
                                      =========================================

Sales of investments in securities in 1997, 1996 and 1995, excluding maturities and calls, resulted in gross realized gains of $8,362,000, $9,798,800 and $11,887,000 and gross realized losses of $1,017,000, $1,290,500 and $4,564,000 respectively.

The net carrying value of nonincome-producing investments at December 31, 1996, which were nonincome producing during the year, consisted of mortgage loans of $1,293,000 and bonds of $1,200,000. There were no nonincome producing investments at December 31, 1997.

4. INVESTMENT CONTRACTS

The  carrying  amounts  and  fair  values  of  the  Company's   liabilities  for
investment-type insurance contracts (included with future policy benefits and contract account balances in the balance sheet) at December 31 are as follows:



                                            1997                  1996
                                 ----------------------- ----------------------
                                   CARRYING     FAIR        CARRYING     FAIR
                                    AMOUNT      VALUE        AMOUNT      VALUE
                                 ----------------------- ----------------------
                                                 (In Thousands)

Guaranteed investment contracts  $  660,782 $   662,281  $   596,499 $   598,241
Flexible and single premium
   deferred annuities               539,616     516,343      501,322     480,085
Separate accounts                    76,964      77,505            -           -
                                 -----------------------------------------------
Total investment-type insurance
   contracts                     $1,277,362  $1,256,129   $1,097,821  $1,078,326
                                 ===============================================

4. INVESTMENT CONTRACTS (CONTINUED)

Fair values of the Company's insurance contracts other than investment contracts are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.

5. COMMITMENTS AND CONTINGENCIES

The Company leases equipment and certain office facilities from others under operating leases through 2003. Certain other equipment and facilities are rented monthly. Rental expense amounted to $2,137,000, $2,117,000 and $2,742,000 for the years ended December 31, 1997, 1996 and 1995, respectively. As of December 31, 1997, the minimum future payments under noncancelable operating leases for each of the next five years and in the aggregate subsequent to 2002 are as follows:

1998                                              $1,093,000
1999                                                 945,000
2000                                                 491,000
2001                                                 386,000
2002                                                 168,000
Subsequent to 2002                                     2,000
                                            ===================
Total                                             $3,085,000
                                            ===================

Total outstanding commitments to fund mortgage loans were $74,496,000 and $46,735,000 at December 31, 1997 and 1996, respectively.

The Company and its subsidiaries are parties to certain claims and legal actions arising during the ordinary course of business. In the opinion of management, after consulting with legal counsel, these matters will not have a materially adverse effect on the operations or financial position of the Company.

6. PROPERTY, EQUIPMENT AND SOFTWARE

A summary of property, equipment and software at December 31 and their respective depreciation rates is as follows:


                                             RATE OF
                                          DEPRECIATION     1997      1996
                                         -------------- ---------------------
                                                            (In Thousands)
Home office building, including land with
  a cost of $425,000                           2%         $23,158    $23,158
Other real estate not held-for-sale or
   rental                                      4%             973      1,126
Less accumulated depreciation                             (12,530)   (11,963)
                                                         --------------------
                                                           11,601     12,321
Equipment and software                     5%-33%          23,937     29,010
Less accumulated depreciation                             (18,785)   (22,441)
                                                         --------------------
                                                            5,152      6,569
                                                         --------------------
Total property, equipment and software                    $16,753    $18,890
                                                         ====================

7. FEDERAL INCOME TAXES

The components of the provision for income taxes and the temporary differences generating deferred income taxes for the years ended December 31 are as follows:



                                             1997       1996         1995
                                         ------------------------------------
                                                    (In Thousands)

Current                                    $10,948     $  6,757     $  4,830

Deferred:
  Deferred policy acquisition costs            143        1,322        4,139
  Future policy benefits                     3,783        2,424        4,010
  Accrual of discount                          197          408          494
  Tax on realized gains greater than book      571       (1,076)      (1,034)
  Recognition of tax effect previously
    deferred on sale of affiliate stock
    in prior period                        (11,169)           -            -
  Employee benefit plans                    (2,206)          86         (148)
  Other, net                                   265          982         (436)
                                          -----------------------------------
                                            (8,416)       4,146        7,025
                                          -----------------------------------
Total                                        2,532       10,903       11,855

Less taxes from discontinued operations:
  Current                                        -         (149)       1,539
  Deferred                                       -          884        1,813
                                          -----------------------------------
                                                 -          735        3,352
                                          -----------------------------------
Total taxes from continuing operations     $  2,532     $10,168     $  8,503
                                          ===================================

The Company did not record any valuation allowances against deferred tax assets at December 31, 1995, 1996 or 1997.

7. FEDERAL INCOME TAXES (CONTINUED)

Total taxes vary from the amounts computed by applying the federal income tax rate of 35% to earnings from continuing operations for the following reasons:



                                                1997       1996        1995
                                            ----------------------------------
                                                       (In Thousands)

Application of statutory rate to earnings
  before taxes on income                     $13,552    $  9,888      $8,375
Tax-exempt municipal bond interest and
  dividends received deductions                 (361)       (291)       (293)
Recognition of tax effect previously
  deferred on sale of affiliate stock in
  a prior period                             (11,169)          -           -
Other                                            510         571         421
                                            -----------------------------------
                                            $  2,532     $10,168      $8,503
                                            ===================================

The significant components comprising the Company's deferred tax assets and liabilities as of December 31, 1997 and 1996 are as follows:



                                                 1997                 1996
                                          ------------------------------------
Deferred tax liabilities:

  Deferred acquisition costs                    $29,641              $27,426
  Tax effect of sale of affiliates stock              -               14,169
  Unrealized investment gains and losses          7,735                1,987
  Other                                           9,655                5,532
                                           -----------------------------------
Total deferred tax liability                     47,031               49,114

Deferred tax assets:

   Reserve for future policy benefits            21,411               23,012
   Accrued expenses                               8,504                6,636
   Other                                          4,872                4,554
                                            ----------------------------------
Total deferred tax assets                        34,787               34,202
                                            ==================================
Net deferred tax liability                      $12,244              $14,912
                                            ==================================

7. FEDERAL INCOME TAXES (CONTINUED)

Certain amounts that were not currently taxed under pre-1984 tax law were credited to a "policyholders' surplus" account. This account is frozen under the 1984 Tax Act and is taxable only when distributed to stockholders at which time it is taxed at regular corporate rates. The "policyholders' surplus" of the Company approximates $87,000,000. The Company has no present plan for distributing the amount in "policyholders' surplus." Consequently, no provision has been made in the consolidated financial statements for the taxes thereon. However, if such taxes were assessed, the amount of taxes payable would be approximately $30,000,000.

Earnings taxed on a current basis are accumulated in a "shareholder's surplus" account and can be distributed to the shareholder without tax. The shareholder's surplus amounted to approximately $247,000,000 at December 31, 1997.

8. BENEFIT PLANS

TRUSTEED EMPLOYEE RETIREMENT PLAN AND JONES & BABSON, INC. PENSION PLAN

The Company has a trusteed employee retirement plan for the benefit of salaried employees who have reached age 21 and who have completed one year of service. The plan, which is administered by an Employees' Retirement Committee consisting of at least three officers appointed by the Board of Directors of the Company, provides for normal retirement at age 65 or earlier retirement based on minimum age and service requirements. Retirement may be deferred to age 70. Upon retirement, the retirees receive monthly benefit payments from the plan's BMA group pension investment contract. During 1997, approximately $4.3 million of annual benefits were covered by a group pension investment contract issued by the Company. Assets of the plan, primarily equities, are held by three trustees appointed by the Board of Directors.

The Company's subsidiary, Jones & Babson, Inc., had a pension plan covering substantially all employees. As of January 5, 1995, that plan was merged into the trusteed plan for BMA salaried employees. The benefits for the Jones & Babson, Inc. employees in the merged plan were the same as provided in the previous Jones & Babson, Inc. pension plan. Effective January 1, 1997, the benefit formula for the Jones & Babson, Inc.

8. BENEFIT PLANS (CONTINUED)

employees was changed to be identical with the benefit formula used for BMA employees. All benefits accrued prior to January 1, 1997 have been preserved. Employees of the Company's subsidiary, BMA Financial Services, Inc., became eligible to participate in the Company's plan effective January 1, 1995.

The following table sets forth the plan's funded status at December 31:



                                                        1997          1996
                                                      ------------------------
                                                           (In Thousands)
Actuarial present value of accumulated
  benefit obligations:
   Vested                                              $ 50,968      $ 45,377
   Non-vested                                             1,397         1,296
                                                       -----------------------
Total                                                  $ 52,365      $ 46,673
                                                       =======================
Projected benefit obligation for service
  rendered to date                                     $(62,683)     $(57,186)
Plan assets at fair value                                85,605        79,679
                                                        ----------------------
Plan assets in excess of projected benefit obligation    22,922        22,493

Unrecognized net gain from past experience different
  from that assumed and effects of changes
  in assumptions                                        (23,519)      (24,732)
Prior service cost not yet recognized in net periodic
   pension cost                                           2,034         2,607
Unrecognized net asset at January 1, 1987 being
   recognized over 15 years                             (1,177)        (1,471)
Adjustment to recognize minimum liability                  (50)          (57)
                                                        -----------------------
Prepaid (accrued) pension cost                          $  210      $ (1,160)
                                                        =======================



                                                      1997     1996     1995
                                                    --------------------------
Net pension cost included the following components:
  Service cost - benefits earned during the period  $  1,767  $1,797  $  1,758
  Interest cost on projected benefit obligation        4,374   4,195     4,089
  Actual return on plan assets                       (10,316) (9,745)  (12,888)
  Net amortization and deferral                        2,812   3,102     7,019
                                                    ---------------------------
Net pension benefit                                 $ (1,363) $ (651)  $   (22)
                                                    ===========================

8. BENEFIT PLANS (CONTINUED)

In determining the actuarial present value of the projected benefit obligation, the weighted-average discount rate utilized was 7.5% for 1997, 8% for 1996 and 7.5% for 1995, and the rate of increase in future compensation levels used was 5% for 1997, 5.5% for 1996 and 5% for 1995. The expected long-term rate of return on assets was 8% in 1997, 1996 and 1995.

SUPPLEMENTAL RETIREMENT PROGRAMS AND DEFERRED COMPENSATION PLAN

The Company has supplemental retirement programs for senior executive officers and for group sales managers and group sales persons who are participants in the trusteed retirement plan. These programs are not qualified under Section 401(a) of the Internal Revenue Code and are not prefunded. Benefits are paid directly by the Company as they become due. Benefits are equal to an amount computed on the same basis as under the trusteed retirement plan (except incentive compensation is included and limitations under Sections 401 and 415 of the Internal Revenue Code are not considered) less the actual benefit payable under the trusteed plan.

The Company also has a deferred compensation plan for the Company's managers that provides retirement benefits based on renewal premium income at retirement resulting from the sales unit developed by the manager. This program is not qualified under Section 401(a) of the Internal Revenue Code and is not prefunded. As of January 1, 1987, the plan was frozen with respect to new entrants. Currently, there are two managers who have not retired and will be entitled to future benefits under the program. The actuarial present value of benefits shown below includes these active managers, as well as all managers who have retired and are entitled to benefits under the program.

8. BENEFIT PLANS (CONTINUED)

The following table sets forth the combined supplemental retirement programs' and deferred compensation plan's funded status at December 31:



                                                 1997          1996
                                             -----------------------------
                                                      (In Thousands)

Actuarial present value of accumulated
  benefit obligations:
   Vested                                      $   9,964     $   8,535
   Non-vested                                        136           234
                                              -----------------------------
Total                                            $ 10,100     $   8,769
                                              =============================


Projected benefit obligation for service
  rendered to date                               $(11,281)     $(10,178)
Unrecognized net loss from past experience
  different from that assumed and effects of
  changes in assumptions                            2,260         1,319
Prior service cost not yet recognized in net
  periodic pension cost                               678           856
Unrecognized net obligation at January 1,1987
  being recognized over 15 years                      729           911
Adjustment required to recognize minimum
  liability                                        (2,486)       (1,677)
                                               -----------------------------
Accrued pension liability                        $(10,100)    $  (8,769)
                                               =============================



                                           1997          1996         1995
                                    ------------------------------------------
Net pension cost included the
  following components:
   Service cost - benefits earned
    during the period                $   190       $   189       $   197
   Interest cost on projected
    benefit obligation                   783           761           651
   Net amortization and deferral         469           513           371
                                     ------------------------------------------
Net pension cost                      $1,442        $1,463        $1,219
                                     ==========================================

In determining the actuarial present value of the projected benefit obligation, the weighted-average discount rate utilized was 7.5% for 1997, 8% for 1996 and 7.5% for 1995. The rate of increase in future compensation levels used was 5% for 1997, 5.5% for 1996 and 5% for 1995.

8. BENEFIT PLANS (CONTINUED)

SAVINGS AND INVESTMENT PLANS

The Company has savings and investment plans qualifying under Section 401(k) of the Internal Revenue Code. Employees and sales representatives are eligible to participate after one year of service. Participant contributions are invested by the trustees for the plans at the direction of the participant in any one or more of four investment funds. The Company makes matching contributions in varying amounts. The Company's matching contributions amounted to $1,099,000 in 1997, $1,284,000 in 1996 and $1,336,000 in 1995. Participants are fully vested in the Company match after five years of service.

The Company has a field force retirement plan for the benefit of agents and managers. The plan is a defined contribution plan with contributions made entirely by the Company. Each agent or manager under a standard contract with one year of service with the Company is eligible to participate. The Company makes an annual contribution for each participant equal to 3% of eligible earnings up to the Social Security wage base and 6% of eligible earnings which are in excess of the Social Security wage base. Each participant is fully vested in his retirement account after five years of service. Assets of the plan are deposited in a retirement trust fund and maintained by the plan trustees who are appointed by the Company. The Company incurred costs related to this plan of $230,000 in 1997, $225,000 in 1996 and $420,000 in 1995.

DEFINED BENEFIT HEALTH CARE PLAN

In addition to the Company's other benefit plans, the Company sponsors an unfunded defined benefit health care plan that provides postretirement medical benefits to full-time employees for whom the sum of the employee's age and years of service equals or exceeds 75, with a minimum age requirement of 50 and at least 10 years of service. The plan is contributory, with retiree contributions adjusted annually, and contains other cost-sharing features such as deductibles and coinsurance. The accounting for the plan anticipates a future cost-sharing arrangement with retirees that is consistent with the Company's past practices.

8. BENEFIT PLANS (CONTINUED)

The following table presents the plan's funded status at December 31:



                                                    1997       1996
                                                ----------------------
                                                     (In Thousands)

Accumulated postretirement benefit obligation:
  Retirees                                       $  9,636     $10,199
  Active plan participants                          1,854       2,054
                                                -----------------------
                                                   11,490      12,253
Plan assets at fair value                               -           -
                                                -----------------------
Accumulated postretirement benefit
  obligation in excess of plan assets              11,490      12,253
Unrecognized net loss                                (268)       (125)
Unrecognized transition obligation                 (4,872)     (5,199)
Unrecognized prior service costs                   (2,808)     (4,008)
                                                 ----------------------
Accrued postretirement benefit cost               $ 3,542     $ 2,921
                                                 ======================

Net periodic postretirement benefit cost includes the following components:



                                                1997      1996      1995
                                              ----------------------------
                                                      (In Thousands)

Service cost                                 $   122    $   118   $   153
Interest cost                                    878        867       771
Amortization of transition obligation
  over 20 years                                  327        327       511
Amortization of past service costs               407        407         -
                                              ----------------------------
Net periodic postretirement benefit cost      $1,734     $1,719    $1,435
                                              ============================

The weighted-average annual assumed rate of increase in the per capita cost of covered benefits (i.e., health care cost trend rate) varies per year, equal to the maximum contractual increase of the Company's contribution. Because the Company's future contributions are contractually limited as discussed above, an increase in the health care cost trend rate has a minimal impact on expected benefit payments.

8. BENEFIT PLANS (CONTINUED)

The   weighted-average   discount  rate  used  in  determining  the  accumulated
postretirement benefit obligation was 7.25%, 7.5% and 7.5% at December 31, 1997, 1996 and 1995 respectively.

During the year ended December 31, 1995, the Company recognized a reduction in the accumulated postretirement benefit obligation of approximately $3,165,000 from a curtailment of the plan due to the disposal of its medical line of business. The decrease in the accumulated postretirement benefit obligation has been directly offset by a reduction of the remaining unrecognized transition obligation. The Company also adopted certain plan amendments during 1995 that resulted in an increase to the accumulated postretirement benefit obligation of approximately $4,415,000 related to prior service rendered by plan participants. This amount has been deferred and will be amortized over the remaining service period of active plan participants.

9. REINSURANCE

The Company actively solicits reinsurance from other companies. The Company also cedes portions of the insurance it writes as described in the next paragraph. The effect of reinsurance on premiums earned from continuing operations was as follows:


                                       1997        1996        1995
                                    -----------------------------------
                                             (In Thousands)

Direct                               $118,192    $124,912     $153,476
Assumed                               134,541     116,154      102,212
Ceded                                 (54,613)    (38,114)     (77,604)
                                    -----------------------------------
Total net premium                     198,120     202,952      178,084
Less net premium from
  discontinued operations                   -           -          430
                                    -----------------------------------
Total net premium from
  continuing operations              $198,120    $202,952     $177,654
                                    ===================================

The Company reinsures with other companies portions of the insurance it writes, thereby limiting its exposure on larger risks. Normal retentions without reinsurance are $750,000 on an individual life policy, $750,000 on individual life insurance assumed and $200,000 on an individual life insured under a single group life policy. As of December 31, 1997, the Company had ceded to other life insurance companies individual life insurance in force of approximately $24.1 billion and group life of approximately $654 million.

9. REINSURANCE (CONTINUED)

Benefits and reserves ceded to other insurers amounted to $42,069,000, $28,132,000 and $53,672,000 during the years ended December 31, 1997, 1996 and
1995, respectively. At December 31, 1997 and 1996, policy reserves ceded to other insurers were $55,568,000 and $43,573,000, respectively. Claim reserves ceded amounted to $16,432,000 and $14,604,000 at December 31, 1997 and 1996,
respectively. The Company remains contingently liable on all reinsurance ceded by it to others. This contingent liability would become an actual liability in the event an assuming reinsurer should fail to perform its obligations under its reinsurance agreement with the Company.

10. RELATED-PARTY TRANSACTIONS

The Company reimburses Generali's U.S. branch for certain expenses incurred on the Company's behalf. These expenses were not material in 1997, 1996 or 1995. The Company retrocedes a portion of the life insurance it assumes to Generali. In accordance with this agreement, the Company ceded premiums of $873,000, $1,035,000 and $1,023,000 during 1997, 1996 and 1995, respectively. The Company ceded no claims during 1997, 1996 or 1995.

In 1995, the Company entered into a modified coinsurance agreement with Generali to cede 50% of certain single-premium deferred annuity contracts issued. In accordance with this agreement, $35 million, $60 million and $137 million in account balances were ceded to Generali in 1997, 1996 and 1995, respectively, and Generali loaned such amounts back to the Company. Account balances ceded and loaned back at December 31, 1997 and 1996 were $213 million and $193 million, respectively. The recoverable amount from Generali was offset against the loan. The net expense related to this agreement was $1,895,000, $1,344,000 and $136,000 for the years ended December 31, 1997, 1996 and 1995, respectively. The Company held payables to Generali of $799,000 and $972,000 at December 31, 1997 and 1996, respectively.

11. STOCKHOLDER'S EQUITY

The components of the balance sheet caption "net unrealized gain on securities" in stockholder's equity are summarized as follows:



                                                  1997              1996
                                               ----------------------------
                                                       (In Thousands)

Net unrealized gains (losses) on securities:
  Fixed maturities                               $17,560           $2,046
  Equity securities                               10,999            3,706
  Securities held in separate account                334                -
                                               -----------------------------
Net unrealized gains (losses)                     28,893            5,752

Adjustment to deferred policy acquisition costs   (7,224)             (35)
Adjustment to unearned revenue reserve               430              (44)
Deferred income taxes                             (7,735)          (1,987)
                                                -----------------------------
Net unrealized gains (losses)                     $14,364           $3,686
                                                =============================


12. DISCONTINUED OPERATIONS

In June of 1994, the Company adopted a plan to dispose of its medical line of business. Accordingly, the medical line of business was considered a discontinued operation for the years ended 1996 and 1995, and the consolidated financial statements report separately the net assets and operating results of the discontinued operations.

During 1994, the Company entered into an agreement to dispose of the Company's Kansas and Missouri group medical business and sell the Company's wholly-owned HMO, BMA Selectcare. The transaction closed on December 31, 1994. The agreement provided for the full reinsurance of the Company's Kansas and Missouri group medical business through the renewal dates of the related group contracts. The estimated gain on disposal of this business was recorded in 1994. An additional gain of $661,000, net of tax, was recorded in 1995 reflecting various adjustments to initial estimates.

The Company also entered into an agreement during 1994 to dispose of the remainder of its medical line of business effective January 1, 1995. This transaction closed January 31, 1995 and, accordingly, was reflected in the 1995 financial statements. The agreement provided for the reinsurance of substantially all of the Company's remaining group and

12. DISCONTINUED OPERATIONS (CONTINUED)

individual medical business through the renewal dates of the related contracts. Under the agreement, the Company continued to remain primarily liable for claims, billing and receipts through the next anniversary dates of the policies reinsured. The estimated gain on disposal of this business of $5,694,000, net of income taxes, was recorded in 1995. An additional gain of $1,416,000, net of income taxes, was recorded in 1996 reflecting various adjustments to initial estimates.

13. IMPACT OF YEAR 2000 (UNAUDITED)

Some of the Company's computer systems were written using two digits rather than four to define the applicable year. As a result, those computer systems will not recognize the year 2000 which, if not corrected, could cause disruptions of operations, including, among other things, an inability to process transactions or engage in similar normal business activities.

The Company has developed a plan to modify its information technology to be ready for the year 2000 and has begun converting critical data processing systems. The Company currently expects the project to be substantially complete by late 1998 which is prior to any anticipated impact on its operating systems. Based on this plan, the Company does not believe that the costs to complete such system modifications or replacements will be material to the Company's financial statements.




                                     PART C

                                OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

     a.  Financial Statements

The following financial statements of the Separate Account are included in Part B hereof:

      1.  Statement of Assets and Liabilities - September 30, 1998 (unaudited)
      2. Statement of Operations and Changes in Net Assets for the Nine Months Ended September 30, 1998 (unaudited)
      3.  Notes to Unaudited Financial Statements - September 30, 1998
      4.  Report of Independent Auditors
      5.  Statement of Assets and Liabilities - December 31, 1997
      6. Statement of Operations and Changes in Net Assets for the Period from November 24, 1997 (inception) to December 31, 1997
      7.  Notes to Financial Statements - December 31, 1997

The following financial statements of the Company are included in Part B hereof:

      1.  Report of Independent Auditors
      2.  Consolidated Balance Sheets - December 31, 1997 and 1996
      3. Consolidated Statements of Operations for the Years Ended December 31, 1997, 1996 and 1995
      4. Consolidated Statements of Stockholder's Equity for the Years Ended December 31, 1997, 1996 and 1995
      5. Consolidated Statements of Cash Flows for the Years Ended December 31, 1997, 1996 and 1995
      6.  Notes to Consolidated Financial Statements - December 31, 1997

     b.  Exhibits

      1. Resolution of Board of Directors of the Company authorizing the establishment of the Variable Account*
      2.     Not Applicable
      3.(a)  Principal Underwriter's Agreement **
      3.(b)  Form of Selling Agreement**
      4.(a)  Individual Variable Annuity Contract*
      4.(b) Waiver of Withdrawal Charge and Interest Adjustment Rider** 4.(c) Death Benefit Endorsement +
      5.     Application for Individual Variable Annuity Contract**
      6.     (i)  Copy of Articles of Incorporation of the Company**
             (ii) Copy of the Bylaws of the Company**
      7.     Not Applicable
      8.     Form of Fund Participation Agreement**
      9.     Opinion and Consent of Counsel
     10.     Independent Auditors' Consent
     11.     Not Applicable
     12.     Not Applicable
     13.     Not Applicable
     14.     Company Organizational Chart**
     27.     Not Applicable

     *Incorporated by reference to Registrant's Form N-4, as electronically filed on August 5, 1997.

   **Incorporated by reference to Registrant's Pre-Effective Amendment No. 1 to Form N-4, as electronically filed on October 17, 1997.

  ***Incorporated by reference to Registrant's Post-Effective Amendment No.2 to Form N-4, as electronically filed on July 8, 1998.

+ Incorporated by reference to Registrant's Post-Effective Amendment No. 3 to Form N-4, as electronically filed on August 14, 1998.

Item 25.    Directors and Officers of the Depositor

The following are the Officers and Directors of the Company:

Name and Principal                               Positions and Offices
Business Address                                 with Depositor
Giorgio Balzer                                   Director, Chairman of the Board and
BMA Tower                                        Chief Executive Officer
700 Karnes Blvd.
Kansas City, MO 64108-3306

Robert Thomas Rakich                             Director, President and Chief Operating Officer
BMA Tower
700 Karnes Blvd.
Kansas City, MO 64108-3306

Dennis Keith Cisler                              Senior Vice President - Information
BMA Tower                                        Systems
700 Karnes Blvd.
Kansas City, MO 64108-3306

David Lee Higley                                 Senior Vice President & Chief Financial
BMA Tower                                        Officer
700 Karnes Blvd.
Kansas City, MO 64108-3306

Stephen Stanley Soden                            Senior Vice President - BMA Financial
BMA Tower                                        Group
700 Karnes Blvd.
Kansas City, MO 64108-3306

Michael Kent Deardorff                           Vice President - BMA Financial Group
BMA Tower                                        Marketing
700 Karnes Blvd.
Kansas City, MO 64108-3306

James Evan Kilmer                                Vice President - Taxes
BMA Tower
700 Karnes Blvd.
Kansas City, MO 64108-3306

Edward Scott Ritter                              Vice President - Corporate Development
BMA Tower
700 Karnes Blvd.
Kansas City, MO 64108-3306

David A. Gates                                   Director - Regulatory Affairs
BMA Tower
700 Karnes Blvd.
Kansas City, MO 64108-3306

Martin Jefferson Fuller                          Senior Vice President - Insurance
BMA Tower                                        Distribution
700 Karnes Blvd.
Kansas City, MO 64108-3306

Robert Noel Sawyer                               Senior Vice President & Chief Investment
BMA Tower                                        Officer
700 Karnes Blvd.
Kansas City, MO 64108-3306

Vernon Wirt Voorhees II                          Director, Senior Vice President -
BMA Tower                                        Corporate Services & Secretary
700 Karnes Blvd.
Kansas City, MO 64108-3306

Margaret Mary Heidkamp                           Vice President - Management Services
BMA Tower
700 Karnes Blvd.
Kansas City, MO 64108-3306

Jay Brian Kinnamon                               Vice President & Corporate Actuary
BMA Tower
700 Karnes Blvd.
Kansas City, MO 64108-3306

Susan Annette Sweeney                            Vice President - Treasurer & Controller
BMA Tower
700 Karnes Blvd.
Kansas City, MO 64108-3306

Gerald W. Selig                                  Actuary - Accumulation Products
BMA Tower
700 Karnes Blvd.
Kansas City, MO 64108-3306

Thomas Morton Bloch                              Director

Gianguido Castagno                               Director

William Thomas Grant II                          Director

Donald Joyce Hall, Jr.                           Director

Allan Drue Jennings                              Director

David Woods Kemper                               Director

Giorgio Liveris                                  Director

John Kessander Lundberg                          Director

John Pierre Mascotte                             Director

Giovanni Perissinotto                            Director

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant

The Company organizational chart was filed as Exhibit 14 in Pre-Effective Amendment No. 1 to Form N-4 and is incorporated herein by reference.

Item 27. As of December 7, 1998, there were 35 Non-Qualified Contract Owners and 11 Qualified Contract Owners.

Not Applicable

Item 28.    Indemnification

The Bylaws of the Company (Article IV) provide that:

Section 1: Indemnification. Each person who is or was a Director, officer or employee of the Corporation or is or was serving at the request of the Corporation as a Director, officer or employee of another corporation, partnership, joint venture, trust or other enterprise (including the heirs, executors, administrators or estate of such person) shall be indemnified by the Corporation as a right to the full extent permitted or authorized by the laws of the State of Missouri, as now in effect and as hereafter amended, against any liability, judgment, fine, amount paid in settlement, cost and expense (including attorneys' fees) asserted or threatened against and incurred by such person in his capacity as or arising out of his status as a Director, officer or employee of the Corporation, or if serving at the request of the Corporation, as a Director, officer or employee of another corporation, partnership, joint venture, trust or other enterprise. The indemnification provided by this Bylaw provision shall not be exclusive of any other rights to which those indemnified may be entitled under any other bylaw or under any agreement, vote of shareholders or disinterested directors or otherwise, and shall not limit in any way any right which the Corporation may have to make different or further indemnifications with respect to the same or different persons or classes of persons.

Without limiting the foregoing, the Corporation is authorized to enter into an agreement with any Director, officer or employee of the Corporation providing indemnification for such person against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement that result from any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, including any action by or in the right of the Corporation, that arises by reason of the fact that such person is or was a Director, officer or employee of the Corporation, or is or was serving at the request of the Corporation as a Director, officer or employee of another corporation, partnership, joint venture, trust or other enterprise, to the full extent allowed by law, whether or not such indemnification would otherwise be provided for in this Bylaw, except that no such agreement shall indemnify any person from or on account of such person's conduct which was finally adjudged to have been knowingly fraudulent, deliberately dishonest or willful misconduct.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted for directors and officers or controlling persons of the Company pursuant to the foregoing, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.    Principal Underwriters

     a.  Jones & Babson, Inc. is the principal underwriter for the Contracts.
     b.  The following are the officers and directors of Jones & Babson, Inc.:

    Name and                               Positions and Offices
Business Address                             with Underwriter
-------------------------                  ---------------------
Larry D. Armel                             President,
5540 Belinder                              Director and CEO
Shawnee Mission, KS 66205

P. Bradley Adams                           Vice President, Chief
12019 Cherokee Lane                        Financial Officer and
Leawood, KS 66209                          Treasurer

Michael A. Brummel                         Vice President
1304 NE Oakwood Drive                      Asst. Sec. and Asst. Treas.
Lee's Summit, MO 64086

Martin A. Cramer                           Vice President and
13885 S. Brougham Drive                    Secretary
Olathe, KS 66062

John G. Dyer                               Asst. Secretary and
36-L Street                                Legal Counsel
Lake Latowana, MO 64086

Constance B. Martin                        Asst. Vice President
2305 W 95th Street
Leawood, KS 66206

Stephen S. Soden                           Chairman of the Board and
BMA Tower                                  Director
One Penn Valley Park
Kansas City, MO 64141

Giorgio Balzer                             Director
BMA Tower
One Penn Valley Park
Kansas City, MO 64141

Robert T. Rakich                           Director
BMA Tower
One Penn Valley Park
Kansas City, MO 64141

Edward S. Ritter                           Director
BMA Tower
One Penn Valley Park
Kansas City, MO 64141

Robert N. Sawyer                           Director
BMA Tower
One Penn Valley Park
Kansas City, MO 64141

Vernon W. Voorhees                         Director
BMA Tower
One Penn Valley Park
Kansas City, MO 64141

Item 30.    Location of Accounts and Records

The physical possession of the accounts, books or documents of the Separate Account which are required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder will be maintained by the Company at 700 Karnes Boulevard, Kansas City Missouri 64108.

Item 31.    Management Services

Not Applicable

Item 32.    Undertakings

     a. Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen
(16) months old for so long as payment under the variable annuity contracts may be accepted.

     b. Registrant hereby undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

     c. Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

     d. Business Men's Assurance Company of America ("Company") hereby represents that the fees and charges deducted under the Contracts described in the Prospectus, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred and the risks assumed by the Company.

                                   SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Registration Statement to be signed on its behalf in the City of Kansas City and the State of Missouri, on this 3rd day of December, 1998.

                         BMA VARIABLE ANNUITY ACCOUNT A
                                      (Registrant)

                         By: BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                                      (Depositor)


                         By: /s/ MICHAEL K. DEARDORFF
                            --------------------------------


                        BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                                      (Depositor)


                         By: /s/ DAVID A. GATES
                            ---------------------------------



Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE AND TITLE


Giorgio Balzer*
---------------------                    Director, Chairman of the Board                     12/3/98
Giorgio Balzer                           and Chief Executive Officer                        ---------
                                                                                             Date

Thomas Morton Bloch*                                                                         12/3/98
---------------------                          Director                                     ---------
Thomas Morton Bloch                                                                          Date



Gianguido Castagno*                                                                          12/3/98
--------------------------                     Director                                     ---------
Gianguido Castagno                                                                           Date



William Thomas Grant II *                                                                    12/3/98
---------------------------                    Director                                     ---------
William Thomas Grant II                                                                       Date


Donald Joyce Hall, Jr.*                                                                      12/3/98
---------------------------                    Director                                     --------
Donald Joyce Hall, Jr.                                                                        Date


Allan Drue Jennings*                                                                         12/3/98
---------------------------                    Director                                     ---------
Allan Drue Jennings                                                                            Date

David Woods Kemper*                                                                          12/3/98
---------------------------                    Director                                     ---------
David Woods Kemper                                                                             Date

Giorgio Liveris*                                                                             12/3/98
---------------------------                    Director                                     ---------
Giorgio Liveris                                                                                Date

John Kessander Lundberg*                                                                     12/3/98
---------------------------                    Director                                     ----------
John Kessander Lundberg                                                                        Date

John Pierre Mascotte*                                                                        12/3/98
----------------------------                   Director                                     ----------
John Pierre Mascotte                                                                           Date

Giovanni Perissinotto*                                                                       12/3/98
---------------------------                    Director                                     ----------
Giovanni Perissinotto                                                                          Date

/s/ ROBERT T. RAKICH                                                                         12/3/98
---------------------------                    Director, President and Chief                ---------
Robert Thomas Rakich                           Operating Officer                               Date

/S/ VERNON W. VOORHEES II                                                                    12/3/98
---------------------------                    Director, Senior Vice President -            ---------
Vernon Wirt Voorhees II                        Corporate Services & Secretary                   Date

/S/ DAVID L. HIGLEY                                                                          12/4/98
--------------------------                     Senior Vice President & Chief                ---------
David Lee Higley                               Financial Officer                               Date

/S/ SUSAN A. SWEENEY                                                                         12/3/98
--------------------------                     Vice President - Treasurer &                 --------
Susan Annette Sweeney                          Controller                                      Date


*By:   /S/ ROBERT T. RAKICH 12/3/98
       ----------------------------
           Attorney-in-Fact

*By: /S/ VERNON W. VOORHEES II 12/3/98
         -----------------------------
           Attorney-in-Fact

                                    EXHIBITS

                                       TO

                        POST-EFFECTIVE AMENDMENT NO. 4 TO

                                    FORM N-4

                         BMA VARIABLE ANNUITY ACCOUNT A

                   BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA




                                INDEX TO EXHIBITS

Exhibit                                                            Page

EX-99.B9    Opinion and Consent of Counsel
EX-99.B10   Independent Auditors' Consent